UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

AVISTA CORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ENERGY THAT TRANSFORMS 2025 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

SHAREHOLDER LETTER

March 26, 2025

Dear Fellow Shareholder:

Avista’s 2025 Annual Meeting will be held at 8:00 a.m. Pacific Time on Thursday, May 8, 2025. This year’s Annual Meeting of Shareholders will once again be held in a virtual format only. You will not be able to attend the Annual Meeting in person.

You will be able to participate in the Annual Meeting, vote, and submit your questions and comments during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/AVA2025.

Whether or not you plan to participate in the Annual Meeting, we urge you to vote and submit your proxy prior to the Annual Meeting by mail, telephone or through the internet as soon as possible, following the instructions printed on your proxy card and/or proxy notice.

As I step into the President and CEO role at Avista, I am honored, humbled, and excited to have an incredible team around me. Together, we will take on the myriad opportunities and challenges ahead of us. We take our mission of enabling vibrant communities through energy seriously, and serve our customers every day with compassion and optimism about the future.

This Proxy Statement accompanies the 2024 Annual Report to Shareholders (the “Annual Report”), which contains information about the Company’s performance, including our audited financial statements.

As you’ll see in our Annual Report, we continue to provide Energy that Transforms. From ensuring robust energy supply and delivery systems, partnering in the shared clean energy economy, inspiring engaged and thriving employees, to committing to financial strength, we are delivering on our mission.

I look forward to building on the legacy of integrity and care given to us by Dennis Vermillion as I serve our employees, customers, communities, and you, our shareholders.

Thank you for your interest in and support of Avista.

Sincerely,

Heather Rosentrater

President and Chief Executive Officer

1411 E. Mission Ave.

Spokane, Washington 99202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Avista’s Annual Meeting will be held virtually by live webcast on Thursday, May 8, 2025 at 8:00 a.m. Pacific Time. The purposes of the meeting are to:

(1)	elect eleven directors identified in the accompanying proxy statement to serve until the 2026 Annual Meeting of Shareholders;

(2)

ratify the appointment of Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, Ltd., and their respective affiliates (collectively, “Deloitte”) as the Company’s independent registered public accounting firm for 2025;

(3)	approve the amendment and restatement of the Company’s long-term incentive plan, including an increase in available shares;

(4)	hold an advisory (non-binding) vote on executive compensation; and

(5)	transact other business that may come before the meeting or any adjournment or postponement thereof.

Shareholders of record may participate in the Annual Meeting by logging in at www.virtualshareholdermeeting.com/AVA2025. Please refer to the Additional Information for guidance regarding participation in the Annual Meeting.

Your vote is very important to us. You can be sure your shares are represented at the meeting if you are a shareholder of record by promptly voting over the internet or by telephone or by returning your completed proxy card in the pre-addressed, postage-paid return envelope (which will be provided to those shareholders who request to receive paper copies of these materials by mail), or, if your shares are held through an account with a brokerage firm, bank or other nominee, by returning your completed voting instruction card to your broker or nominee. The proxy is solicited by the Board of Directors of Avista Corp.

We cordially invite you to attend the meeting.

By Order of the Board,

Gregory C. Hesler

Senior Vice President, General Counsel, Corporate Secretary and Chief Ethics/Compliance Officer

Spokane, Washington

March 26, 2025

THIS PROXY STATEMENT AND THE 2024 ANNUAL REPORT ARE AVAILABLE ON THE

INTERNET AT HTTP://PROXYVOTE.COM

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:
Via the Internet Go to www.proxyvote.com and follow the instructions	By Mail Mark, sign, date and return your proxy card in the postage-paid envelope	By Telephone Call 1-800-690-6903	Virtual Live Webcast www.virtualshareholdermeeting. com/AVA2025 to vote during the virtual annual meeting

Important Information About Avista’s Virtual Annual Meeting

Avista Corporation’s (“Avista” or the “Company”) 2025 Annual Meeting of Shareholders (the “Annual Meeting”) will be held virtually by live webcast. Shareholders of record at the close of business on March 7, 2025, are entitled to participate in the meeting and participants will be able to ask questions, make comments and vote on the matters brought before the meeting. Below are some frequently asked questions regarding our Annual Meeting.

How can I view and participate in the Annual Meeting? To participate, visit www.virtualshareholdermeeting.com/AVA2025 and log in with the 16-digit control number included in your proxy materials.

When can I join the virtual Annual Meeting? You may begin to log in to the meeting platform beginning at 7:45 a.m. Pacific Time on May 8, 2025. The meeting begins at 8:00 a.m. Pacific Time on May 8, 2025.

How can I ask questions and vote? We encourage you to submit your questions and vote in advance by visiting www.proxyvote.com. Shareholders may also vote and submit questions virtually during the meeting (subject to time restrictions). During the meeting, questions can only be submitted in the question box provided in the virtual meeting webcast. To participate in the meeting webcast, visit www.virtualshareholdermeeting.com/AVA2025.

What if I lost my 16-digit control number? You will be able to log in as a guest. To view the meeting webcast, visit www.virtualshareholdermeeting.com/AVA2025 and register as a guest. If you log in as a guest, you will not be able to vote your shares or ask questions during the meeting.

What if I experience technical difficulties? Please call (844) 986-0822 (US) or 1 (412) 317-5419 (international) for assistance.

Where can I find additional information? For additional information about how to attend the Annual Meeting, please refer to the Additional Information section.

A recording of the Annual Meeting will be posted as soon as practical at https://investor.avistacorp.com along with answers to a representative set of any shareholder questions received before and during the Annual Meeting not answered due to time constraints. We also encourage you to read our Annual Report on Form 10-K available at www.proxyvote.com.

Your vote is important to us! Please vote today at www.proxyvote.com.

PROXY SUMMARY

Proxy Summary

Governance Highlights

Our Company is committed to maintaining the highest standards of corporate governance. Strong corporate governance practices help us achieve our performance goals and maintain the trust and confidence of our investors, employees, customers, regulatory agencies and other stakeholders. Our corporate governance practices are described in more detail in Corporate Governance Matters in this proxy statement and in our Corporate Governance Guidelines, which can be found in the Corporate Governance section of our website at https://investor.avistacorp.com/corporate-governance.

DIRECTOR INDEPENDENCE

•  The President and Chief Executive Officer (“CEO”) is the only non-independent director.

•  During 2024, the Board committees (except the Executive Committee) were composed exclusively of independent directors.

•  The Board is committed to board refreshment. Our Board added four new members in the past five years, three of whom are independent.

•  The independent directors regularly meet in executive sessions without management.

BOARD LEADERSHIP

• The positions of Chair and CEO are separated. • The Company has an independent Vice Chair, appointed by the Board, whose duties are equivalent to those of a lead independent director.

•  The Vice Chair, in collaboration with the Chair, helps facilitate and ensure there is open and effective communication between the Board, the Chair and management. The Vice Chair’s specific duties are set forth in Corporate Governance Matters.

100% All director nominees exhibit:	High Integrity A Commitment to Sustainability Knowledge of Corporate Governance Requirements and Practices Leadership Experience	A Commitment to the Long-Term Interests of our Shareholders Strong Business Judgment A Proven Record of Success Innovative Thinking

2025 PROXY STATEMENT	1

PROXY SUMMARY

BOARD OVERSIGHT OF RISK MANAGEMENT

•  The Board and its committees consider enterprise risk in connection with all Company operations including, but not limited to, utility regulatory, operational, climate change, cybersecurity, technology, strategic, external mandates, financial, energy commodity and compliance risks.

• The Board reviews Avista’s systematic approach to identifying, assessing and managing risks faced by the Company.

STOCK OWNERSHIP REQUIREMENTS

•  Independent directors are expected to achieve a minimum investment of five times the minimum equity portion of their retainer in Company common stock and are expected to retain at least that level of investment during their tenure on the Board.

•  Directors and officers are prohibited from engaging in short sales, pledging, or hedging the economic interest in their Company shares.

•  The stock ownership policy for the Company’s executive officers requires executive officers to own shares based on their highest position and salary:

•   President and Chief Executive Officer — 5 times salary

•   Executive Vice President (“EVP”) and Senior Vice Presidents (“SVP”) — 2.5 times salary

•   Vice Presidents (“VP”) — 1 times salary

BOARD PRACTICES

•  The Board regularly assesses its performance through Board, committee, committee chair, and individual director evaluations.

•  Continuing director education is provided during regular Board and committee meetings, including education by outside experts, and by supporting attendance at outside programs.

•  Directors may not stand for election after age 72.

•  The Governance and Corporate Responsibility Committee (“Governance Committee”) leads the full Board in considering Board competencies and refreshment in light of Company strategy.

•  The Board is committed to actively seeking out highly qualified candidates and including such individuals in each Board candidate pool, including candidates with a diversity of experience, skills, background and viewpoint.

ACCOUNTABILITY

• The Board proactively adopted Proxy Access for director nominees. • All directors stand for election annually.	• In uncontested elections, directors must be elected by a majority of votes cast.

Shareholder Engagement

The Company has a history of engaging with our shareholders, supporting our belief in the importance of the governance process and of incorporating a meaningful understanding of shareholder perspectives on corporate governance, executive compensation, and other issues that are important to them. These discussions help to inform our Board’s approach to governance, compensation and oversight of corporate responsibility initiatives. Our Office of the Corporate Secretary coordinates shareholder engagement with Investor Relations and provides a summary of all relevant feedback to the Board. In 2024, the Company reached out to shareholders representing nearly 60 percent of shares outstanding. In addition, Investor Relations meets with our shareholders throughout the year, frequently along with our CFO and CEO.

2

PROXY SUMMARY

Corporate Responsibility: Building Trust and Accountability

The Company understands its commitment to sustainability, stewardship and corporate citizenship is important, not only to our shareholders, but to our communities and other constituencies. Accordingly, we have produced a Corporate Responsibility Report covering the Company’s commitments to the environment, its employees, its customers and the communities we serve, as well as ethical governance. This report is available on our website at https://investor.avistacorp.com/corporate-responsibility/our-commitment. Material on our website, including but not limited to this report and related reports and metrics, is neither part of nor intended to be incorporated into this Proxy Statement.

Compensation Highlights — 2024

In 2024, the Compensation and Organization Committee (“Compensation Committee”) established performance goals for the Company based on input from the CEO and aligned the short-term and long-term incentive plans with those goals. Our incentive arrangements allow us to focus on maintaining an attractive financial profile while creating long-term value for shareholders and customers.

As summarized below, the compensation earned by our Named Executive Officers (“NEOs”) in 2024 reflects our corporate performance for the fiscal year.

Our Annual Cash Incentive 74% 2024 Payout	Our Cumulative Earnings Per Share Performance Shares 45% 2024 Payout	Our Total Shareholder Return Performance Shares 55% 2024 Payout	Our CEO’s pay was 60% Linked to Share Value In 2024

HIGHLIGHTS

The Compensation Committee approved base salary adjustments ranging from 3% to 10% for our NEOs based on market comparisons, its assessment of individual performance and other factors as discussed in more detail in the Compensation Discussion and Analysis.

In early 2025, our NEOs received a payout for one-third of their restricted stock units (“RSUs”) granted in each of 2022, 2023 and 2024, along with the associated dividend equivalents. These RSUs are time-based, and one-third vest each year over a three-year period.

Our Cumulative Earnings Per Share (“CEPS”) exceeded our three-year CEPS threshold, which resulted in payment of 45% of the performance share units (“PSUs”) related to CEPS granted in 2022 for the 2022-2024 performance period and the associated dividend equivalents.

Customer Satisfaction, Reliability, Average Response Time, and EID Scorecard metrics performed at or above target for our Short-Term Incentive Plan. Our Utility Earnings Per Share performance landed above threshold, and Cost Per Customer metric landed below threshold, resulting in a total annual cash incentive payment of 74% of target.

Our Total Shareholder Return (“TSR”) exceeded our TSR threshold, which resulted in a final payment of 55% of the PSUs related to TSR granted in 2022 for the 2022-2024 performance period and the associated dividend equivalents.

Our CEO compensation strongly aligns with our shareholder interests: 60% in long-term incentive equity, 20% in annual cash incentive, and 20% base salary.

Our CEO’s pay is 27 times higher than our median employee’s pay.

2025 PROXY STATEMENT	3

PROPOSAL 1: ELECTION OF DIRECTORS

Proposal 1: Election of Directors

What are you voting on?	Shareholders are being asked to elect director nominees for a one-year term. This section includes information about the Board of Directors and each director nominee.

Voting Recommendation:	The Board of Directors unanimously recommends a vote FOR each of the nominees for director and urges beneficial owners, if they are not the record holders, to instruct their brokers or other nominees to vote for each director.

Director Selection Process

The Board is elected by the shareholders to oversee their interests in the long-term overall success of the Company’s business and its financial strength. Our directors have diverse backgrounds and experience and represent a broad spectrum of viewpoints.

The Board has a robust and effective director nomination and evaluation process. The Board has delegated to the Governance Committee the responsibility for reviewing and recommending to the Board nominees for director. The Governance Committee annually reviews with the Board the composition of the Board as a whole and recommends, if necessary, steps to be taken so the Board reflects the appropriate balance of knowledge, experience, competencies and expertise, all in the context of an assessment of the needs of the Board and the Company at the time. In evaluating a director candidate, the Governance Committee considers the knowledge, experience, integrity, business acumen and judgment of that candidate; the potential contribution of that candidate to the diversity of backgrounds, experience and competencies the Board desires to have represented; the willingness of that candidate to consider strategic proposals; and any other criteria established by the Board, as well as any core competencies or technical expertise necessary to staff the Board committees.

For longer-serving directors, the Governance Committee also considers the tenure of the director and whether the duration of service impairs such director’s independence from management, as demonstrated by the director’s relationship with management and the director’s participation in Board and committee deliberations. Directors must be able to commit the requisite time for preparation and attendance at regularly scheduled Board and committee meetings, as well as be able to participate in other matters necessary to ensure good corporate governance is practiced.

The Board is committed to actively seeking out highly qualified candidates and including such individuals in each Board candidate pool, including candidates with a diversity of experience, skills, background, and viewpoint.

The Board considers the appropriate size of the Board and the needs of the Company with respect to the particular talents and experience of its directors. In evaluating individual director candidates, the Board takes into consideration the criteria set forth in the Company’s Corporate Governance Guidelines (available on the Company’s website at https://investor.avistacorp.com/corporate-governance), including, but not limited to:

•	The qualifications, knowledge, competencies, abilities and executive leadership experience of nominees, as well as work experience at the executive leadership level in his/her field of expertise;

•	Familiarity with the energy/utility industry;

•	Recognition by other leaders as a person of integrity and outstanding professional competence with a proven record of accomplishments;

•	Experience in a regulatory arena;

•	Knowledge of the business of, and/or facilities for, the generation, purchase, transmission and/or distribution of electric energy and/or the purchase, storage and/or distribution of natural gas;

•	Attributes enhancing the diversity and perspective of the Board; and

•	Knowledge of the customers, community and employee base.

4

PROPOSAL 1: ELECTION OF DIRECTORS

The Board believes it must continue to refresh itself. During the last five years, the Board added four new members, three of whom are independent, as a result of retirements and departures due to professional and personal commitments. The Board consists of directors with a range of experience at policy-making levels in business, government and other areas relevant to the Company’s activities. The average tenure of the current director nominees is 8.9 years and the average age is 60.3.

The Governance Committee identifies nominees by first evaluating the current members of the Board. Current members of the Board with competencies and experience relevant to the Company’s business strategies and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service, or if the Governance Committee decides not to nominate a member for re-election, the Committee would then identify the desired qualifications, competencies, expertise, diversity, abilities and experience of a new nominee considering the criteria set forth above. Current members of the Board are polled for recommendations of individuals meeting the criteria described above. The Governance Committee may also consider candidates recommended by management, employees or others. The Governance Committee may, at its discretion, engage executive search firms to identify qualified individuals.

Shareholder Recommendations and Nominations of Director Candidates; Proxy Access

The Governance Committee will consider written recommendations for candidates for the Board made by shareholders. Recommendations must include detailed biographical material indicating the qualifications of the candidate for the Board and must include a written statement from the candidate of willingness and availability to serve. The Governance Committee will consider any candidate recommended in good faith by a shareholder. The Governance Committee will evaluate director nominees in the same manner as other candidates are evaluated, as discussed above.

While candidates for director are usually nominated by the Board (after consideration and recommendation by the Governance Committee, as discussed above), shareholders may directly nominate candidates for election as directors. In order to do so, shareholders must follow the procedures set forth in the Company’s Bylaws (“Bylaws”), described in the section “2026 Annual Meeting Information.” The Chair of the meeting may refuse to acknowledge any nomination not made in compliance with the Bylaws.

In addition, subject to the satisfaction of additional requirements and conditions, and to the exceptions and limitations set forth in the Bylaws, each registered shareholder (or group of not more than 20 shareholders) who has owned at least 3% of the Company’s outstanding shares of common stock for at least three years, may designate one nominee for election as a director of the Company for inclusion in management’s proxy soliciting materials for each Annual Meeting of Shareholders; provided, however, that management is not required to include a number of such designees greater than 20% of the total number of members of the Board of Directors; and provided, further, the designating shareholder(s) and the designated nominee(s) shall also meet the eligibility and other requirements set forth in the Bylaws and described in “2026 Annual Meeting Information”.

Current Nominees

Eleven directors are to be elected to hold office for a one-year term, and until a qualified successor is elected. The Company’s Restated Articles of Incorporation and Bylaws provide for up to 11 directors, as specified from time to time by the Board. The Board has fixed the number of directors at 11.

Upon recommendation from the Governance Committee, the Board nominated Julie A. Bentz, Donald C. Burke, Kevin B. Jacobsen, Rebecca A. Klein, Sena M. Kwawu, Scott H. Maw, Scott L. Morris, Jeffry L. Philipps, Heidi B. Stanley, and Janet D. Widmann to be re-elected as directors for a one-year term to expire at the Annual Meeting in 2026 and until their successors shall have been elected. The Board appointed Heather L. Rosentrater as a director, effective January 1, 2025, upon the resignation from the Board of Dennis P. Vermillion, and nominated Ms. Rosentrater to be elected as a director for a one-year term to expire at the Annual Meeting in 2026. The nominees have consented to serve as directors, and the Board has no reason to believe any nominee will be unable to serve. If a nominee should become unavailable, your shares will be voted for a Board-approved substitute. The Board concluded all nominees, with the exception of Ms. Rosentrater, are independent, and all nominees satisfy the various criteria for nomination as directors.

2025 PROXY STATEMENT	5

PROPOSAL 1: ELECTION OF DIRECTORS

Included in each nominee’s biography is an assessment of the specific qualifications, competencies, attributes and experience of such nominee based on the qualifications described above.

SUMMARY OF BOARD CORE COMPETENCIES

Our director nominees bring a balance of relevant skills to the boardroom, as well as an effective mix of diversity and experience. A summary of the director nominees’ core competencies is shown below:

Qualifications and Expertise												Total

Financial
Leadership of a financial firm or management of the finance function of an enterprise, resulting in proficiency in complex financial management, capital allocation, and financial reporting processes.

		●	●		●	●	●	●		●	●	8/11

Leadership
Extended experience leading a significant enterprise, resulting in a practical understanding of organizations, processes, strategic planning, and risk management. Demonstrated strengths in developing talent, planning succession, and driving change and long-term growth.

	●	●	●	●	●	●	●	●	●	●	●	11/11

Business Innovation
Experience driving business success, with an understanding of diverse business environments including regional considerations, economic conditions, cultures, and regulatory frameworks, as well as disruptive innovation.

	●	●	●	●	●	●	●	●	●	●	●	11/11
Energy and Utilities Experience with the unique operating, regulatory, and financial aspects of the utility industry and related risks, including energy and commodity markets.				●			●		●			3/11
Technology Experience working in operating and administrative technology, including expertise in cybersecurity.	●			●	●		●		●		●	6/11

Regulatory, Environmental and Risk
Experience with and an understanding of the regulated nature of the utility industry, including environmental regulation, the clean energy transition, and oversight of risk.

	●	●	●	●	●	●	●	●	●	●	●	11/11
Mergers and Acquisitions The ability to analyze the fit of a company’s strategy and culture, accurately value transactions, and evaluate operational integration plans.		●	●	●	●	●	●	●	●	●	●	10/11

100% of our directors participate in Board Governance	91% of our directors are independent	36% of our directors added in the last 5 years	60.3 yrs is the average age of our director nominees

6

PROPOSAL 1: ELECTION OF DIRECTORS

Except as otherwise indicated, committee membership is as of the date of this proxy statement.

Julie A. Bentz INDEPENDENT DIRECTOR NOMINEE Age: 60 Tenure: 3 Years Committees: • Environmental, Technology, Operations • Finance

MAJOR GENERAL (RETIRED) BENTZ is one of the principals of BDR LLC, a tree farm and fish hatchery management company, and the sole principal of HOMR LLC, a national security and leadership consulting firm. She retired in 2019 after a successful 33-year career spanning active, reserve and National Guard commissioned service. She has been a recurring member of the White House National Security Council Staff and Homeland Security Council for the Executive Office of the President. While working at the White House, her roles included Senior Advisor for Emerging Technologies and Director of Strategic Capabilities. She also held numerous roles in the Department of Defense at the Pentagon.

Major General (Retired) Bentz holds an M.S. in National Security Strategy from the National Defense University, a Ph.D. and M.S. in Nuclear Engineering from the University of Missouri, and a B.A. in Radiological Health from Oregon State University.

Board and Philanthropic Service:

•  Chair, External Advisory Board for National Security Programs, Sandia National Laboratory

•  Chair, External Review Committee for Strategic Deterrence, Lawrence Livermore National Laboratory

•  Board Member, External Review Committee for Global Security, Lawrence Livermore National Laboratory

•  Senior Advisor, Santiam Canyon Lionshead and Beachie Creek Wildfires Long Term Recovery Group

•  Member, CACI Strategic Advisory Group

•  Member, College of Engineering Dean’s Leadership Council, Oregon State University

Reasons for Nomination:

Ms. Bentz brings to the Board an extensive background in technology and security, both physical and cyber, as well as unique experience serving under three separate United States Presidents on security-related policy matters. Through her service on both the Finance Committee and the Environmental, Technology and Operations Committee, Ms. Bentz provides a unique and valuable perspective on a wide range of issues, including financial matters and investments, as well as issues involving climate change and clean energy transition, technology, and operational safety and security.

Donald C. Burke INDEPENDENT DIRECTOR NOMINEE Age: 64 Tenure: 13 Years Committees: • Vice Chair of the Board • Audit (Chair) • Executive • Governance

MR. BURKE was a managing director of BlackRock, Inc and served as the president and CEO of the BlackRock US mutual funds until his retirement in 2009. In this role, Mr. Burke was responsible for the accounting, tax and regulatory reporting requirements for over 300 open and closed-end mutual funds. Mr. Burke joined BlackRock in connection with the merger with Merrill Lynch Investment Managers (“MLIM”), taking a lead role in the integration of the two firms’ operating infrastructures. While at MLIM, Mr. Burke was the Head of Global Operations and Client Services and also served as the Treasurer and CFO of the MLIM mutual funds. He started his career in public accounting.

Mr. Burke is a certified public accountant and received a B.S. in Accounting and Economics from the University of Delaware and an M.B.A. in Taxation from Pace University.

Board and Philanthropic Service:

•  Board Member and Audit Committee Chair, Virtus mutual fund complex

•  Board Member and Audit Committee Chair, Duff & Phelps mutual fund complex

•  Former Board Member, Goldman Sachs mutual fund complex

•  Former Board Member, BlackRock global funds

•  Former Board Member and Treasurer, Crohn’s and Colitis Foundation

Reasons for Nomination:

Mr. Burke brings significant financial and accounting experience to the Board from his years in public accounting and his role as the treasurer and CFO of numerous mutual funds. Through his service as Chair of the Audit Committee and as the designated Audit Committee Financial Expert, Mr. Burke’s background enhances his performance of a critical leadership role in overseeing the integrity of the Company’s financial statements and related controls, compliance with legal and regulatory requirements, and the performance of the Company’s internal audit function and independent auditors. In addition, as a member of the Governance Committee, Mr. Burke provides a unique and valuable perspective on the Company’s corporate governance and corporate responsibility programs and activities. As a result of his demonstrated excellence in helping lead the Board, Mr. Burke was selected to serve as Vice Chair of the Board.

2025 PROXY STATEMENT	7

PROPOSAL 1: ELECTION OF DIRECTORS

Kevin B. Jacobsen INDEPENDENT DIRECTOR NOMINEE Age: 58 Tenure: 2 Years Committees: • Audit • Environmental, Technology, Operations

MR. JACOBSEN is the Chief Financial Officer of The Clorox Company (NYSE: CLX), a role he has held since 2018. As CFO, Mr. Jacobsen is the senior executive responsible for Clorox’s financial activities, including general accounting, external reporting, financial planning, treasury, tax, and investor relations, as well as oversight of the company’s internal audit function. From 2011 until his appointment as CFO, Mr. Jacobsen served as vice president of financial planning and analysis for Clorox. Prior to that, he served in various roles for Clorox, including as vice president of finance, business development and international; vice president of finance, specialty division; and finance management positions for the Kingsford, Cat Litter and Brazil businesses and the product supply organizations of Clorox. He started his career with Clorox in 1995 after spending five years with General Motors Corporation (NYSE:GM) in various finance and accounting roles.

Board and Philanthropic Service:

•  Former Member of the Economic Advisory Council, Federal Reserve Bank of San Francisco

Reasons for Nomination:

Mr. Jacobsen brings a deep knowledge of financial and accounting issues to the Board, as well as experience as an executive of a publicly traded company operating in competitive product markets. Mr. Jacobsen’s background and experience enables him to provide a unique and valuable perspective on the Company’s business and operational risks through his anticipated service on the Environmental, Technology and Operations Committee. In addition, given his broad financial background, Mr. Jacobsen is a valuable member of the Board’s Audit Committee, where he provides important oversight over the integrity of the Company’s financial statements and related controls, compliance with legal and regulatory requirements, and the performance of the Company’s internal audit function and independent auditors.

Rebecca A. Klein INDEPENDENT DIRECTOR NOMINEE Age: 59 Tenure: 15 Years Committees: • Compensation • Environmental, Technology, Operations (Chair)

MS. KLEIN is the principal of Klein Energy, LLC, an energy consulting company based in Austin, Texas. Over the last 25 years, she has worked in Washington, DC and in Texas in the energy, telecommunications and national security arenas. Ms. Klein’s professional experience includes service with KPMG Consulting (now Deloitte) where she headed the development of the company’s Office of Government Affairs and Industry Relations in Washington, DC. She has served as a commissioner and chair of the Texas Public Utilities Commission and as a Senior Fellow with Georgetown University’s McDonough School of Business. She is a retired Lieutenant Colonel of the Air Force Reserve and a member of the State Bar of Texas.

Ms. Klein holds a B.A. in Human Biology from Stanford University, an M.B.A. from MIT, an M.A. in National Securities Studies from Georgetown University, and a J.D. from St. Mary’s University School of Law in San Antonio, Texas.

Board and Philanthropic Service:

•  Board Member, Diamondback Energy, an upstream oil and gas company

•  Board Member, San Jose Water Group, a California water utility with national subsidiaries

•  Founder and Board Member, Texas Energy Poverty Research Institute

•  Board and Faculty Member, Christian Latina Leadership Institute

Reasons for Nomination:

Ms. Klein possesses a deep knowledge of the energy industry, energy markets and energy regulation, as well as legal expertise in energy and telecommunications and experience in technology and cybersecurity issues. She provides a unique diversity of background and perspective to the Board generally, but particularly in her role as chair of the Environmental, Technology & Operations Committee, Ms. Klein is able to provide critical leadership around the Company’s business and operational risks, environmental activities and objectives, and its strategies relating to physical and cyber security, technology, and data governance. As a member of the Compensation Committee, Ms. Klein helps provide oversight on executive compensation matters, as well as the Company’s strategies, objectives and performance relating to human capital management, including diversity, equity, and inclusion.

8

PROPOSAL 1: ELECTION OF DIRECTORS

Sena M. Kwawu INDEPENDENT DIRECTOR NOMINEE Age: 56 Tenure: 4 Years Committees: • Environmental, Technology, Operations • Finance (Chair)

MR. KWAWU is an operationally focused senior executive with 30+ years of experience in high growth and mature public and private companies across multiple industries. He currently serves as President, In-Home Services at Cinch Home Services, Inc., a home services company with flexible home service (warranty) plans sold through multiple partner channels. Prior to this role, Mr. Kwawu served as the senior vice president of operations of Frontdoor, Inc. (NASDAQ: FTDR), the largest home services (warranty) company in the US. Prior to joining Frontdoor, Mr. Kwawu was with Starbucks Corporation (NASDAQ: SBUX), where he was the senior vice president of finance and business operations. He joined Starbucks as the senior vice president of global supply chain finance. His career also includes global leadership roles with State Street Corporation (NYSE:STT), Genworth Financial (NYSE: GNW) and General Electric Company (NYSE: GE).

Mr. Kwawu holds a B.B.A. from George Washington University and an M.B.A. from University of Michigan.

Mr. Kwawu is the board chair for VillageReach, a non-profit global health innovator developing new solutions to critical healthcare challenges in low- and middle-income countries, mostly on the African continent.

Board and Philanthropic Service:

•  Board Chair, VillageReach

•  Board Member, The Executive Leadership Council

Reasons for Nomination:

Mr. Kwawu has extensive background as a public company executive, which includes experience with risk management, supply chain management, finance, banking, mergers and acquisitions, technology and customer service. Mr. Kwawu’s background allows him to bring a diversity of perspective to Board-related matters. Mr. Kwawu’s experience with operational, supply chain and technology issues allow him to provide unique insights and perspective to his service on the Company’s Environmental, Technology & Operations Committee, which oversees the business and operational risks of the Company, the Company’s environmental performance and strategy, employee and public safety, supply chain risk, and physical and cyber security, technology and data management. Likewise, through his service on the Finance Committee, Mr. Kwawu is able to bring his extensive financial background to bear in helping ensure proper oversight of the Company’s strategies, budgets, forecasts and financial plans and programs to enable the Company to meet its short- and long-term goals and objectives.

Scott H. Maw INDEPENDENT DIRECTOR NOMINEE Age: 57 Tenure: 8 Years Committees: • Compensation (Chair) • Governance

MR. MAW served as executive vice president and CFO of Starbucks Corporation (NASDAQ: SBUX) from February 2014 until his retirement in November 2018. In that capacity, Mr. Maw was responsible for the company’s Global Finance organization. Prior to that, he served as senior vice president of Corporate Finance of Starbucks where he was responsible for corporate finance, including accounting, tax and treasury. Mr. Maw also had oversight of all financial and securities-related regulatory filings. He joined Starbucks as global controller in 2011.

Prior to joining Starbucks, Mr. Maw served as CFO of SeaBright Insurance Company, a specialty workers’ compensation insurer, from 2010 to 2011. From 2008 to 2010, he served as CFO of the Consumer Banking division of JPMorgan Chase & Co. (NYSE: JPM), having previously held a similar position at Washington Mutual Bank. From 1994 to 2003, he served in various finance leadership positions at General Electric Company, including serving as CFO of GE Insurance Holdings, Inc. in London.

Mr. Maw graduated from Gonzaga University with a B.A. in Accounting.

Board and Philanthropic Service:

•  Board Member, Board of Trustees, Gonzaga University

•  Board Member and Audit Committee Chair, Alcon, Inc. (NYSE: ALC), a Swiss medical company specializing in eye care products

•  Board Chair, Chipotle Mexican Grill, Inc. (NYSE: CMG)

Reasons for Nomination:

Mr. Maw brings more than 30 years of financial experience, including extensive experience as a senior executive of several public companies and deep expertise on financial matters and global business operations, to his service on the Board. Mr. Maw provides critical leadership to the Board through his role as Chair of the Compensation Committee, through which he helps ensure proper executive compensation practices and philosophies, provides oversight over the organizational structure and executive personnel of the Company, and helps ensure proper oversight of the Company’s strategies, objectives and performance relating to human capital management, including diversity, equity and inclusion. Likewise, Mr. Maw’s extensive executive experience allows him to bring a unique and valuable perspective to his service on the Board’s Governance Committee, as well as to the Company’s disclosure of corporate responsibility matters, including environmental, social and governance issues.

2025 PROXY STATEMENT	9

PROPOSAL 1: ELECTION OF DIRECTORS

Scott L. Morris INDEPENDENT DIRECTOR NOMINEE Age: 67 Tenure: 18 Years Committees: • Chair of the Board • Executive (Chair) • Finance

MR. MORRIS has been Chair of the Company since January 2008. From January 2008 to October 1, 2019, he also served as the Company’s CEO. From January 2008 to January 2018, he served as the Company’s President. From May 2006 to December 2007, he served as the Company’s President and Chief Operating Officer (“COO”). Mr. Morris was hired by the Company in 1981 and his experience includes management positions in construction and customer service, as well as management of the Company’s Oregon utility business. He was elected as a vice president in November 2000 and, in February 2002, he was elected as a senior vice president.

Mr. Morris is a graduate of Gonzaga University and received his M.A. in organizational leadership from Gonzaga. He also completed the Stanford Business School Financial Management Program and the Kidder Peabody School of Financial Management.

Board and Philanthropic Service:

•  Board Member, McKinstry Co., LLC, a building systems design, operation and maintenance company

•  Lead Director, California Water Service, the largest regulated American water utility west of the Mississippi River and the third largest in the country

•  Board Member, Iron Horse Acquisitions, a diversity media and entertainment SPAC company

•  Trustee Emeritus, Gonzaga University

•  Board Member, Idaho Chapter of the Nature Conservancy

•  Board Member, various Spokane nonprofit and economic development Boards

Reasons for Nomination:

Mr. Morris, in his position as Chair of the Board, leads the overall activities of the Board. He has extensive utility experience, having spent his entire career in the industry. He brings a deep knowledge and understanding of the Company and its subsidiaries, as well as the Company’s overall strategies, activities and objectives, including those relating to operational performance; environmental, social and governance issues; clean energy; employee development, retention and attraction; financial performance; and ethical corporate governance. Through his service on the Finance Committee, Mr. Morris helps ensure adequate oversight of the Company’s financial strategies, budgets, forecasts and financial plans and programs to enable the Company to meet its short- and long-term goals and objectives. Mr. Morris also delivers keen insight into the economic, political and cultural characteristics of the Company’s service territories and the Pacific Northwest as a whole.

Jeffry L. Philipps INDEPENDENT DIRECTOR NOMINEE Age: 69 Tenure: 5 Years Committees: • Audit • Compensation

MR. PHILIPPS was President and CEO of Rosauers Supermarkets, Inc. from July 2000 until his retirement in August 2021, during which time he oversaw the strategy and all operations of a retail grocery company operating 22 retail stores across the Pacific Northwest. Over the span of his career, Mr. Philipps has also played an integral role in the economic vitality of the greater Spokane area and Inland Pacific Northwest region through his leadership roles in a multitude of different regional and national organizations and entities. Mr. Philipps is a member of the Public Library Foundation Citizen Hall of Fame and was named “Retailer of the Year” twice by the Washington Food Industry Association.

Mr. Philipps is a graduate of Carroll College in Helena, Montana, where he earned B.A. degrees in Business, Economics and Accounting.

Board and Philanthropic Service:

•  Board Chair of Life Sciences Spokane, a GSI initiative to develop and support a life and bioscience economy in Spokane, Washington

•  Board Member, Innovia Foundation

•  Board Member, Inland NW Council of the Boy Scouts of America

•  Community Advisory Board Member, University of Washington and Gonzaga University Regional Health Partnership

•  Former Board Chair, Washington Food Industry Association

•  Former Campaign Chair, United Way of Spokane County Campaigns

•  Former Board Chair, Greater Spokane Incorporated (GSI)

•  Former Board Chair, Providence Community Mission Board

•  Former Community Advisory Board Member, Washington State University Elson S. Floyd College of Medicine

Reasons for Nomination:

Mr. Philipps brings a long history of leadership, economic development, and innovation to the Board, including more than 20 years of experience as the CEO of a retail grocery company and a background in accounting and finance, mergers and acquisitions, supply chain, organizational development, human resources, economic development, political and regulatory affairs, and consumer retail sales. His extensive background in these areas make him a valuable member of the Compensation Committee of the Board, through which he helps ensure proper alignment of executive compensation and structure, as well as oversight of human capital management and diversity, equity and inclusion issues. Likewise, through his past service on the Finance Committee, and now the Audit Committee, Mr. Philipps brings his unique and valuable leadership and background to bear in helping provide oversight of the Company’s financial strategies and objectives.

10

PROPOSAL 1: ELECTION OF DIRECTORS

Heather L. Rosentrater NON-INDEPENDENT DIRECTOR NOMINEE Age: 47 Tenure: First Year Committees: • Executive

MS. ROSENTRATER has been President and CEO of the Company since January 1, 2025. As CEO, Ms. Rosentrater oversees all aspects of the Company’s business and its strategies. Previously, Ms. Rosentrater served as President and Chief Operating Officer (from October 2023); Senior Vice President and Chief Operating Officer (from September 2022); and Vice President of Energy Delivery (from November 2015). Ms. Rosentrater also serves as the chair of the board of Avista’s subsidiary Alaska Electric Light and Power Company.

Ms. Rosentrater joined Avista in 1996 as a student engineering technician for Avista Labs, a fuel cell subsidiary business that was later sold. She joined Avista Corporation as an electrical engineer in 1999 and, since 2006, has served in leadership roles across Avista’s electric and natural gas businesses.

Ms. Rosentrater is a graduate of Gonzaga University with a B.S. in Electrical Engineering.

Board and Philanthropic Service:

•  Board Member, American Gas Association (AGA)

•  Board Member, Edison Electric Institute (EEI)

•  Board Member, Western Energy Institute (WEI)

•  Board Member, Washington Roundtable

•  Board Member, Avista Foundation

•  Board Member, Second Harvest Inland Northwest

•  Board Member, Urbanova

•  Member, Gonzaga University School of Engineering and Applied Science Executive Council

•  Former Board Member, YWCA Spokane

•  Former Board Member, Vanessa Behan Crisis Nursery

Reasons for Nomination:

Ms. Rosentrater brings extensive utility experience to her position on the Board, spending more than 25 years with the Company and its subsidiaries. Throughout, she has served as a thought leader, both within the Company and throughout the industry, on a wide range of issues, including decarbonization, grid resiliency, wildfire mitigation, employee development, safety and security, operational excellence, ethical corporate governance, and financial performance. She has likewise provided critical leadership to the Company in the development of its short- and long-term strategies and helped to position the Company to successfully execute those strategies going forward. Ms. Rosentrater has deep roots in the Pacific Northwest, giving her a unique understanding of the Company’s history and the role it plays in the communities it serves, as well as a deep appreciation of its customer base and the economic and political issues that shape its service territory.

Heidi B. Stanley INDEPENDENT DIRECTOR NOMINEE Age: 68 Tenure: 19 Years Committees: • Audit • Executive • Governance

MS. STANLEY is co-owner and chair of Empire Bolt & Screw, Inc., a privately-held international distribution company headquartered in Spokane, Washington. Prior to that, Ms. Stanley spent 24 years in the banking industry. She served as CEO and chair of Sterling Savings Bank from January 2009 to October 2009. From January 2008 to December 2008, she served as director, vice chair, president & CEO. From October 2003 to December 2007, she served as director, vice chair and COO. Previously, she held a variety of leadership positions with increasingly higher levels of managerial responsibility. Prior to joining Sterling in 1985, Ms. Stanley worked for IBM in San Francisco, California and Tucson, Arizona. Throughout her career, Ms. Stanley has provided leadership to the greater Spokane area and the Inland Pacific Northwest region through her service on a variety of charitable, educational and cultural organizations.

Ms. Stanley graduated from Washington State University with a B.A. in Business Administration.

Board and Philanthropic Service:

•  Board Member, Forterra, Inc., a for-profit, wholly-owned subsidiary of the Association of Washington Business

•  Founding Member, Greater Spokane Incorporated

•  Board Member, various other charitable, educational and cultural organizations

•  Former Board Member, Washington Policy Center

•  Former Board Chair, Association of Washington Business

•  Former Board Chair, Inland Northwest YMCA

•  Former Board Member, Spokane Symphony

Reasons for Nomination:

Ms. Stanley’s varied business experiences provide a diverse business perspective on risk analysis, operations, policy development, mergers and acquisitions, organizational development, board governance and capital markets. In addition, she has a long history of leadership, economic development and community support activities, all of which allow her to provide valuable leadership on governance and corporate responsibility matters through her service on the Governance Committee. In addition, through her broad financial background, Ms. Stanley is a valuable member of the Board’s Audit Committee, where she plays an important role in ensuring proper oversight of the integrity of the Company’s financial statements and related controls, compliance with legal and regulatory requirements, and the performance of the Company’s internal audit function and independent auditors. In addition, Ms. Stanley provides deep understanding of the Company’s customer base, as well as economic and political issues throughout the Company’s service territories.

2025 PROXY STATEMENT	11

PROPOSAL 1: ELECTION OF DIRECTORS

Janet D. Widmann INDEPENDENT DIRECTOR NOMINEE Age: 58 Tenure: 11 Years Committees: • Finance • Governance (Chair)

MS. WIDMANN has more than 25 years of executive experience in health care service and technology-enabled health care companies. She is an Operating Partner with Varsity Healthcare Partners and previously served as the CEO of Acorn Health, a national provider of services to children with autism, and president and CEO of Kids Care Dental, a pediatric dental, orthodontic and oral surgery company. Ms. Widmann was executive vice president and chief executive of Blue Shield of California, a national health plan where she had overall profit and loss responsibility for $15 billion in annual revenue and 3.5 million members. Ms. Widmann began her career at Health Net, eventually serving as the COO of its dental and vision subsidiaries. Ms. Widmann has been consistently named one of the “Most Influential Women in the Bay Area” by the San Francisco Business Journal.

Ms. Widmann holds a B.S. in Health Administration from California State University, Northridge and an M.A. in Health Administration from the University of Southern California.

Board and Philanthropic Service:

•  Board Member, Orthopedic Care Partners

•  Board Member, Ideal Option

•  Member, The Committee of 200

•  Member, McKinsey & Company’s Bay Area Women’s Executive Roundtable

•  Member, International Women’s Forum

•  Former Board Member, Delta Dental of California

•  Former Executive Chair, Acorn Health

•  Former Board Chair, Cutera (NASDAQ: CUTR)

•  Former Board Member, California Health Professions Education Foundation; Bay Area Business Council

•  Former Board Member, Versant Health

Reasons for Nomination:

Ms. Widmann brings a strong background of executive leadership and economic development to her service on the Board. Her experience as CEO and COO of private companies includes risk management and oversight, finance and investment banking, mergers and acquisitions, technology and cybersecurity, organizational development and human resources, innovation, economic development and customer service. As the Chair of the Governance Committee, Ms. Widmann provides critical leadership in the oversight of governance-related issues, as well as the Company’s disclosure of corporate responsibility matters, including environmental, social and governance issues. In addition, Ms. Widmann is a valuable member of the Board’s Finance Committee which provides oversight of the Company’s financial strategies, plans, programs, goals and objectives.

The Board recommends a vote “FOR” all director nominees.

12

CORPORATE GOVERNANCE MATTERS

Corporate Governance Matters

Corporate Governance Principles

The Board is responsible for directing the management of the business and affairs of the Company. As such, the Board gives the Company’s executive officers strategic direction and oversees their operation of the Company’s business and their conduct of its affairs, with a view to serving the best interests of the Company and its shareholders and other stakeholders.

The Board has adopted Governance Guidelines to address matters including qualification of directors, standards of independence for directors, election of directors, responsibilities and expectations of directors, and evaluation of director and committee performance. The Governance Guidelines are reviewed at least annually and updated as necessary. The Governance Guidelines, along with the Bylaws, Board Committee Charters, and the Code of Conduct, provide the framework for the governance of the Company.

Board Leadership Structure

The Board does not have a policy as to whether the role of CEO should be separate from the Chair, nor, if the roles are separate, whether the Chair should be selected from the independent directors. The Board selects the Chair in a manner it determines to be in the best interests of the Company and its shareholders. This flexibility has allowed the Board to determine whether the role should be separated based on the individuals and the circumstances existing at that time. The Board believes the Company has been well served by this leadership structure.

Annually, the Board examines its governance practices, including the separation of the positions of the Chair and the CEO and the independence of the Chair. The Board believes it needs to retain the ability to balance the independent Board structure with the flexibility to appoint as Chair someone with hands-on knowledge of and experience in the operations of the Company. Currently, the roles of Chair and CEO are separated. Mr. Morris, who retired as CEO effective October 1, 2019, serves as the Chair of the Board. The Company is led by Ms. Rosentrater, who has served as its CEO since January 1, 2025.

Duties of the Chair

The Chair’s duties include:

•	Chairing all meetings of the Board in a manner that effectively utilizes the Board’s time and which takes full advantage of the skills, expertise and experience of each director;

•	Working with the Vice Chair and CEO to establish schedules and agendas for Board meetings, with input from other directors and management;

•	Together with the Vice Chair, recommending an agenda to the Board for its approval for each shareholder meeting;

•	Providing input to the Chair of the Governance Committee on new Board member candidates and the selection of the Board committee members;

•	Facilitating and encouraging constructive and useful communication between the Board and management;

•	Providing leadership to the Board in the establishment of positions the Board may take on issues to come before shareholder meetings;

•	Conducting an objective assessment of the quality of each Board member; and

•	With input from the CEO, ensuring the Board is provided with full information on the condition of the Company, its businesses, the risks facing the Company and the environment in which it operates.

Independent Vice Chair

The Board has also established the position of Vice Chair, which was previously designated as independent Lead Director. The person acting as Vice Chair must be independent. Donald Burke was selected to serve as Vice Chair for a three-year term beginning May 11, 2023.

2025 PROXY STATEMENT	13

CORPORATE GOVERNANCE MATTERS

The Vice Chair’s duties include:

•	Ensuring there is open and effective communication between the Board, the Chair and management of Board-related matters;

•	Keeping an open line of communication that provides for dissemination of information to the Board and discussion before actions are finalized;

•	Serving as an independent point of contact for directors, management or shareholders wishing to communicate with the Board other than through the Chair;

•	Presiding at all meetings at which the Chair is not present; and

•

Working with the Chair to set meeting schedules and agendas for the Board meetings, including soliciting input from non-management directors on items for the Board agendas, to ensure appropriate agenda items are included and there is adequate time for discussion of these items.

The Vice Chair is available for communications and consultation with major shareholders. The Company has a mechanism for shareholders and other interested parties to communicate with the Vice Chair and independent directors as a group, or on an individual basis. (See “Communications with Shareholders” in this section.)

Director Independence

The Board has been, and continues to be, a strong proponent of director independence. It is the policy of the Board that a majority of the directors be independent from management and that the Board not engage in transactions that would conflict with the best interests of the Company’s business.

The Company’s corporate governance structures and practices provide for a strong, independent Board and include several independent oversight mechanisms:

•	All members of the Board are independent except for Ms. Rosentrater.

•	All members of the Board committees are independent, except for Ms. Rosentrater, who is a member of the Executive Committee.

•	Each Board committee has a separate independent Chair.

•	All Board committees may seek legal, financial or other expert advice from sources independent from management.

The Board believes this governance structure and these practices ensure strong and independent directors will continue to effectively oversee the Company’s management and key issues related to its long-range business plans, long-range strategic decisions, risks and integrity.

Independence determinations are made on an annual basis at the time the Board approves nominees for election at the next Annual Meeting and, if a director joins the Board between Annual Meetings, at such time. To assist in this determination, the Board adopted Categorical Standards for Independence of Directors (the “Categorical Standards”). As a result of this review, the Board affirmatively determined the directors nominated for election at the Annual Meeting are independent of the Company and its management, with the exception of Ms. Rosentrater. Ms. Rosentrater is an inside director because of her employment as President and CEO of the Company.

Related Party Transactions

The Board recognizes related party transactions present a heightened risk of conflicts of interest and/or improper valuation of transactions (or the perception thereof) and, therefore, has adopted a written Related Party Transactions Policy, which is followed in connection with all related party transactions involving the Company and specified related persons including directors (including nominees) and executive officers, certain family members and certain shareholders, all as outlined in the applicable rules of the Securities and Exchange Commission (“SEC”). During its annual review, the Board considered whether there were any transactions or relationships between directors or members of their immediate families (or any entity of which a director or a director’s immediate family member is an executive officer, general partner, or significant equity holder) and members of the Company’s senior management or their affiliates inconsistent with a determination that the director is independent.

14

CORPORATE GOVERNANCE MATTERS

In particular, the Board considered the Company and its subsidiaries in the ordinary course of business have, during the last three years, purchased products and services from companies at which some of our directors were officers, board members, or investors during 2024.

SEC rules require the Company to disclose any related party transaction in which the amount involved exceeds $120,000 in the last year. The Governance Committee has determined the Company had no reportable related party transactions for 2024.

Board Meetings

The Board strongly encourages its members to attend all Board and committee meetings and the Annual Meeting. The Board held four meetings in 2024. Attendance at all Board and committee meetings was 100%, except one Board meeting at which attendance was 91% due to a family emergency, bringing our total attendance to 99.6%. All directors attended the prior year’s Annual Meeting, and all directors are planning to attend the upcoming Annual Meeting.

Meetings of Independent Directors

The independent directors meet separately at each regularly scheduled Board meeting. The Chair and the Vice Chair collaboratively establish the agenda for each session and also determine which, if any, other individuals, including members of management and independent advisors, should be available for each such meeting.

Board Risk Oversight

The Board plays an active role in the identification of the major risks affecting the Company and the oversight of the Company’s risk management. For organizational purposes, the Board has categorized the various risks facing the Company as follows:

• utility regulatory • operational • climate change • cybersecurity • technology	• strategic • external mandates • financial • energy commodity • compliance

While the Board retains full responsibility for the general oversight of the management of all categories of risk, it has delegated to and allocated among its committees first oversight responsibility regarding specific categories of risk. The allocation of categories of risk to the respective committees is described generally below and is more specifically set forth in the committee charters. While management is responsible for the day-to-day management of risk, appropriate Company officers make periodic reports to the respective committees or, if circumstances so warrant, to the full Board, and respond to specific inquiries made by the committees and/or the Board. Following a risk report to a committee, the chair of that committee reports to the full Board. This process facilitates the coordination of the oversight and management of the various categories of risk, particularly for the interrelationships among various risks.

See Item 1A — “Risk Factors”, Item 1C — “Cybersecurity”, and Item 7 — “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Enterprise Risk Management” in the Annual Report for discussions of the various risks within the general categories listed above and the Company’s risk management processes and procedures.

CEO Succession Plan

Selecting the best leader for our Company and planning and executing a smooth CEO transition is an important responsibility of the Board. Thoughtful succession plans for our CEO and for other officers are an important part of the Company’s long-term success, and the Company has a long-term succession-planning process intended to develop a pipeline of qualified talent for key roles, reflecting a focus on the Company’s business strategy.

2025 PROXY STATEMENT	15

CORPORATE GOVERNANCE MATTERS

The Compensation Committee conducts an annual review of the succession plans for our CEO and other executives of the Company and receives quarterly updates on the plans. Our CEO and the Compensation Committee review those succession plans annually with the full Board. The succession plans reflect the Board’s belief that the Company should regularly identify internal candidates for the CEO and other executive positions, and it should develop those candidates for consideration when a transition is planned or necessary. Accordingly, management identifies internal candidates in various phases of development and implements development plans to assure the candidates’ readiness. Those development plans identify the candidates’ strengths and developmental opportunities, and the Compensation Committee receives periodic updates and regularly reviews the candidates’ progress. In addition to internal development pools, to assure selection of the best candidate(s), the Company may recruit externally if such approach would better suit the Company’s strategic needs. The Compensation Committee believes the Company’s succession planning process provides a good structure to assure the Company will have qualified successors for its executive officers.

The Board has adopted a Contingency CEO Succession Plan to outline the procedures for the temporary appointment of an interim CEO to avoid a vacancy in leadership that may occur because of an absence event due to death, illness, disability, or sudden departure of our CEO.

Board and Committee Evaluations

The Board conducts an annual assessment of its performance and effectiveness, as well as that of the Chair and Vice Chair. The process is coordinated by the Board Chair and the Chair of the Governance Committee and is proctored through written assessments completed by each director. Areas of inquiry include, among other things, the following:

•	Overall Board performance and areas of focus, including strategic and business issues, challenges and opportunities;

•	Succession planning;

•	Board committee structure and composition;

•	Board culture;

•	Board composition;

•	Management performance; and

•	Board meeting logistics, including quality of materials provided to the directors.

Each Board committee also conducts an annual assessment of its performance and effectiveness, including that of the Committee Chair, through written assessments completed by each committee member. Areas of inquiry include, among other things, the following:

•	The sufficiency of their charters;

•	Whether committee members possess the right skills and experience or whether additional education or training is required;

•	Whether there are sufficient meetings covering the right topics; and

•	Whether meeting materials are effective.

Individual Director Assessments

Annually, the Board Chair considers the quality of each Board member, taking into account such factors as attendance, participation, engagement with other Board members, and any other factors deemed appropriate. This process includes a discussion between the Board Chair and the Chairs of each Board committee, as well as individual meetings with each director. The process provides an opportunity for input on individual director performance, as well as practical input from each director on what the Board should continue doing, start doing and stop doing. The information gathered through the assessment process is reviewed by the Governance Committee and considered in its recommendation of Board members to stand for election each year.

A summary of all committee assessment results is provided to the Governance Committee and the Board for review and discussion.

16

CORPORATE GOVERNANCE MATTERS

Director Orientation and Continuing Education

The Governance Committee and management are responsible for director orientation and mentorship programs. Orientation and mentorship programs are designed to familiarize new directors with the Company’s business strategies and policies and help facilitate their effective transition onto the Board. The Governance Committee is also responsible for director continuing education. Continuing education programs for directors include a combination of internally developed materials and presentations and outside programs presented by third parties. Financial and administrative support is available to directors for attendance at academic or other independent programs.

Director Retirement Policy

Directors may not stand for election after age 72.

Code of Conduct

The Company has adopted a Code of Conduct that applies to members of the Board and our employees, including our CEO (the principal executive officer) and our CFO (the principal financial officer).

Information on Company Website

The Company’s Corporate Governance Guidelines, the Code of Conduct, and the Related Party Transactions Policy are available on the Company’s website at https://investor.avistacorp.com/corporate-governance. A written copy of any of these documents will be provided free of charge to any person upon request to the Corporate Secretary’s office at 1411 East Mission Avenue, P.O. Box 3727 (MSC-10), Spokane, Washington 99220.

Communications with Shareholders

Shareholders and other interested parties may send correspondence to our Board or to any individual director to the Corporate Secretary’s office at 1411 East Mission Avenue, P.O. Box 3727 (MSC-10), Spokane, Washington 99220. Concerns about accounting, internal control over accounting and/or financial reporting, or auditing matters should be directed to the Chair of the Audit Committee at the same address. All communications will be forwarded to the person(s) to whom they are addressed, unless it is determined the communication:

•	Does not relate to the business or affairs of the Company or the functioning or constitution of the Board or any of its committees;

•	Relates to routine or insignificant matters that do not warrant the attention of the Board;

•	Is an advertisement or other commercial solicitation or communication;

•	Is frivolous or offensive; or

•	Is otherwise not appropriate for delivery to directors.

The director or directors who receive any such communication have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board or one or more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made through the Company’s Corporate Secretary or General Counsel and only in accordance with the Company’s policies and procedures and applicable laws and regulations relating to the disclosure of information.

Board Committees

The Board has six standing committees — Audit Committee, Compensation and Organization Committee (“Compensation Committee”), Governance and Corporate Responsibility Committee (“Governance Committee”), Finance Committee, Environmental, Technology and Operations Committee (“Environmental Committee”) and Executive Committee. The committees, their membership as of the date of this proxy statement, and their principal responsibilities are described below.

2025 PROXY STATEMENT	17

CORPORATE GOVERNANCE MATTERS

Each committee of the Board has adopted a Charter approved by the Board. The Charters are reviewed on an annual basis and amendments are made as needed. The committee Charters are available on the Company’s website at https://investor.avistacorp.com/corporate-governance. A written copy of our committee Charters will be provided free of charge to any person upon request to the Corporate Secretary’s office at 1411 East Mission Avenue, P.O. Box 3727 (MSC-10), Spokane, Washington 99220.

AUDIT COMMITTEE
Donald C. Burke CHAIR Other Members: Jacobsen Philipps Stanley Number of Meetings: 5

Responsibilities:

Assists the Board in overseeing the integrity of and the risks related to the Company’s financial statements and accounting compliance, the Company’s compliance program, the qualifications and independence of the independent registered public accounting firm, and the performance of the Company’s internal audit function and independent registered public accounting firm. The Audit Committee also reviews the integrity of the Company’s systems of internal controls regarding accounting, financial reporting, disclosure, compliance and ethics that management and the Board have established, including without limitation all internal controls established and maintained pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including those initiated pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). The Audit Committee oversees management of the Company’s exposure to accounting and financial risk, including questionable accounting or possible fraud, and oversees generally, to assist the full Board, the Company’s overall risk assessment and risk management processes. Only independent directors sit on the Audit Committee. The Board determined Mr. Burke is an “Audit Committee Financial Expert,” as defined in the SEC rules.

COMPENSATION COMMITTEE
Scott H. Maw CHAIR Other Members: Klein Philipps Number of Meetings: 5

Responsibilities:

Considers and approves, as well as oversees the risks associated with, compensation and benefits of executive officers of the Company, as well as human capital management generally. This includes overseeing the organizational structure of the Company’s management and succession planning for our CEO and other executive officers.

For a discussion of the Company’s processes and procedures for the consideration and determination of executive officer compensation (including the role of executive officers and compensation consultants in determining or recommending the amount or form of compensation) see the CD&A.

The Compensation Committee is composed entirely of independent directors, as defined by the rules of the NYSE, and within the Company’s Categorical Standards. In addition, the Compensation Committee is intended to comply with the “non-employee director” requirements of Rule 16b-3 under the Exchange Act, and to the extent still applicable, the “outside director” requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

18

CORPORATE GOVERNANCE MATTERS

GOVERNANCE COMMITTEE
Janet D. Widmann CHAIR Other Members: Burke Maw Stanley Number of Meetings: 4

Responsibilities:

Advises the Board on corporate governance matters and oversees the risks relating to such matters, including recommending guidelines for the composition and size of the Board and its committees, evaluating Board effectiveness and organizational structure and setting director compensation (see the section on Director Compensation). The Governance Committee oversees, among other things, issues regarding conflicts of interest, independence and compliance with SEC and NYSE rules and reviews and recommends to the full Board the allocation of risk management oversight to the various Board committees. The Governance Committee provides general strategic oversight of the Company’s programs and practices relating to corporate responsibility. The Governance Committee also develops Board membership criteria and reviews potential director candidates. Recommendations for director nominees are presented to the full Board for approval. See Proposal 1—“Election of Directors”. Only independent directors sit on the Governance Committee.

ENVIRONMENTAL COMMITTEE
Rebecca A. Klein CHAIR Other Members: Bentz Jacobsen Kwawu Number of Meetings: 4

Responsibilities:

Assists the Board in overseeing management of the Company’s business and operational risks, other than financial risks. This includes regulatory, environmental compliance, employee and public safety, climate change, energy commodity, cyber and physical security, cyber technology strategy, and external mandates.

2025 PROXY STATEMENT	19

CORPORATE GOVERNANCE MATTERS

FINANCE COMMITTEE
Sena M. Kwawu CHAIR Other Members: Bentz Morris Widmann Number of Meetings: 4

Responsibilities:

Assists the Board in overseeing the Company’s strategies, budgets, forecasts, and financial plans and programs, including those providing liquidity, and oversees the associated risks. The Finance Committee’s activities and recommendations include reviewing management’s qualitative and quantitative financial plans and objectives for both the short- and long-term; approving strategies with appropriate action plans to help ensure financial objectives are met; having in place a system to monitor progress toward financial goals, including monitoring commodity price and counterparty credit risk, overseeing and monitoring employee benefit plan investment performance and approving changes in investment policies and strategies, and monitoring management’s program for hedging or otherwise mitigating financial and commercial risk; and providing strategic oversight of the Company’s non-regulated investments and businesses.

EXECUTIVE COMMITTEE
Scott L. Morris CHAIR Other Members: Burke Rosentrater Stanley Number of Meetings: 0

Responsibilities:

Has and may exercise, when the Board is not in session, all the powers of the Board that may be lawfully delegated, subject to such limitations as may be provided in the Bylaws, by resolutions of the Board, or by law. Generally, such action would only be taken to expedite Board authorization for certain corporate business matters when circumstances do not allow the time, or when it is otherwise not practicable, for the entire Board to meet.

20

DIRECTOR COMPENSATION

Director Compensation

The Board regularly reviews director compensation with the assistance of Meridian Compensation Partners (the same consultant used for executive compensation) to determine whether it is appropriate and competitive in light of market circumstances and prevailing best practices for corporate governance for the energy/utility industry. The Board targets overall director compensation to the median of the same peer group used to review executive compensation. (See “Competitive Analysis and Peer Group” in the Compensation Discussion and Analysis.) As a result of this review process, the annual retainer for directors was increased from $225,000 to $235,000 effective September 1, 2024.

The elements of director compensation reflect the Board’s view that compensation to the independent directors should consist of an appropriate mix of cash and stock. The cash portion of the retainer is paid quarterly, and the stock portion is paid annually (as soon as practicable following the Annual Meeting). Employee directors are not compensated for their Board service.

Elements of Director Compensation

Pay Element		Compensation

Annual Retainer (cash and stock)	Board Members:	$ 235,000
(Directors receive an annual retainer of $235,000, with $135,000 automatically paid in stock. Directors have the option of taking the balance in cash, stock or a combination of both cash and stock.)

Additional Chair and Committee Chair Retainers (cash)	Audit Committee:	$ 20,000
	Compensation Committee:	$ 17,500
	Environmental Committee:	$ 15,000
	Finance Committee:	$ 15,000
	Governance Committee:	$ 15,000
	Vice Chair:	$ 30,000
	Non-Executive Chair:	$ 100,000

Each director is entitled to reimbursement of reasonable out-of-pocket expenses incurred in connection with meetings of the Board or its committees and related activities, including third party director education courses and materials. These expenses include travel to and from the meetings, as well as any expenses they incur while attending the meetings. The Company does not provide perquisites or other personal benefits to its Board members.

Director Stock Ownership Policy

The Company has a minimum stock ownership expectation for all Board members. Outside directors are expected to achieve a minimum investment of five times the minimum stock portion of their retainer and retain at least that level of investment while a Board member.

The ownership expectation illustrates the Board’s philosophy of the importance of stock ownership for directors to further strengthen the commonality of interest between the Board and shareholders. The Governance Committee annually reviews director holdings to determine whether they meet ownership expectations.

There were no annual stock option grants or non-stock incentive plan compensation payments to directors for services in 2024 and none are currently contemplated under the current compensation structure. The Company also does not provide a retirement plan or deferred compensation plan to its directors. Listed below is compensation paid to each non-employee director who served during any part of the 2024 fiscal year.

2025 PROXY STATEMENT	21

DIRECTOR COMPENSATION

Director Compensation Table — 2024

	Annual Retainer

Director Name	Director Compensation Paid in Cash ($)(1)	Director Compensation Paid in Stock ($)(2)	Total Compensation ($)(3)
Julie A. Bentz	$96,693	$131,641	$228,333
Donald C. Burke	$146,693	$131,641	$278,333
Kevin B. Jacobsen	$5,147	$223,186	$228,333
Rebecca A. Klein	$111,693	$131,641	$243,333
Sena M. Kwawu	$111,693	$131,641	$243,333
Scott H. Maw	$114,193	$131,641	$245,833
Scott L. Morris	$196,693	$131,641	$328,333
Jeffry L. Philipps	$96,693	$131,641	$228,333
Heidi B. Stanley	$96,693	$131,641	$228,333
Janet Widmann	$111,693	$131,641	$243,333
Totals	$1,087,882	$1,407,951	$2,495,833

1.	Amounts in this column include cash retainers, fractional stock issuances, Chair retainers, and Board and committee meeting fees.

2.

Amounts in this column include stock issuances. Stock is issued in whole shares based on the current market price at the time of issuance. Stock is fully vested upon issuance. All fractional shares are paid in cash.

3.	The Company does not provide perquisites or other personal benefits to its Board members.

22

AUDIT COMMITTEE REPORT

Audit Committee Report

Charter and Responsibilities

The Audit Committee operates under a written Charter adopted by the Board that outlines its responsibilities and the practices it follows. The Charter can be found on the Company’s website at https://investor.avistacorp.com/corporate-governance. The Audit Committee reviews and assesses the adequacy of its Charter at least annually, and, when appropriate, recommends changes to the Board.

The Audit Committee is composed of non-management directors who meet the independence and financial literacy requirements of the NYSE and additional, heightened independence criteria applicable to members of the Audit Committee under SEC and NYSE rules. The Audit Committee recommended to the Board the designation of Donald C. Burke as the Audit Committee Financial Expert solely for the purposes of compliance with the rules and regulations of the SEC implementing Section 407 of the Sarbanes-Oxley Act. The Board approved this recommendation.

The Audit Committee assists the Board in overseeing the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the Company’s Code of Conduct, the Company’s enterprise risk management program and the independent auditor’s qualifications and independence. The Audit Committee also assists the Board in fulfilling its responsibility for oversight of the Company’s systems of internal controls, including, without limitation, those established and maintained pursuant to the Exchange Act and the Sarbanes-Oxley Act. In addition, the Audit Committee participates in external education sessions and educational sessions developed by management, at the request of the Audit Committee.

2024 Activity

During 2024, the Audit Committee fulfilled its duties and responsibilities as outlined in the Charter. Five meetings were held, with meeting agendas established by the Audit Committee’s Chair and the Director of Internal Audit. Specifically, the Audit Committee:

•

Reviewed and discussed with management and Deloitte, the independent auditor, the Company’s unaudited quarterly financial statements and management’s discussion and analysis of financial condition and results of operations.

•	Reviewed with the CEO and CFO their certifications as to the accuracy of the Company’s financial statements and the establishment and maintenance of internal controls and procedures.

•	Reviewed with management all earnings press releases relating to 2024 annual and quarterly earnings prior to their issuance.

•

Reviewed and discussed with Deloitte various matters including, without limitation, all critical audit matters, critical accounting policies, practices and estimates, significant changes in accounting principles or the application thereof, and the effect of regulation on the Company’s financial performance and results of operations.

•

Discussed with management, the internal auditors, and the independent auditor the quality and adequacy of the Company’s systems of internal controls, and the internal audit functions, responsibilities, performance, and staffing.

•	Reviewed the audit plans, audit scopes, and identification of audit risks with the independent and the internal auditors.

•

Received from Deloitte a letter and other disclosures regarding the independent auditor’s communications with the Audit Committee concerning the independent auditor’s independence. The independent auditor advised the Audit Committee that this letter and other disclosures were required by the PCAOB auditor standards. The Audit Committee discussed with the independent auditor the latter’s independence.

•	Was advised by Deloitte that the matters discussed by Deloitte and the Audit Committee constituted all matters that PCAOB standards required Deloitte to discuss with the Audit Committee.

•	Reviewed and approved the services and fees of the Company’s independent auditor.

•	Reviewed and approved the non-audit services performed by the Company’s auditor and concluded that such services were consistent with the maintenance of independence.

•	Reviewed the performance of Deloitte and approved its reappointment in 2024 as the Company’s independent registered public accounting firm.

2025 PROXY STATEMENT	23

AUDIT COMMITTEE REPORT

2024 Financial Statements

The Audit Committee reviewed and discussed with management and Deloitte the Company’s audited financial statements and management’s discussion and analysis of financial condition and results of operations for the year ended December 31, 2024. Additionally, the Committee reviewed Management’s Report on Internal Control Over Financial Reporting and the Auditor’s Report on the effectiveness of internal control over financial reporting. Based on its review and discussions, the Audit Committee recommended to the full Board, and the full Board approved, the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.

This report is provided by the following independent directors, who comprise the Audit Committee:

Donald C. Burke — Chair	Kevin B. Jacobsen	Jeffry L. Philipps	Heidi B. Stanley

24

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF DELOITTE AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025

Proposal 2: Ratification of Appointment of Deloitte as Independent Registered Public Accounting Firm For 2025

What are you voting on?

We are asking our shareholders to ratify the selection of Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, Ltd., and their respective affiliates (collectively, “Deloitte”) as the independent registered public accounting firm to audit our consolidated financial statements and our internal control over financial reporting for 2025. Although the Audit Committee has direct responsibility for the appointment of the independent registered public accounting firm, as a matter of good corporate governance, the Board submits its selection of the independent registered public accounting firm to our shareholders for ratification.

Voting recommendation:	The Board unanimously recommends a vote FOR the ratification of the appointment of Deloitte as the independent registered public accounting firm.

The Audit Committee has the direct responsibility to hire, evaluate and, where appropriate, replace the Company’s independent auditor and, in its capacity as a committee of the Board, is directly responsible for the appointment, compensation, and general oversight of the work of the independent auditor. The Audit Committee has appointed Deloitte as the Company’s independent registered public accounting firm for continuing audit work in 2025.

Shareholder approval is not required for the appointment of Deloitte. However, the appointment is being submitted to shareholders for ratification. Should the shareholders fail to ratify the appointment of Deloitte, such failure (1) would have no effect on the validity of such appointment for 2025 (given the difficulty and expense of changing the independent registered public accounting firm midway through a year) and (2) would be a factor to be taken into account, together with other relevant factors, by the Audit Committee in the selection and appointment of the independent registered public accounting firm for 2026 (but would not necessarily be the determining factor).

Annual Evaluation and Selection of the Independent Auditor

The Audit Committee annually reviews Deloitte’s independence and performance in deciding whether to retain Deloitte or engage another independent auditor. In the course of these reviews, the Audit Committee considers, among other things:

•	Deloitte’s historical and recent performance on the Company’s audit.

•	Deloitte’s depth, expertise, and knowledge of the Company’s business and industry.

•	The quality and candor of Deloitte’s communications with the Audit Committee and management.

•	How effectively Deloitte maintained its independence and employed its independent judgment, objectivity, and professional skepticism.

•	Available external data about quality and performance, including recent PCAOB reports on Deloitte.

•	The appropriateness of Deloitte’s fees.

•	Deloitte’s tenure as the Company’s independent auditor, including the benefits of having a long-tenured auditor, and the safeguards in place to maintain its independence.

Long Tenure Benefits

•

Higher audit quality. Through years of experience with the Company, Deloitte (including its predecessors) has gained institutional knowledge of, and deep expertise regarding, the Company’s operations and businesses, accounting policies and practices, and internal control over financial reporting.

•	No onboarding or educating new auditor. Onboarding a new auditor requires a significant time commitment that could distract from management’s focus on financial reporting and internal controls.

2025 PROXY STATEMENT	25

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF DELOITTE AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025

Independence Controls

•

Audit Committee oversight. The Audit Committee meets with Deloitte at least four times per year. The committee also performs a comprehensive annual evaluation to determine whether to engage Deloitte. This evaluation includes assessments of Deloitte’s qualifications and performance; approach to promoting and monitoring audit quality; quality and candor of communications; and independence, objectivity, and professional skepticism. The Audit Committee also has an active role in selecting the lead partner.

•

Rigorous limits on non-audit services. The Audit Committee has a policy that requires pre-approval of all non-audit services, subject to a de minimis exception, and Deloitte is engaged only when it is best suited for the job.

•

Strong internal Deloitte independence process. Deloitte conducts periodic internal quality reviews of its audit work, assesses the adequacy of partners and other personnel working on the Company’s account, and rotates the lead partner every five years.

•	Strong regulatory framework. Deloitte, as an independent registered public accounting firm, is subject to PCAOB inspections, peer reviews, and PCAOB and SEC oversight.

As a result of its evaluation, the Audit Committee concluded the selection of Deloitte as the independent registered public accounting firm for 2025 is in the best interests of the Company and its shareholders. The Audit Committee made this recommendation to the full Board, and the full Board approved.

Audit Fees and All Other Fees

The Audit Committee approves the fees paid to Deloitte for audit and non-audit services and receives periodic reports on the amount of fees paid. The aggregate fees for audit and other services provided by Deloitte in 2024 and 2023 were:

	2024	2023
Audit Fees(a)	$2,082,000	$1,988,673
Audit-Related Fees(b)	10,000	6,000
Tax Fees(c)	11,920	—
All Other Fees(d)	4,731	4,921
Total	$2,108,651	$1,999,594

a.	Audit services performed in 2024 and 2023 for which audit fees were billed consisted of:

•	Audit of the Company’s annual consolidated financial statements and internal control over financial reporting.

•	Reviews of the Company’s quarterly reports on Form 10-Q.

•	Comfort letters, statutory and regulatory audits, consents, and other services related to SEC matters.

b.	Audit-related services performed in 2024 and 2023 consisted of agreed-upon procedures.

c.	Tax services performed in 2024 consisted of general tax consulting related to federal, state and local tax matters.

d.	All other services performed in 2024 and 2023 consisted of licensing of accounting literature research databases, attendance at training seminars, and other miscellaneous projects.

Audit Committee Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee is required to approve the audit and permissible non-audit services to be performed. The Audit Committee has adopted what it terms its Audit Committee Pre-Approval Policy (the “Policy”), which sets forth the procedures and conditions pursuant to which services proposed to be performed by the Company’s independent registered public accounting firm are pre-approved. All services provided by Deloitte in 2024 and 2023 were approved specifically or pre-approved in accordance with the Policy adopted by the Audit Committee.

26

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF DELOITTE AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025

The Audit Committee approves services in advance, whether specifically or pursuant to general pre-approvals according to the Policy, only if the provision of such services is consistent with SEC and PCAOB rules on auditor independence and all other applicable laws and regulations. In rendering specific approvals or general pre-approval under the Policy, the Audit Committee considers whether the independent registered public accounting firm’s provision of specific services, or categories of services, would be inconsistent with the independence of the auditor.

Hiring Restrictions for Deloitte Employees

The Audit Committee has adopted a policy that has certain restrictions on the Company’s hiring of any Deloitte partner, director, manager, staff member, advising member of the department of professional practice, reviewing tax professional, and any other individuals responsible for providing audit assurance on any aspect of Deloitte’s audit and review of the Company’s financial statements.

Other Information

The Company has been advised by Deloitte that neither the firm, nor any covered person of the firm, has any financial interest, direct or indirect, in any capacity in the Company or its subsidiaries. A representative of Deloitte is expected to attend the Annual Meeting with the opportunity to make a statement if he/she desires to do so and is expected to be available to respond to appropriate questions.

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast by the holders of the shares of common stock voting in person or by proxy at the Annual Meeting.

The Board recommends a vote “FOR” the ratification of the appointment of Deloitte as the Independent Registered Public Accounting Firm.

2025 PROXY STATEMENT	27

COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

Compensation Discussion and Analysis (“CD&A”)

This CD&A provides information about the compensation objectives and policies for our NEOs and puts in perspective the quantitative and narrative disclosures in the compensation tables included in this Proxy Statement. Our NEOs for 2024 were:

• Dennis P. Vermillion, Chief Executive Officer • Kevin J. Christie, Sr. Vice President, CFO, Treasurer, and Regulatory Affairs Officer • Heather L. Rosentrater, President and Chief Operating Officer	• Jason R. Thackston, Sr. Vice President, Chief Strategy and Clean Energy Officer • Gregory C. Hesler, Sr. Vice President, General Counsel, Corp. Secretary, and Chief Ethics/Compliance Officer

During 2024, the following leadership changes impacting our NEOs occurred:

•

Mr. Vermillion, Chief Executive Officer, announced his retirement from the Company. Effective January 1, 2025, he resigned from the Board and became Executive Vice President, acting as a senior advisor until his retirement from the Company on March 1, 2025.

•	Ms. Rosentrater, who was previously serving as President and Chief Operating Officer, was elected President and Chief Executive Officer, effective January 1, 2025.

The CD&A also describes the following:

•	Our business results’ impact on incentive compensation;

•	Our decision-making process on compensation design and pay levels, including our compensation governance approach;

•	Our compensation philosophy and objectives; and

•	The elements of the Company’s executive compensation program.

Business Results Impact on Incentive Compensation

The Compensation Committee, with input from the CEO, establishes target incentive compensation for our NEOs at the beginning of each performance period. The Board establishes target incentive compensation for our CEO also at the beginning of each performance period. Actual pay varies above or below the target based on individual, organizational, and stock performance. Because a substantial portion of each NEO’s compensation is in the form of equity, our NEOs’ actual compensation aligns closely with changes in the stock price.

We employ several quantitative criteria to assess the performance of our NEOs. Our objectives include achieving the EPS target, achieving favorable TSR relative to our peers, managing our costs per customer, customer satisfaction, our response time to natural gas emergency calls, reliability of service, and our goals of equity, inclusion, and diversity. The charts below illustrate the relationship between our 2024 financial performance targets and our actual performance.

28

COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

RECENT PERFORMANCE RESULTS: SELECT ANNUAL INCENTIVE PLAN METRICS

RECENT PERFORMANCE RESULTS: LONG-TERM INCENTIVE PLAN METRICS

8.31%
3.10%
Avista Actual
Peer Median
3-Year Cumulative TSR
(2022-2024)

$7.21
$6.65
Avista Actual
Avista 2024 Target

3-Year Cumulative Earnings Per Share (2022-2024)

2025 PROXY STATEMENT	29

COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

The chart below illustrates the relationship between our 2024 performance and our CEO’s 2024 compensation.

CHIEF EXECUTIVE OFFICER: 2024 TARGET COMPENSATION VS. REALIZED COMPENSATION

*   The target amount shown for the RSUs is the grant date fair value of the portion of the 2022, 2023, and 2024 awards that could have vested if the CEO was not terminated on December 31, 2024. The target amount for the CEO’s PSUs represents the aggregate grant date fair value of the 2022 awards that could have vested if the TSR and the three-year CEPS performance conditions were met for the 2022-2024 performance period. The amount shown as the actual compensation realized by our CEO for 2024 includes his base salary, the actual annual cash incentive plan amount paid in early 2025 for 2024 performance, the value, as of the vesting date, of the RSUs that vested in early 2025, and the actual value, as of the vesting date, of the PSUs that were realized for the 2022 – 2024 performance period. Values for RSUs and PSUs do not include dividend equivalents.

Compensation Governance Practices

The Company highly values strong compensation governance practices. We believe our executive compensation practices align with our corporate values and provide a foundation for success. The governance practices we employ, and those we avoid, include:

Practices We Employ	Practices We Avoid

•   We align pay and performance

•   We mitigate undue risk (see Risk Mitigation Overview)

•   We maintain stock ownership guidelines consistent with market practices

•   We maintain a recoupment (i.e., clawback) policy that allows the Company to recoup compensation due to financial and other detrimental misconduct

•   We pay Change in Control (“CIC”) severance solely upon a double trigger

•   The Compensation Committee reviews NEO tally sheets annually

•   The Compensation Committee is composed entirely of independent directors

•   The Compensation Committee engages an independent compensation consultant

•   The Compensation Committee regularly meets in executive sessions without management present

•   We do not provide perquisites

•   We do not permit hedging or short sales of Company stock by directors or officers

•   We do not permit pledging of company stock by directors or officers

•   We restrict the purchase and sale of securities under an insider trading policy

•   We do not pay dividends or dividend equivalents on performance awards unless and until the awards are earned

•   We do not provide any tax gross-ups under our CIC Plan

•   We no longer offer additional Supplemental Executive Retirement Plan (“SERP”) service credits as a recruitment tool for hiring executives

30

COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

2024 Say on Pay Advisory Vote

At the May 2024 Annual Meeting, 96.59% of the votes cast were in support of our Say on Pay advisory resolution on our executive compensation. We view this outcome as a signal of strong shareholder support for our executive compensation philosophy, policies and practices, and made no changes as a result of the vote outcome.

Decision Making Process

ROLE OF THE COMPENSATION COMMITTEE

The Compensation Committee makes all compensation decisions regarding our CEO, our other NEOs and other executive officers, including the level of cash compensation and equity awards. Our CEO annually evaluates each executive officer’s performance and presents his or her evaluation to the Compensation Committee for its consideration of salary adjustments, annual incentive opportunity and annual equity award amounts. The Compensation Committee annually reviews the CEO’s performance, which it considers in the development of the CEO’s salary adjustments, annual incentive opportunity and annual equity award amounts.

ROLE OF THE COMPENSATION CONSULTANT

The Compensation Committee selects and retains an independent compensation consultant to support its oversight of our executive compensation programs. For 2024, the Compensation Committee engaged Meridian Compensation Partners (“Meridian”) as its independent compensation consultant. (The Committee also purchased survey information from the Willis Towers Watson (“WTW”) Energy Services Executive Compensation database but did not otherwise consult with WTW.) Meridian provides the Compensation Committee consulting services solely relating to executive compensation and related governance matters. In accordance with NYSE rules, the Compensation Committee determined Meridian is independent and, further, no conflicts of interest arose due to Meridian’s services rendered to the Compensation Committee.

A representative of Meridian attended Compensation Committee meetings in 2024 and advised the Compensation Committee on the principal aspects of executive compensation, including the competitiveness of program design and award values and specific analyses for our executive officers.

The Compensation Committee determines the work to be performed by Meridian. Meridian works with our Senior Vice President of Safety & Chief People Officer and his staff to gather data required in preparing its analyses for Compensation Committee review. Meridian provides services or advice to management only to the extent requested by the Compensation Committee.

Meridian interacts with management to gather information and obtain recommendations, but the Compensation Committee Chair determines if and when Meridian’s advice and materials can be shared with management. When important pay decisions are made, Meridian provides advice to the Compensation Committee in an executive session without Company management present. This approach ensures the Compensation Committee receives objective advice from Meridian so the Compensation Committee can make independent decisions about executive pay.

ROLE OF MANAGEMENT

Our CEO provides input to the Compensation Committee for each executive officer’s (other than him- or herself) total compensation and each component of compensation.

At the request of the Compensation Committee, both the Senior Vice President of Safety & Chief People Officer and our CEO regularly attend Compensation Committee meetings, excluding the executive sessions during which their respective compensation and other matters are discussed.

2025 PROXY STATEMENT	31

COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

RISK MITIGATION OVERVIEW

The Compensation Committee believes the Company’s compensation policies and practices do not create risks reasonably likely to have a material adverse effect on the Company. In establishing pay practices for the Company, the Compensation Committee’s goal is to design a compensation structure that does not encourage inappropriate risk-taking by employees or executive officers. The following features of the compensation structure reflect this approach:

•	Short- and long-term incentive payments are capped;

•	Annual cash incentive design balances key performance metrics focused on financial results and system sustainability over time;

•	The total compensation program does not guarantee bonuses and has multiple financial and non-financial performance measures;

•

The Compensation Committee reviews both short-term and long-term financial scenarios with a view to ensuring the plan design does not encourage executives to take excessive risks but also does not discourage appropriate risks;

•	Stock ownership guidelines and insider trading prohibitions are in place to strengthen the alignment of the financial interests of executives with those of shareholders;

•

Directors and officers are prohibited from engaging in short-sales, zero-cost collars, forward sales contracts, pledging, hedging or otherwise offsetting any decrease in the market value of their Company shares; and

•	The Company maintains formal recoupment (i.e., clawback) policies.

Elements of Compensation

COMPENSATION PHILOSOPHY AND OBJECTIVES

Our executive compensation program is designed to align executive pay with our financial and operational performance and the creation of long-term value for our shareholders. To accomplish these objectives, our compensation program incents executive officers to achieve specific annual, long-term, and strategic goals and improves shareholder value. The Compensation Committee believes the overall compensation of our senior executives should be weighted toward variable performance-based compensation. As a result, a significant portion of compensation is linked with goals related to specific items of corporate performance likely to produce long-term shareholder and customer value.

The charts below show the portion of target compensation that is variable and, therefore, is “at risk” for our CEO and the average for our other NEOs. Variable compensation includes annual incentives, RSUs and PSUs. The charts also show the portion of target compensation for our CEO and the average target compensation for our other NEOs directly linked to share value, including RSUs and PSUs.

32

COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

COMPETITIVE ANALYSIS AND PEER GROUP

The Compensation Committee believes it is important to provide a compensation structure competitive with compensation paid to comparable executives of companies within the energy/utility industry to ensure the Company can attract and retain quality employees in key positions to lead the Company. To achieve this objective, the Compensation Committee works with Meridian to conduct an annual competitive review of its total compensation program for our CEO and other NEOs. Through the review process, the Compensation Committee generally targets overall total compensation levels (base, short-term incentive and long-term incentives) at the median of the peer group. Pay components for an individual NEO may be higher or lower than the median depending on an individual’s role, responsibilities, and performance within the Company. The Compensation Committee believes this target positioning is effective to attract and retain our executives.

The Compensation Committee annually compares each element of NEO total compensation against a peer group of publicly traded companies within the energy/utility industry of similar revenue size and market capitalization. For 2024, our NEO compensation was compared with market data, as disclosed in proxy statements, from the fifteen companies in the S&P 400 Mid-Cap Utilities Index (“Proxy Peer Group”). This group is designed to be representative of the Company’s business, size and competitive market for talent.

The use of publicly disclosed data allows the Company to maintain a consistent peer group. The Proxy Peer Group can change slightly from year to year due to changes in company size and weightings determined by S&P. In 2024, Vistra Corp was removed, and PNM Resources was renamed TXNM Energy. The companies comprising the 2024 Proxy Peer Group were:

ALLETE, Inc.	New Jersey Resources Corporation	Portland General Electric Co.
Black Hills Corporation	NorthWestern Corporation	Southwest Gas Holdings, Inc.
Essential Utilities, Inc.	OGE Energy Corp	Spire Inc.
IDACORP, Inc.	ONE Gas, Inc.	TXNM Energy, Inc.
National Fuel Gas Company	Ormat Technologies, Inc.	UGI Corporation

To supplement market data derived from the Proxy Peer Group, the Compensation Committee also considers benchmark compensation data derived from the WTW Energy Services Executive Compensation database, which covers comparable diversified energy companies with revenues between $1 billion and $3 billion and with median revenues of $1.84 billion. This supplemental compensation data helps to inform the Compensation Committee on broad market compensation practices and trends within the energy services sector.

PERFORMANCE MANAGEMENT

The Compensation Committee believes in aligning pay with performance. To help accomplish that alignment, all executives receive annual performance reviews conducted by their direct manager, and the Compensation Committee reviews each NEO’s performance ratings.

At the beginning of each calendar year, the Compensation Committee asks our CEO to develop specific performance targets and goals for his or her role based on strategic goals for the Company set by the Board. The Compensation Committee reviews and approves our CEO’s goals at its annual February meeting and presents those goals to the full Board for its information and review. The Board quarterly reviews our CEO’s performance relative to his targets. At the end of the year, the Compensation Committee reviews our CEO’s year-end results as part of its overall CEO annual performance review process.

BASE SALARY

Our NEOs are provided with an annual base salary to compensate them for services rendered during the year. The Compensation Committee reviews the base salary of all executive officers at least annually. The factors influencing the Compensation Committee’s decisions in setting the annual base salary for our NEOs include the market data provided by Meridian and each NEO’s job complexity, experience and breadth of knowledge in the utility and diversified energy industry. The Compensation Committee also considers each NEO’s responsibilities, which may include electric and natural gas utility operations, as well as subsidiary operations, and recognizes the Company operates in several states, which requires quality relationships and interaction with multiple regulatory agencies.

2025 PROXY STATEMENT	33

COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

2024 Base Salaries

In addition to considering the factors noted above, the Compensation Committee also reviews performance results from the prior year to determine how our CEO performed against specific targets and operational goals established at the beginning of the prior year. Our CEO’s annual performance goals for 2023 were generally related to strategic planning, financial performance, safety targets, diversified energy resource management, regulatory and legislative matters, succession planning, governance and customer value delivery. When reviewing the CEO’s base salary for 2024, the Compensation Committee agreed our CEO met the established goals for 2023 performance.

The Compensation Committee also reviewed performance ratings of each of the other NEOs to determine appropriate adjustments in base salary. The Committee considered market data and individual performance in determining 2024 salary increases. The Committee noted that the market data provided by Meridian showed that the base salary for one of our NEOs, Kevin Christie, was below the market median and accordingly, he received a greater increase than the other NEOs. The table below outlines the changes to base salary in 2024 for our NEOs.

	2023 Salary	% Increase	2024 Salary
D. P. Vermillion	$884,000	2.9%	$910,000
K. J. Christie	$400,000	10.0%	$440,000
H. L. Rosentrater	$500,000	3.0%	$515,000
J. R. Thackston	$392,000	3.3%	$405,000
G. C. Hesler	$411,000	3.4%	$425,000

2024 EXECUTIVE OFFICER ANNUAL CASH INCENTIVE

The 2024 Executive Officer Annual Cash Incentive Plan (the “Cash Incentive Plan”) was designed to align the interests of our NEOs and senior management with those of our shareholders and customers through the achievement of financial and operational performance goals for the Company. The Cash Incentive Plan reflects these goals by having 55% of the total incentive opportunity tied to Utility Earnings Per Share, 40% tied to key components of utility operation, and 5% tied to equity, inclusion and diversity goals. Each metric is independent, which allows the Cash Incentive Plan to pay a portion of the award upon the attainment of one goal even if the other goals are not met.

The Cash Incentive Plan’s performance metrics are based on factors essential for the long-term success of the Company, and, except for the Utility Earnings Per Share and the metric tied to equity, inclusion, and diversity strategy, are identical to performance metrics used in the Company’s annual cash incentive plan for non-executive employees. The Compensation Committee believes having similar metrics for both the Cash Incentive Plan and the non-executive plan encourages employees at all levels of the Company to focus on common objectives.

34

COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

The following chart shows the Cash Incentive Plan performance goals for each performance metric, the weighting of each metric, and the 2024 actual results of each metric.

1.	Payout can vary 0%-172% based on performance level. Payout levels are interpolated on a straight-line basis for results between the threshold performance level and the maximum level.

2.

The Operating and Maintenance (O&M) cost is directly related to maintaining reliable, cost-effective service levels. Payouts can vary 0%-150% based on performance level. Payout levels are interpolated on a straight-line basis for results between the threshold performance level and the maximum level.

3.

This rating is derived from a Voice of the Customer survey conducted each quarter by an independent agency. The survey is used to track satisfaction levels of customers that have had recent contact with our call center or service center. This is a hit or miss target and the payout is either 100% or 0% based on achievement of objective.

4.

This measure is derived from the combination of three indices that track average restoration time for sustained outages, average number of sustained outages per customer, and percent of customers experiencing more than three sustained outages during the year. This is a hit or miss target and the payout is either 100% or 0% based on achievement of objective.

5.	This measures in minutes how quickly the Company responds to dispatched natural gas emergency calls. This is a hit or miss target and the payout is either 100% or 0% based on achievement of objective.

6.

Milestone includes achievement of four out of five goals related to our equity, inclusion, and diversity strategy. This is a hit or miss target and payout is either 100% or 0% based on achievement of objective.

2025 PROXY STATEMENT	35

COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

The Compensation Committee sets target goals for these performance metrics that are rigorous, but reasonably achievable with strong management performance. Maximum performance levels were designed to be difficult to achieve given historical performance and the Company’s forecasted results at the time the performance metrics were approved. Over the last ten years, the actual performance results of the plans have averaged 95% of target and ranged from a low of 25% of target to a high of 150% of target as shown in the chart below.

2024 EXECUTIVE OFFICER ANNUAL CASH INCENTIVE TARGET AWARD OPPORTUNITY

Individual annual cash incentive awards are set as a percentage of base salary. The Compensation Committee compares annual cash incentive opportunity levels against the Proxy Peer Group. As discussed previously, the Compensation Committee targets overall total compensation levels, which include base salaries, short-term incentives, and long-term incentives at the median of the Proxy Peer Group.

For 2024, the Compensation Committee maintained the target opportunity of 100% of base salary for the CEO, 65% of base salary for the President and Chief Operating Officer, and 60% of base salary for the CFO and Senior Vice Presidents. The actual total amounts paid could increase (up to 150% of target) or decrease (as low as 0% of target) depending on the Company’s actual performance.

2024 RESULTS FOR THE EXECUTIVE OFFICERS ANNUAL CASH INCENTIVE PLAN

After the end of each year, the Compensation Committee assesses the performance of the Company against each Plan objective, comparing the actual year-end results to the pre-determined threshold, target, and exceeds levels for each objective, and an overall percentage amount for meeting the objectives is calculated and audited.

Based on this review, at its February 2025 meeting, the Compensation Committee determined the Company met the targets for all four non-financial metrics: Customer Satisfaction, Reliability, Average Response Time, and EID Scorecard. For the financial metrics, the target was partially met for Utility Earnings per Share, and the Company did not achieve the threshold performance level for O&M Cost Per Customer. The actual performance result of the 2024 Cash Incentive Plan was 74% of target. As a result, and at the same meeting, the Compensation Committee authorized payment of cash incentives equal to 74% of base salary (74% of 100%) for our CEO, and an average of approximately 45% of base salary (74% of 61%) for all other NEOs.

36

COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

LONG-TERM EQUITY COMPENSATION

The Compensation Committee believes equity-based compensation is the most effective way to create a long-term link between shareholder returns and the compensation provided to NEOs and other key management. This program encourages participants to focus on long-term Company performance and provides an opportunity for executive officers and designated key employees to increase their ownership in the Company through grants of Company stock that can be earned based on either service or performance, over a three-year cycle. Using long-term performance awards and time-based restricted stock units (“RSUs”), the Company can compensate executives for sustained increases in the Company’s stock performance, as well as long-term growth relative to its peer group for the relevant cycle.

The Company’s current Long-Term Incentive Plan (“LTIP”) authorizes various types of equity awards. As with all the components of executive compensation, the Compensation Committee determines all material aspects of the long-term incentive awards — who receives an award, the form of the award, the amount of the award, the timing of the award, as well as any other aspect of the award it may deem material.

For 2024 equity grants, the Compensation Committee determined each NEO’s target LTIP value based on competitive market data and the NEO’s ability to influence overall Company performance. In addition, and as previously discussed, the Compensation Committee targets overall total compensation levels, which include base salaries, short-term incentives and long-term incentives, at the median of the Proxy Peer Group. The Compensation Committee determined 70% of the NEO’s target LTIP value would be granted in the form of performance share units (“PSUs”) and 30% of the NEO’s target LTIP value would be granted in the form of RSUs; this was updated from 2022 when the allocation mix was 75% and 25%, respectively. Awards are generally granted each year at the February Compensation Committee meeting and the granting of awards is not coordinated with the release of material non-public information.

Performance-Based Equity Awards

In February 2024, the Compensation Committee approved the grant of PSUs to each NEO. The 2024 PSUs are designed to provide a direct link to the long-term interests of shareholders by ensuring shares will be paid only if the Company attains specified performance levels. For 2024, 17.5% of the awards were contingent on our Total Shareholder Return (“TSR”) relative to our peers and 52.5% was measured by our Cumulative Earnings Per Share (“CEPS”) over a three-year period. For 2024, the Compensation Committee considered market data provided by Meridian regarding the total compensation levels for our CEO and all other NEOs compared to the median of the Proxy Peer Group.

The peer group for TSR performance purposes consists of the 15 companies comprising the S&P 400 Mid-Cap Utilities Index as of January 1 in the first year of the three-year performance cycle. Throughout the course of the performance cycle, companies may be added or dropped from the index by S&P due to mergers or other activities. Beginning with the 2024 grant, the peer companies reported in the index to be used in the ranking will be captured at the performance award grant date and will remain unchanged throughout the performance cycle. If S&P drops a company out of the index and/or adds another, the new company will not be included in the ranking and the dropped company will remain included in the ranking, provided it remains a publicly-traded company.

2025 PROXY STATEMENT	37

COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

The number of PSUs which vest is determined at the end of the three-year performance cycle based on the Company’s percentile rate-of-return ranking compared to the companies in the S&P 400 Mid-Cap Utilities Index, and are payable at the Compensation Committee’s discretion in cash, shares of Company common stock, or a combination of both. Dividend equivalents on performance awards are accumulated and paid upon vesting if the awards vest and are paid based on performance. If the Company’s relative TSR over the three-year performance period is below the threshold performance required to earn the award, accumulated dividends are forfeited as well.

The second performance metric, CEPS, aligns with current competitive practices within the peer group based on market data provided by the Compensation Committee’s consultant. Each year the Compensation Committee reviews and establishes a threshold, target, and maximum performance level for CEPS. The Compensation Committee seeks to establish performance levels that assure the goals are realistic enough to be achievable yet difficult enough to incentivize outstanding performance. The amount of payment of any award is determined at the end of the three-year performance cycle based on the Company’s earnings and is payable at the Compensation Committee’s discretion in cash, shares of Company common stock, or a combination of both. Dividend equivalents on performance awards are accumulated and paid upon vesting if the awards vest and are paid based on performance. If the Company’s CEPS over the three-year performance period is below the threshold performance required to earn the award, accumulated dividends are forfeited as well.

Range of Award Opportunity for Performance Share Units

Each year, the Compensation Committee approves a grant to each NEO of a target number of PSUs that vest over a three-year performance cycle based on achieving pre-determined performance goals. The number of PSUs that may be earned at the end of the performance cycle can range from 0% to 200% of the target, depending upon the level of achieved performance. The target number of PSUs granted to each NEO is determined by dividing the NEO’s target LTIP value allocated to PSUs by the grant date share price of our common stock.

The table below shows the changes made to the target value of PSU grants in 2024 for the 2024 through 2026 performance period for our NEOs. In general, the target value of PSUs aligns with market data for 2024. Ms. Rosentrater received an increase in value to align her closer to market due to her promotion in 2023, and Mr. Hesler received an increase to bring him closer to market at the SVP level.

	2023 Grant ($)	% Change	2024 Grant ($)
D. P. Vermillion	$1,872,560	4.7%	$1,960,065
K. J. Christie	$385,104	0.0%	$385,021
H. L. Rosentrater	$385,041	36.4%	$525,047
J. R. Thackston	$287,059	0.0%	$287,069
G. C. Hesler	$231,058	12.1%	$259,031

The table below outlines the target number of PSUs granted in 2024 by performance metric.

	Relative TSR	CEPS	2024 Grant (#)
D. P. Vermillion	15,013	45,038	60,051
K. J. Christie	2,949	8,847	11,796
H. L. Rosentrater	4,022	12,064	16,086
J. R. Thackston	2,199	6,596	8,795
G. C. Hesler	1,984	5,952	7,936

38

COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

The following graphs show the percentage of performance share units that will be earned at different levels of achieved performance.

3-YEAR RELATIVE TSR PERCENTILE RANK

250%
200%
150%
100%
50%
0%
30th Min
40th
50th Target
60th
70th
80th
90th Max

3-YEAR CUMULATIVE GROWTH EPS

250%
200%
150%
100%
50%
0%
$7.29
Min
$7.43
$7.56
Target
$7.71
$7.86
Max

2022-2024 Performance Shares Settlement

For performance shares linked to the Company’s TSR and granted in 2022 for the performance period ending December 31, 2024, the Compensation Committee held a special meeting on January 7, 2025, to review, certify, and settle the issuance of shares to executive officers. The Company’s cumulative TSR was 3.10% during the three-year performance cycle, which placed the Company at the 32nd percentile among the S&P 400 Mid-Cap Utilities Index. Based on these results, our CEO and our other NEOs earned 55% of the performance share awards granted in 2022 vesting based on TSR. Accrued cash dividend equivalents were paid out on the same percentage of performance shares covered by the 2022 grant.

For performance shares linked to the Company’s CEPS and granted in 2022 for the performance period ending December 31, 2024, the Compensation Committee reviewed, certified and settled the issuance of shares to executive officers at its February 2025 meeting. The Company’s CEPS for the 2022-2024 performance cycle was $6.65. Based on these results, our CEO and our other NEOs earned 45% of the performance share awards granted in 2022 vesting based on CEPS. Accrued cash dividend equivalents were paid out on the same percentage of performance shares covered by the 2022 grant.

	Realized Value Received
	Performance Share Awards
NEO	TSR (#)	CEPS (#)	Value	Dividend Equivalents	Total Realized Value
D. P. Vermillion	12,140	9,933	$840,121	$121,402	$961,522
K. J. Christie	2,378	1,945	$164,537	$23,777	$188,313
H. L. Rosentrater	2,378	1,945	$164,537	$23,777	$188,313
J. R. Thackston	2,378	1,945	$164,537	$23,777	$188,313
G. C. Hesler	1,202	984	$83,202	$12,023	$95,225

2025 PROXY STATEMENT	39

COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

Restricted Stock Units (RSUs)

In February 2024, the Compensation Committee approved the grant of RSUs to each NEO. The 2024 RSUs are designed to incent retention, link compensation to the value of the Company common stock and align the interests of our NEOs with those of our shareholders. The 2024 RSUs are subject to three-year ratable vesting. On each vesting date one-third of the RSUs are settled in shares, provided the NEO remains continuously employed by the Company through the vesting date. Dividend equivalents on RSUs accrue and are paid in cash to the extent the underlying RSUs vest. To the extent RSUs are forfeited, the accrued dividend equivalents on such RSUs also would be forfeited.

The number of RSUs granted to each NEO was determined by dividing the NEO’s target LTIP value allocated to RSUs by the grant date share price of our common stock. The table below shows the changes made to the target value of RSU grants in 2024 for the 2024 through 2026 vesting period for our NEOs. As with performance share units, in general, the target value of RSUs increased to align with market data for 2024. Ms. Rosentrater received an increase in value to align her closer to market due to her promotion in 2023, and Mr. Hesler received an increase to bring him closer to market at the SVP level.

	2023 Grant ($)	% Change	2024 Grant ($)
D. P. Vermillion	$802,448	4.7%	$839,958
K. J. Christie	$164,935	0.0%	$164,995
H. L. Rosentrater	$164,981	36.4%	$224,955
J. R. Thackston	$122,959	0.0%	$122,955
G. C. Hesler	$98,947	12.2%	$110,976

The following chart shows the value realized by our NEOs for the RSUs vested and issued along with the associated cash dividend equivalents.

	Realized Value Received
	Restricted Stock Units
NEO	#	Value	Dividend Equivalents	Total Realized Value
D. P. Vermillion	19,855	$699,690	$82,426	$782,116
K. J. Christie	3,941	$138,881	$16,351	$155,232
H. L. Rosentrater	4,568	$160,976	$19,897	$180,873
J. R. Thackston	3,192	$112,486	$12,690	$125,176
G. C. Hesler	3,158	$111,288	$11,797	$123,085

PERQUISITES

The Company does not provide any perquisites or personal benefits to our CEO or any other NEO.

OTHER BENEFITS

The majority of our employees, including our NEOs, are eligible for the Company’s defined benefit plan, the Company’s 401(k) plan, health and dental coverage, Company-paid term life insurance, disability insurance, paid time off and paid holidays.

The Company’s defined benefit plan provides a traditional retirement benefit based on employees’ compensation and years of credited service. Earnings credited for retirement purposes represent the final average annual base salary of the employee for the highest 36 consecutive months during the last 120 months of service with the Company. The NEOs participate in this retirement plan, with the exception of Mr. Hesler, who was hired by the Company after participation in the plan was closed to new non-union employees. Mr. Hesler participates in the Company’s enhanced 401(k) plan.

40

COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

In addition to the Company’s defined benefit plan, the Company provides additional pension benefits through the SERP to the Company’s executive officers, with the exception of Mr. Hesler, who, based upon his hire date with the Company, participates in the Company’s enhanced 401(k) plan which includes a 100% match on the first 6% of contributions plus a non-elective company contribution of 3%, 4%, or 5%, based on age. Details of the SERP benefits and the amounts accrued by each NEO are found in the Pension Benefits section.

The Compensation Committee believes the pension plans, the 401(k), and the SERP are an important part of our NEOs’ compensation. These plans are market competitive within the energy/utility industry and serve a critically important role in the retention of senior executives. The benefits increase each year these executives remain employed, thereby encouraging our most senior executives to remain employed and continue their work on behalf of shareholders.

EXECUTIVE DEFERRED COMPENSATION

The Company also maintains an Executive Deferred Compensation Plan (the “EDC Plan”). Each NEO may voluntarily participate in the EDC Plan on the same terms and conditions as all other eligible employees who reach a set compensation level. The EDC Plan is competitive in the market and provides eligible employees and executives with a tax-efficient savings method. Additional information about the EDC Plan, including 2024 company match amounts, can be found in the “Non-Qualified Deferred Compensation Plan” table.

COMPANY SELF-FUNDED DEATH BENEFIT PLAN

To provide death benefits to beneficiaries of executive officers who die during their term of office, the Company maintains an executive death benefit plan providing an executive officer’s designated beneficiary with a lump sum payment equal to twice the executive officer’s final annual base salary, payable within 30 days of the executive’s death. Prior to January 1, 2008, the plan continued to provide the death benefit to the beneficiaries of executives who died after retirement. Effective January 1, 2008, the post-retirement death benefit was eliminated for any individual who became an executive officer after that date. Individuals who were executive officers prior to January 1, 2008 continue to be eligible for the post-retirement death benefit. For an officer who is eligible for the post-retirement death benefit, in the event of his or her death after retirement, the designated beneficiary will receive a lump sum equal to twice the retired executive officer’s total annual pension benefit. Death benefits are paid from the general assets of the Company. The present value of this benefit for each NEO can be found in the “Potential Payments Upon Termination or CIC” tables.

SUPPLEMENTAL EXECUTIVE DISABILITY PLAN

The Supplemental Executive Disability Plan provides benefits to the Company’s executive officers who become disabled during employment. The plan provides a benefit equal to 60% of the executive officer’s annual salary at the date of disability reduced by the aggregate amount, if any, of disability benefits provided for under the Company’s Long-Term Disability Plan for employees, workers’ compensation benefits, and any benefit payable under provisions of the Federal Social Security Act. Benefits will be payable until the earlier of the executive officer’s date of retirement or age 65. The present value of this benefit for each NEO can be found in the “Potential Payments Upon Termination or CIC” tables.

CHANGE IN CONTROL (“CIC”) AND SEVERANCE BENEFITS

The Compensation Committee believes it is in the interest of shareholders to provide severance to our executive officers in the event of a CIC, thereby reducing the inherent conflict of our executive officers pursuing a transaction that may result in their personal job loss. Effective January 1, 2020, our new Executive Change in Control Plan (“CIC Plan”) was put in place for all executive officers of the Company replacing individual agreements certain executive officers had regarding a CIC. The following are key features of the plan:

•

Severance multiple: NEOs prior to January 1, 2020 would receive three times the sum of the executive’s annual base salary and target annual bonus. Future NEOs and other officers would receive two times the sum of the executive’s annual base salary and target annual bonus.

•	Severance also includes reimbursement of 18 months of COBRA premiums, if COBRA is elected by the individual.

2025 PROXY STATEMENT	41

COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

•	Payment of severance is conditioned on the individual’s delivery of a release of claims.

•	“Good reason” includes material diminution of authority, responsibility, pay, bonus opportunity or budget overseen, material relocation or material breach by the Company of the plan.

•	Certain protections, such as a minimum annual base salary, provided to executive officers during continued employment for up to two years following CIC.

•

No 280G excise tax gross up: CIC benefits are limited to greater of, on an after-tax basis, the full amount of CIC benefits subject to excise tax or a reduced amount equal to the maximum amount of CIC benefits that could be paid without triggering the 280G excise tax.

Additional information regarding the CIC Plan, including definitions of certain key terms and a quantification of benefits that hypothetically would have been received by our NEOs under the CIC Plan, and an applicable termination occurred on December 31, 2024, due to a CIC can be found in the “Potential Payments Upon Termination or CIC” Tables.

Internal Revenue Code (“Code”) Section 162(m)

Code Section 162(m) prohibits a publicly held corporation from taking a deduction for compensation paid to an NEO in excess of $1 million for any fiscal year. When consistent with the Company’s compensation philosophy and objectives, the Compensation Committee structures its compensation plans so the related compensation expense may be deductible for tax purposes. However, in light of the need to maintain flexibility in administering our executive compensation program and the 2017 changes in the tax law, the Compensation Committee retains discretion to recommend to the Board executive compensation that will not be deductible.

Compensation Governance Matters

RECOUPMENT POLICIES

Under Section 10D of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”), and NYSE rules adopted pursuant to Rule 10D-1 enacted thereunder, the Company is required to adopt and comply with a policy in which the Company will reasonably promptly recover incentive compensation that is determined to have been erroneously awarded to executive officers due to a required accounting restatement. Effective August 3, 2023, the Company adopted its Dodd-Frank Recovery Policy in order to comply with SEC and NYSE rules.

The Compensation Committee believes that the Company should maintain the ability to seek recovery of erroneously awarded incentive compensation beyond the required provisions of Rule 10D-1 and NYSE rules, in particular where employees (including non-executives) engage in misconduct. Therefore, in addition to the mandatory recoupment policy adopted in compliance with the Dodd-Frank Act and NYSE rules, the Board has adopted a discretionary recoupment policy applicable to incentive compensation awards. The discretionary policy authorizes the Company to recover incentive payouts from any executive or employee if those payouts are based upon performance results subsequently revised or restated to levels that would have produced payouts lower than the original incentive plan payouts, and, if, in the Board’s judgment and determination, the executive or employee engaged in fraud, negligence, or other misconduct that contributed to the need for the financial restatement. If willful or negligent misconduct or material error results in a restatement of financial results, the Compensation Committee may recommend that the Board either require forfeiture of incentive awards or seek to recover appropriate portions of the executive officer or employee’s compensation for the relevant period, in addition to other disciplinary actions that might be appropriate based on the circumstances.

Effective February 5, 2020, the Compensation Committee expanded the discretionary recoupment policy to allow up to three years of incentive compensation to be subject to recovery for detrimental conduct, which includes:

•	The commission of an act of fraud, misappropriation or embezzlement in the course of employment;

•	The commission of a criminal act, whether or not in the workplace, that in the Board’s sole discretion, constitutes a felony or crime of comparable magnitude;

•	The material violation of any applicable restrictive covenant (including, but not limited to, non-solicitation, non-compete or non-disclosure covenants);

42

COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

•

The willful and material breach of a Covered Person’s obligations under the Company’s Code of Conduct relating to compliance with law or regulations giving rise to dismissal under the Code of Conduct or termination for Cause; or

•	Any act or omission involving willful misconduct resulting in such Covered Person’s termination for cause.

The Board, in its discretion, would determine when the need for a recoupment is triggered, to whom the recoupment would apply, the amount subject to recoupment and the mechanism for recoupment.

STOCK OWNERSHIP GUIDELINES

The Board has implemented stock ownership guidelines for the Company’s executive officers. The guidelines require executive officers to own shares and achieve set ownership levels based on a formula designated as a multiple of salary within a target timeframe of five years from their employment date or date of promotion, as described within the program guidelines. The value for each executive’s ownership level is determined by using the average closing share price over the prior calendar year. This methodology aligns with current competitive practices within the peer group based on market data provided by Meridian.

The objectives of our stock ownership guidelines are to:

•	Strengthen alignment of the executives’ financial interests with those of shareholders;

•	Enhance executive long-term perspective and focus on shareholder value growth;

•	Reinforce “pay at risk” philosophy and provide an additional basis for sharing in Company success or failure as reflected in shareholder returns; and

•	Align Company practice with corporate governance best practices.

Each year at the February meeting, the Compensation Committee reviews the ownership levels to assure adherence to the guidelines. In 2024, the Compensation Committee conducted its annual review to assess whether each officer was at or moving toward the required ownership level for his or her position. The Compensation Committee determined all NEOs were in compliance with the ownership guidelines.

The specific ownership targets and certain other components of the guidelines are as follows:

Requirement	Ownership Definition	Retention Requirement
• CEO & PRES—5 times salary • EVP & SVPs—2.5 times salary • VPs—1 times salary	• Direct holding and family holdings • Shares held in 401(k) • Shares held in Executive Deferred Compensation Account • Unvested time-based RSUs	Officers must retain 50% of the net shares received upon restricted stock release or issuance of performance shares earned until this required ownership level is achieved

Based on the guideline definition of ownership after the change in requirements, the following chart shows the required ownership level for each NEO and the number of shares owned as of March 6, 2025.

	Ownership Level	Required	Owned	Met
D. P. Vermillion	5x	125,241	180,682	Met
K. J. Christie	2.5x	30,278	43,978	Met
H. L. Rosentrater	4x	56,702	58,506	Met
J. R. Thackston	2.5x	27,870	41,441	Met
G. C. Hesler	2.5x	29,246	21,752	Not Met	[1]

(1)	Mr. Hesler has until 2027 to meet the required ownership target based on his promotion date of September 1, 2022.

2025 PROXY STATEMENT	43

COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

INSIDER TRADING POLICY

The Company has an Insider Trading Policy governing transactions in securities of the Company. The Policy covers directors, executive officers, other designated employees and other employees who come into possession of material non-public information regarding the Company, as well as employees of subsidiaries and consultants (collectively, “Covered Persons”). We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards.

Among other things, the Insider Trading Policy prohibits Covered Persons from trading in securities of the Company while in possession of material non-public information regarding the Company.

The Insider Trading Policy also prohibits Covered Persons from engaging in “short sales” of Avista securities (including “sales against the box”), zero-cost collars, forward sale contracts and other transactions that hedge or offset any decrease in the market value of equity securities and publicly-traded options, such as puts, calls and other derivative securities. The policy also restricts the pledging of Avista securities as collateral for a loan.

POLICIES AND PRACTICES RELATED TO THE GRANT OF CERTAIN EQUITY AWARDS CLOSE IN TIME TO THE RELEASE OF MATERIAL NON-PUBLIC INFORMATION

The Company does not currently grant new awards of stock options, stock appreciation rights, or similar option-like instruments. Accordingly, the Company has no specific policy or practice on the timing of awards of such options in relation to the disclosure of material non-public information by the Company. In the event the Company determines to grant new awards of such options, the Board and the Compensation Committee will evaluate the appropriate steps to take in relation to the foregoing.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board reviewed and discussed the CD&A with management, and based on such review and discussions, the Compensation Committee recommended to the Board the CD&A be included in the Company’s Annual Report on Form 10-K and in this proxy statement.

Compensation Committee Interlocks and Insider Participation

There are no “compensation committee interlocks” or “insider participation” relationships SEC regulations or NYSE listing standards would require to be disclosed in this proxy statement.

Members of the Compensation Committee of the Board

Scott H. Maw — Chair	Rebecca A. Klein	Jeffry L. Philipps

44

EXECUTIVE COMPENSATION TABLES

Executive Compensation Tables

The Summary Compensation Table (“SCT”) below provides summary compensation information for our NEOs: the CEO, the CFO, and the three other most highly compensated executive officers who were serving as such on December 31, 2024:

Summary Compensation Table — 2024

Name and Principal Position	Year	Salary(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension and Non-Qualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total Compensation ($)
D. P. Vermillion CEO	2024	$906,000	$2,854,069	$669,439	$528,636	$19,050	$4,977,194
	2023	$878,769	$2,728,537	$219,692	$1,384,964	$18,000	$5,229,962
	2022	$838,077	$2,923,157	$951,228	N/A	$32,917	$4,745,379
K. J. Christie Sr. Vice President, CFO, Treasurer, and Regulatory Affairs Officer	2024	$433,847	$560,633	$192,340	$165,493	$15,525	$1,367,838
	2023	$386,446	$565,941	$57,967	$218,552	$14,850	$1,243,756
	2022	$354,307	$572,377	$241,286	N/A	$13,725	$1,181,695
H. L. Rosentrater President, and Chief Operating Officer	2024	$512,693	$764,481	$246,237	$147,878	$15,525	$1,686,813
	2023	$459,500	$561,028	$70,361	$223,727	$14,850	$1,329,466
	2022	$365,858	$572,377	$249,152	N/A	$13,725	$1,201,111
J. R. Thackston Sr. Vice President and Chief Strategy & Clean Energy Officer	2024	$403,001	$417,940	$178,665	$255,376	$18,197	$1,273,180
	2023	$389,386	$418,227	$58,408	$337,139	$17,322	$1,220,482
	2022	$359,936	$572,377	$245,119	N/A	$16,131	$1,193,563
G.C. Hesler Sr. Vice President, General Counsel, Corp Secretary & Chief Ethics / Compliance Officer	2024	$422,845	$377,149	$187,463	N/A	$44,845	$1,032,302

1.

Amounts earned in the applicable year; includes regular pay, paid time-off, jury duty and holiday pay. The total amounts shown in this column also include any amounts an NEO elected to defer in accordance with the EDC Plan. See the “Non-Qualified Deferred Compensation Plan” table for more information.

2.

Values shown represent the aggregate grant date fair value calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 “Compensation—Stock Compensation” for RSUs and performance share awards granted in each of the years reported. Assumptions used in the calculation of these amounts are included in Note 1 of the Company’s audited financial statements for the year ended December 31, 2024, included in the Company’s Annual Report on Form 10-K filed with the SEC. In the case of performance share awards tied to TSR, the amounts reported in the Stock Awards column represent the aggregate grant date fair value of the target number of performance shares that may become vested if the applicable performance criteria are satisfied and computed in accordance with ASC 718. The aggregate grant date fair value for the target number of performance shares was calculated by using a Monte Carlo simulation, which produces a probable value for the awards. All performance share awards vest at the end of the vesting term, however the number of shares delivered vary based upon the attained level of performance and may range from 0 to 2.0 times the target number of performance shares awarded. For the 2024 performance share grant, if the maximum level of performance is achieved and using the closing stock price of $36.63 as reported on December 31, 2024, to calculate the value and add the dividend equivalents using an annual amount of $1.90 per share as declared in 2024 multiplied by three years, then the value of the payouts would be: Mr. Vermillion $5,083,918; Mr. Christie $998,649; Ms. Rosentrater $1,361,841; Mr. Hesler $671,862; and Mr. Thackston $744,585.

3.	Amounts shown represent the annual short-term cash incentive awards paid in 2025 earned by our NEOs for 2024 performance in accordance with the 2024 Cash Incentive Plan.

4.

Any increase in the present value of the accrued pension benefit at normal retirement age (the earliest age at which retirement benefits may be received by the NEO without any reduction in benefits) for any NEO between December 31, 2023, and December 31, 2024, is reported in this column. All NEOs experienced an increase in the present value of their respective accrued pension benefits during 2024. The present value as of December 31, 2024, utilizes the Pri-2012 mortality table with modified MP-2021 generational projection for males and females and a 6.13% discount rate for the retirement plan and a 6.16% discount rate for the SERP. Differences in the present value from year to year are attributable to increases in final average pay, additional service, discount rates fluctuations and mortality assumptions. There were no above-market earnings for the Company’s EDC Plan. Mr. Hesler is included in the company’s 401(k) plan only based upon his hire date.

2025 PROXY STATEMENT	45

EXECUTIVE COMPENSATION TABLES

5.

Includes employer matching contributions under both the EDC Plan and the Investment and Employee Stock Ownership Plan (the “401(k) plan”). The Company makes matching contributions on behalf of all its employees who make regular contributions of their wages, salary, cash incentive, and overtime to the 401(k) plan during the plan year. The Company matching contribution to the 401(k) plan is equal to $0.75 for every $1.00 of regular employee contributions up to a maximum 6% of compensation for non-employees hired prior to January 1, 2006. For non-bargaining employees hired after that date, the Company matching contribution is equal to $1.00 for every $1.00 of regular employee contributions up to a maximum of 6% of compensation. for those non-bargaining employees hired after January 1, 2014, there is an additional enhanced contribution of 3/4/5% based on age. The Company matching contribution under the EDC Plan is equal to $0.75 for every $1.00 contributed up to a maximum of 6% or 100% up to 6% of the executive’s base pay less the maximum contribution allowed under the 401(k) plan assuming the participant contributed the maximum allowed by law. Also under the EDC plan, for those hired after 2014, the additional enhanced contribution of 3/4/5% based on age executive’s base pay less the maximum contribution allowed under the 401(k) plan could be contributed to the EDC Plan. Amounts shown in the All Other Compensation column for 2024 include the following:

Name	EDC Plan Company Match	401(k) Plan Company Match	Non-Elective 401(k) Plan Company Contribution	Total All Other Compensation
D. P. Vermillion	$3,525	$15,525		$19,050
K. J. Christie		$15,525		$15,525
H. L. Rosentrater		$15,525		$15,525
J. R. Thackston	$2,672	$15,525		$18,197
G. C. Hesler	$10,345	$20,700	$13,800	$44,845

6.	EDC Plan Company Match represents amounts paid in 2024, yet earned in service year 2023.

CEO Pay Ratio

The Compensation Committee reviewed a comparison of CEO total compensation to the total compensation of the median employee. The compensation for the CEO in 2024 was approximately 27 times the total compensation of our median employee.

In 2023, we identified the median employee by first collecting pay records on all employees from all companies within the corporation including subsidiaries, 1,988 (full-time, part-time, seasonal, and temporary), who were employed by us on December 22, 2023. To determine our median employee, we used a definition that was not annual total compensation, as shown in the 2024 SCT above, and instead chose “base pay rate,” which we then annualized as if all employees worked full-time and were employed for all of 2023. We identified 237 employees whose annualized base pay was within a +/-5% range of the median annualized base pay rate. Total cash compensation from 2023 was collected for each of the 237 employees to further narrow down the population. We believe the use of total cash compensation for this group of employees is a consistently applied compensation measure because we do not widely distribute annual equity awards to employees. Fewer than 3% of our employees receive annual equity awards.

In 2024, we used the same median employee as for 2023, because there were no changes in our employee population or in our employee compensation package we believe would significantly change this disclosure.

We calculated annual total compensation for the employee using the same methodology we use for our NEOs as set forth in the 2024 SCT above. The annual total compensation for 2024 was $4,977,194 for our CEO and $186,718 for our median employee. The resulting ratio of our CEO’s pay to the pay of our median employee for 2024 is 27 to 1.

The foregoing pay ratio disclosure, including but not limited to any assumptions, adjustments, methodologies and existing internal records used to identify our median employee, is a reasonable estimate calculated in a manner consistent with SEC Item 402(u) of Regulation S-K. The SEC rules for identifying the median employee and calculating that employee’s annual total compensation allow companies to make reasonable assumptions and estimates, and to apply a variety of methodologies and exclusions reflecting their compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different compensation practices, and may utilize different assumptions, estimates, methodologies and exclusions in calculating their own pay ratios.

46

EXECUTIVE COMPENSATION TABLES

Pay vs. Performance (“PvP”) Tabular Disclosure — 2024
As required by Section 953(a) of the Dodd-Frank Act, and Item 402(v) of Regulation
S-K,
we are providing the following information about the relationship between “compensation actually paid” (“CAP”) to our CEO and to our other NEOs and certain financial performance metrics of the Company. CAP, as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered year. For further information concerning the Company’s pay-for-performance
philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Compensation Discussion and Analysis.

	Pay				Performance
	CEO		Average of Other NEOs		Value of $100 Initial Investment Based On:
Year (1)	SCT Total Compensation	Compensation Actually Paid (2)	SCT Total Compensation	Compensation Actually Paid (2)	Cumulative TSR	Peer Group Cumulative TSR (3)	Net Income ($M)	EPS
2024	$4,977,194	$5,047,454	$1,340,034	$1,363,893	$95	$118	$180.1	$2.39
2023	$5,229,962	$1,552,612	$1,137,887	$454,110	$86	$88	$171.2	$2.24
2022	$4,745,379	$5,290,632	$1,318,402	$1,605,440	$104	$103	$155.2	$2.12
2021	$4,577,539	$3,485,983	$1,257,052	$1,082,031	$96	$103	$147.3	$2.10
2020	$5,004,033	$2,234,759	$1,173,361	$241,559	$87	$86	$129.5	$1.90

1.
The CEO in all four reporting years was Dennis Vermillion. The other NEOs in the 2024 reporting year were Kevin Christie, Heather Rosentrater, Greg Hesler, and Jason Thackston. The other NEOs in the 2023 reporting years are Mark Thies (ret.), Kevin Christie, Heather Rosentrater, Jason Thackston, and Wayne Manuel. The other NEOs in 2022 and 2021 reporting years were: Mark Thies (ret.), Jason Thackston, Heather Rosentrater, and Kevin Christie. The other NEOs in the 2020 reporting year are Mark Thies (ret.), Jason Thackston, Marian Durkin (ret.), Kevin Christie, and Heather Rosentrater.

2.
Amounts reported in this column are based upon total compensation reported for our CEO and our other NEOs in the SCT for the indicated reporting years and adjusted as shown in the table below. Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.

2025 PROXY STATEMENT	47

EXECUTIVE COMPENSATION TABLES

	2020		2021		2022		2023		2024
	CEO	Other NEOs	CEO	Other NEOs	CEO	Other NEOs	CEO	Other NEOs	CEO	Other NEOs

SCT Reported Compensation	$5,004,033	$1,173,361	$4,577,539	$1,257,052	$4,745,379	$1,318,402	$5,229,962	$1,137,887	$4,977,194	$1,340,034

Deduct: SCT reported change in pension value	$(2,290,317)	$(335,308)	$(905,751)	$(170,893)	$—	$—	$(1,384,964)	$(155,884)	$(528,636)	$(142,187)

Add: “CAP” pension value	$985,475	$73,716	$6,658	$118,549	$3,813	$115,378	$804	$35,117	$422	$51,637

Deduct: Grant date fair values of equity awards reported in “Stock Awards” column of the SCT for the covered FY	$(1,778,775)	$(432,640)	$(1,986,445)	$(443,078)	$(2,923,157)	$(642,502)	$(2,728,537)	$(505,521)	$(2,854,069)	$(530,051)

Deduct: For any awards granted in any prior FY forfeited during the covered FY, the fair value at the end of the prior FY	$—	$(10,089)	$—	$—	$—	$—	$—	$(104,376)	$—	$—

Add: Fair values as of the end of the covered FY of all equity awards granted during the covered FY outstanding and unvested as of the end of such covered FY	$798,823	$154,306	$1,865,542	$416,058	$2,626,495	$577,278	$1,767,071	$242,652	$3,213,321	$596,766

Add: The change in fair value (whether positive or negative) as of the end of the covered FY of any equity awards granted in any prior FY outstanding and unvested as of the end of such covered FY	$(249,034)	$(176,959)	$(192,645)	$(63,103)	$268,274	$61,234	$(1,518,971)	$(240,617)	$(454,563)	$(77,953)

Add: For awards granted and vested in the same FY, the fair value as of the vesting date	$109,542	$23,708	$179,733	$40,100	$217,488	$63,451	$227,735	$58,177	$314,212	$58,361

Add: The change in fair value (whether positive or negative) as of the vesting date of any awards granted in any prior FY for which all applicable vesting conditions were satisfied at the end of or during the covered FY	$(410,431)	$(250,148)	$(197,784)	$(108,165)	$119,893	$60,392	$(183,866)	$(36,344)	$164,104	$27,739

Add: The dollar value of any dividend equivalents or other earnings paid on stock or option awards in the covered FY prior to the vesting date not otherwise reflected in the fair value of such award	$65,443	$21,612	$139,135	$35,511	$232,446	$51,807	$143,377	$23,019	$215,470	$39,548

Total Compensation Actually Paid	$2,234,759	$241,559	$3,485,983	$1,082,031	$5,290,632	$1,605,440	$1,552,612	$454,110	$5,047,454	$1,363,893

3.	Amounts reported in this column represent returns on an initial $100 investment in the S&P 400 Utilities Index, which we chose as peer group for purposes of the PvP table.

48

EXECUTIVE COMPENSATION TABLES

Most Important Measures Linking Avista NEO Pay to Performance — 2024
The following are the most important financial and
non-financial
performance measures, as determined by the Company, that link compensation actually paid to our NEOs to the Company’s performance for the most recently completed fiscal year.

•	EPS

•	3-Year Relative TSR

•	Cost Per Customer
Compensation Actually Paid vs. Most Important Measures — 2024
The graphs below describe the relationship between compensation actually paid to our NEOs and the Company’s cumulative Total Shareholder Return, net income, and EPS for the indicated years. In addition, the graph of CAP vs. TSR below compares the Company’s cumulative TSR and our peer group cumulative TSR.

2025 PROXY STATEMENT	49

EXECUTIVE COMPENSATION TABLES

Grants of Plan-Based Awards — 2024

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or	Grant Date Fair Value of Stock and Option
Name	Grant Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#)(4)	Awards ($)(5)
D. P. Vermillion
Annual Cash Award	02/07/24	$546,000	$910,000	$1,365,000
Performance Award	02/07/24				7,507	15,013	30,026		544,071
Performance Award	02/07/24				18,015	45,038	90,076		1,470,040
Restricted Stock Units	02/07/24							25,734	839,958
K. J. Christie
Annual Cash Award	02/07/24	$158,400	$264,000	$396,000
Performance Award	02/07/24				1,475	2,949	5,898		106,872
Performance Award	02/07/24				3,539	8,847	17,694		288,766
Restricted Stock Units	02/07/24							5,055	164,995
H. L. Rosentrater
Annual Cash Award	02/07/24	$200,850	$334,750	$502,125
Performance Award	02/07/24				2,011	4,022	8,044		145,757
Performance Award	02/07/24				4,826	12,064	24,128		393,769
Restricted Stock Units	02/07/24							6,892	224,955
J. R. Thackston
Annual Cash Award	02/07/24	$157,950	$263,250	$394,875
Performance Award	02/07/24				1,100	2,199	4,398		79,692
Performance Award	02/07/24				2,638	6,596	13,192		215,293
Restricted Stock Units	02/07/24							3,767	122,955
G. C. Hesler
Annual Cash Award	02/07/24	$153,000	$255,000	$382,500
Performance Award	02/07/24				992	1,984	3,968		71,900
Performance Award	02/07/24				2,381	5,952	11,904		194,273
Restricted Stock Units	02/07/24							3,400	110,976

1.	The grant date is the date the Compensation Committee and/or the Board approves the grant of performance share awards, RSUs or non-equity incentive awards.

2.

Potential annual cash incentive awards granted to NEOs for 2024 performance in accordance with the 2024 Cash Incentive Plan. The amounts actually paid to our NEOs for 2024 performance appear in the Non-Equity Incentive Plan Compensation column of the SCT. See the CD&A for further explanation.

3.

Performance share awards are granted under the LTIP and vest over a three-year period. The number of shares earned at the end of the three-year performance period depends on the level of performance achieved. See the CD&A for further explanation.

4.

In 2024, all of our NEOs were awarded RSUs under the LTIP that vest over a three-year period. One-third of the shares vest and shares are issued on an annual basis, provided that the NEO is employed on the last day of the vesting period. Dividend equivalents accrue on the unvested RSUs and are paid in cash at the same time the underlying RSUs vest. Therefore, if an NEO’s employment ends prior to the last day of the vesting period, no RSUs or dividend equivalents are earned or paid.

5.

The amounts shown for the grant date fair value of the target number of performance share awards tied to TSR were calculated in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in Note 1 of the Company’s audited financial statements for the year ended December 31, 2024, included in the Company’s Form 10-K filed with the SEC on February 25, 2025. The grant date fair value for the target number of performance shares tied to TSR was calculated using a Monte Carlo simulation to produce a probable value for the awards, which resulted in a fair value per share higher than the closing price per share on the grant date.

Employment Agreements

We currently do not have employment agreements with our NEOs. Please refer to the “Pension Benefits” Table for a discussion of the provisions that relate to the grant of additional vesting service credit for pension purposes, and to the “Potential Payments Upon Termination or Change in Control” tables for a discussion of the change in control provisions.

50

EXECUTIVE COMPENSATION TABLES

Outstanding Equity Awards at Year-End — 2024(1)

		Stock Awards

Name	Date of Grant	Number of Shares or Units of Stock Not Vested (#)(2)	Market Value of Shares or Units of Stock Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights Not Vested(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights Not Vested ($)(4)
D. P. Vermillion	02/02/23			44,606	1,633,918
D. P. Vermillion	02/02/23	6,371	233,370
D. P. Vermillion	02/07/24			60,051	2,199,668
D. P. Vermillion	02/07/24	17,156	628,424
K. J. Christie	02/02/23			9,078	332,527
K. J. Christie	02/02/23	1,295	47,436
K. J. Christie	02/07/24			11,796	432,087
K. J. Christie	02/07/24	3,370	123,443
H. L. Rosentrater	02/02/23			9,172	335,970
H. L. Rosentrater	02/02/23	1,310	47,985
H. L. Rosentrater	02/07/24			16,086	589,230
H. L. Rosentrater	02/07/24	4,594	168,278
J. R. Thackston	02/02/23			6,838	250,476
J. R. Thackston	02/02/23	976	35,751
J. R. Thackston	02/07/24			8,795	322,161
J. R. Thackston	02/07/24	2,511	91,978
G. C. Hesler	02/02/23			5,504	201,612
G. C. Hesler	02/02/23	785	28,755
G. C. Hesler	02/07/24			7,936	290,696
G. C. Hesler	02/07/24	2,266	83,004

1.	All of the 2022-2024 awards were settled at the end of 2024. Please see the “Stock Vested 2024” table for more information.

2.

Number of time-based RSUs unvested as of December 31, 2024. (RSUs vest and shares are issuable over a three-year period, provided the NEO remains employed on the last day of each year of the vesting period.)

3.	The market value of RSUs is based on the closing stock price ($36.63) as reported on December 31, 2024.

4.

Performance share awards reflect the number of performance shares at the target performance level. The market value is based on the closing stock price ($36.63) as reported on December 31, 2024. The value for the 2023 performance share award is shown at the target level (100%) based on results (less than target) for the first two years of the 2023-2025 performance period. The values for the 2024 performance share awards are shown at the maximum level (200%) based on results (greater than target) for the first year of the 2024-2026 performance period.

2025 PROXY STATEMENT	51

EXECUTIVE COMPENSATION TABLES

Stock Vested — 2024

	Stock Awards(1)(2)
Name	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
D. P. Vermillion	12,140	(1)	$443,596
D. P. Vermillion	9,933	(2)	$396,525
D. P. Vermillion	4,905	(3)	$172,852
D. P. Vermillion	6,372	(3)	$224,549
D. P. Vermillion	8,578	(3)	$302,289
K. J. Christie	2,378	(1)	$86,892
K. J. Christie	1,945	(2)	$77,644
K. J. Christie	960	(3)	$33,830
K. J. Christie	1,296	(3)	$45,671
K. J. Christie	1,685	(3)	$59,379
H. L. Rosentrater	2,378	(1)	$86,892
H. L. Rosentrater	1,945	(2)	$77,644
H. L. Rosentrater	960	(3)	$33,830
H. L. Rosentrater	1,310	(3)	$46,164
H. L. Rosentrater	2,298	(3)	$80,982
J. R. Thackston	2,378	(1)	$86,892
J. R. Thackston	1,945	(2)	$77,644
J. R. Thackston	960	(3)	$33,830
J. R. Thackston	976	(3)	$34,394
J. R. Thackston	1,256	(3)	$44,261
G. C. Hesler	1,202	(1)	$43,921
G. C. Hesler	984	(2)	$39,281
G. C. Hesler	1,238	(3)	$43,627
G. C. Hesler	786	(3)	$27,699
G. C. Hesler	1,134	(3)	$39,962

1.

For the performance period ended December 31, 2024, our TSR placed us in the 32nd percentile of companies included in our peer group, which resulted in issuing 55% of the performance shares granted in 2022 for the 2022-2024 performance period and the related dividend equivalents. Value is based on the closing stock price ($36.54) as reported on January 8, 2025, the day after the Compensation Committee certified the performance target was met and the shares were issuable. Dividend equivalents were paid in cash at the same time the underlying performance shares vested.

2.

For the performance period ended December 31, 2024, our cumulative EPS was $6.65, which resulted in issuing 45% of the performance shares granted in 2022 for the 2022-2024 performance period and the related dividend equivalents. On February 12, 2025, the Compensation Committee certified the performance target was met and the shares were issuable. Value is based on the closing stock price ($39.92) as reported on March 3, 2025. Dividend equivalents were paid in cash at the same time the underlying performance shares vested.

3.

Our NEOs were granted RSUs in 2022, 2023 and 2024. One-third of each grant vests each year if an NEO remains employed on December 31. Therefore, one-third of each grant vested. Our NEOs received the last one-third of their RSUs granted in 2022 and one-third of their RSUs granted in 2023 and 2024. The value of all RSUs vested on December 31, 2024, is based on the closing stock price ($35.24) as reported on January 6, 2025, the day on which the shares were issuable to the recipient. Dividend equivalents were paid in cash at the same time the underlying RSUs vested.

Pension Benefits — 2024

The table below reflects benefits accrued under the Retirement Plan for Employees and the two SERPs (for purposes of the discussion below, we refer to both the pre-2005 SERP and the post-2004 SERP as the “SERP”) for our NEOs. The Company’s Retirement Plan for Employees provides a retirement benefit based upon employees’ compensation and years of credited service. The retirement benefit under the Retirement Plan is based on a participant’s final average annual base salary for the highest 36 consecutive months during the last 120 months of service with the Company. Base salary for our NEOs is the amount under “Salary” in the SCT.

52

EXECUTIVE COMPENSATION TABLES

The SERP provides additional pension benefits to executive officers of the Company, who have attained the age of 55 and a minimum of 15 years of vesting service with the Company. The SERP is intended to provide benefits to executive officers whose pension benefits under the Company’s Retirement Plan are reduced due to the application of limitations on qualified plans under the Code and the deferral of salary pursuant to the EDC Plan. When combined with the Retirement Plan, the SERP will provide benefits to executive officers, other than our CEO, who retire at age 62 or older, of 2.5% of the final average annual base salary during the highest 60 consecutive months during the last 120 months of service for each credited year of service up to 30 years. When combined with the Retirement Plan, the SERP will provide higher benefits to our CEO, if he retires on or after age 65, of 3% of final average base salary during the highest 60 consecutive months during the last 120 months of service for each credited year of service up to 30 years. Benefits will be reduced for executives who retire before age 62. Reductions are either 4% or 5% for each year of retirement before age 62 as prescribed in the Retirement Plan.

Name	Plan Name		Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)	Payments During Last Year ($)
D. P. Vermillion	Retirement Plan		36.83	$2,090,319	$—
	SERP—pre 2005	(2)	16.83	$242,042	$—
	SERP 2005+	(3)	30.00	$6,267,442	$—
K. J. Christie	Retirement Plan		19.50	$960,529	$—
	SERP—pre 2005	(2)	N/A	N/A	$—
	SERP 2005+	(3)	19.50	$328,141	$—
H. L. Rosentrater	Retirement Plan		21.92	$777,282	$—
	SERP—pre 2005	(2)	N/A	N/A	$—
	SERP 2005+	(3)	21.92	$305,045	$—
J. R. Thackston	Retirement Plan		28.50	$1,402,414	$—
	SERP—pre 2005	(2)	N/A	N/A	$—
	SERP 2005+	(3)	28.50	$973,080	$—
G. C Hesler	Retirement Plan		9.50	N/A	$—
	SERP—pre 2005	(2)	N/A	N/A	$—
	SERP 2005+	(3)	N/A	N/A	$—

1.

SERP participants are limited to a maximum of 30 years of credited service under the SERP no matter how many years of service they actually have with the Company. Mr. Vermillion’s credited service under the SERP 2005+ Plan has reached the maximum of 30 years. This column represents number of years of benefit service.

2.-3.

Effective January 1, 2005, the SERP was modified to comply with requirements of Code Section 409A. This plan is noted as SERP 2005+. The plan prior to this date, SERP pre-2005, is grandfathered and is not subject to Code Section 409A. SERP pre-2005 benefits were frozen as of December 31, 2004.

4.	Mr. Hesler is not eligible for the pension and/or SERP benefit.

Non-Qualified Deferred Compensation Plan — 2024

The following table shows the non-qualified deferred compensation activity for our NEOs accrued through December 31, 2024:

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year (Company Match) ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
D. P. Vermillion	$2,000	$3,525	$503,750	$—	$3,508,026
J. R. Thackston	$158,626	$2,673	$195,353	$—	$1,399,443

1.

Eligible employees may elect to defer up to 75% of their base annual salary and up to 100% of their annual bonus. This column represents deferrals of this compensation during the last year. See the SCT for further explanation.

2.

The Company matching contribution under the EDC Plan is equal to $0.75 for every $1.00 contributed up to a maximum of 6%, (or $1 for every $1.00 contributed up to a maximum of 6% for executive hired after 2006), of the executive’s base pay less the maximum contribution allowed under the 401(k) plan assuming the participant contributed up to the limit set forth in Code Section 402(g) for the plan year. Also, under the EDC plan, for executives hired after 2014, the additional enhanced contribution of 3/4/5% based on age executive base pay less the maximum contribution allowed under the 401(k) plan could be contributed to the EDC plan. See “All Other Compensation” column of the SCT for further explanation.

3.

Earnings reflect the market returns of the NEO’s investment allocations. The earnings accrued for deferred compensation are determined by actual earnings of Avista common stock and selected mutual funds. None of the earnings are included as compensation on the SCT since none are above market earnings. The Compensation Committee selects the mutual funds available for investment under the EDC Plan, and the participants may allocate their accounts among these investments, including Avista common stock.

2025 PROXY STATEMENT	53

EXECUTIVE COMPENSATION TABLES

Potential Payments Upon Termination or Change in Control

Effective January 1, 2020, the Company’s new CIC Plan covers all NEOs and replaced individual CIC agreements in effect on December 31, 2019 for our NEOs who had such agreements. Under the new CIC Plan, the cash component is paid in a lump sum and is based on a multiple of the sum of base salary and annual bonus. No participant in the CIC Plan is eligible to receive cash severance in excess of the sum of (i) pro-rated annual bonus plus (ii) a multiple greater than three times base salary and annual bonus. The CIC Plan has a double trigger providing for a severance payment only upon the occurrence of both a CIC and a termination of the NEO’s employment within two years thereafter either by the Company without “Cause” or by the NEO for “Good Reason” (each as defined in the CIC Plan). Good Reason includes a material diminution in the executive officer’s authority, duties or responsibilities material diminution in the executive’s annual salary or bonus opportunity, or material relocation of the executive officer’s principal place of employment by more than 50 miles.

The CIC Plan also provides compensation and benefits to our NEOs during employment following a CIC of the Company. Pursuant to the terms of the CIC Plan, during the two years following a CIC of the Company, an NEO will receive an annual base salary no less than as in effect immediately prior to the CIC. In addition, each NEO will receive an annual bonus no less than the NEO’s target annual incentive as in effect immediately prior to the CIC.

If employment is terminated by the Company without Cause or by such executive officer for Good Reason during the first two years after a CIC, the executive officer will receive: (i) the earned but unpaid base salary due to such executive officer as of the date of termination; (ii) any earned but unpaid annual bonus; (iii) any accrued, unused vacation pay; (iv) a pro-rated target annual bonus due to such executive officer for the portion of the year worked prior to the termination; (v) a lump sum payment equal to two or three times (depending on the officer’s level) the sum of the NEO’s annual base salary and the target annual bonus; and (vi) reimbursement of COBRA continuation coverage premiums for up to 18 months.

For Code Sections 280G and 4999 and excise taxes thereunder, the CIC Plan provides no gross up for such taxes. The CIC Plan provides that the NEO will receive the greater of, on an after-tax basis, the full amount of CIC benefits subject to the excise tax or a reduced amount equal to the maximum amount of CIC benefits that could be paid without triggering the 280G excise tax.

The excise tax amount in the tables below is based on the Company’s estimate of the individual’s liabilities under Code Sections 280G and 4999, assuming the NEO was terminated in connection with a CIC on December 31, 2024.

The Board may amend or terminate the CIC Plan at any time, provided any amendment or termination will not take effect for 12 months following the date of such Board action. The Board may not, prior to a CIC, amend the Plan in a manner adversely affecting any participant’s eligibility to participate in the CIC Plan or payments or benefits thereunder.

If employment terminates for any reason other than for retirement, death or disability during a performance cycle, all performance-based awards are forfeited. If employment terminates due to retirement, death or disability, the payment amount is still determined at the end of the three-year performance cycle and is prorated based on the number of months of active service during the cycle. If employment terminates in connection with a CIC, RSUs are fully accelerated and performance shares have prorated acceleration based on target performance.

Participation in the CIC Plan is subject to various conditions including, but not limited to: (i) agreement to maintain confidence as to participation in the Plan and terms of the Plan, as well as the Company’s business plans and strategies and other information that is not common knowledge, (ii) a general release of liability for any and all claims relating to or arising out of, among other things, the participant’s employment or the termination of employment and (iii) a general non-disparagement agreement.

54

EXECUTIVE COMPENSATION TABLES

The charts below assume a CIC occurred and a termination thereafter occurred on December 31, 2024.

	Potential Payment Upon Termination After Change in Control(1)
	Termination Without Cause or With Good Reason after a CIC	Voluntary Termination	Retirement	Death	Disability	Involuntary Termination With or Without Cause
Dennis P. Vermillion
Chief Executive Officer
Compensation Components
Severance(2)	$6,370,000	$—	$—	$—	$—	$—
Value of Accelerated Equity(3)	$5,540,114	$—	$4,566,421	$4,566,421	$4,566,421	$—
Retiree Medical(4)	$—	$—	$—	$—	$—	$—
Health Benefits(5)	$36,981	$—	$—	$—	$—	$—
Death Benefit(6)	$—	$—	$—	$1,820,000	$—	$—
Supplemental Disability Benefit(7)	$—	$—	$—	$—	$1,160,137	$—
Section 280G Tax Gross-Up	$—	$—	$—	$—	$—	$—

Total	$11,947,095	$—	$4,566,421	$6,386,421	$5,726,558	$—

1.	All scenarios assume termination occurred on December 31, 2024, and a stock price of $36.63, the closing price of Company stock on that date.

2.	Amount equals three times the sum of the executive’s annual base pay and target bonus, plus an amount equal to their prorated target bonus.

3.

Assumes full acceleration of RSUs and prorated acceleration of performance shares and applicable dividend equivalents (granted in 2021, 2022 and 2023) upon termination in connection with a CIC, and also assumes prorated acceleration of performance shares and RSUs in the event of death, disability, and retirement, and assumes all shares are forfeited in the event of voluntary or involuntary termination with cause. Under death, disability, and retirement, achievement of performance goals were assumed to be 100%, although the participant must wait until the end of the performance period to receive his/her prorated amount using the actual performance for the entire measurement period.

4.	Retiree medical benefits are generally available to all employees who meet age and service eligibility requirements.

5.	Payment by the Company for continued health coverage is for 18 months based on 2024 amounts.

6.	The “death benefit” is explained in the CD&A under “Company Self-Funded Death Benefit Plan.” Amount shown is twice the annual base salary and is paid in a lump sum.

7.

The supplemental disability benefit is 60% of base annual pay and is comprised of benefits available from the Avista Supplemental Executive Disability Plan, Long-term Disability Plan, Workers Compensation (if applicable), and Social Security. Amount shown is the present value of the annual disability benefit payable to age 65. Present value was determined by using an interest rate of 6.19% and the Pri-2012 mortality table with modified MP-2021 generational projection for males and females.

	Potential Payment Upon Termination After Change in Control(1)
	Termination Without Cause or With Good Reason after a CIC	Voluntary Termination	Retirement	Death	Disability	Involuntary Termination With or Without Cause
Kevin J. Christie
Senior Vice President, Chief Financial Officer, Treasurer & Regulatory Affairs Officer
Compensation Components
Severance(2)	$1,219,969	$—	$—	$—	$—	$—
Value of Accelerated Equity(3)	$1,099,020	$—	$906,287	$906,287	$906,287	$—
Retiree Medical(4)	$—	$—	$—	$—	$—	$—
Health Benefits(5)	$48,770	$—	$—	$—	$—	$—
Death Benefit(6)	$—	$—	$—	$880,000	$—	$—
Supplemental Disability Benefit(7)	$—	$—	$—	$—	$971,704	$—
Section 280G Tax Gross-Up	$—	$—	$—	$—	$—	$—

Total	$2,367,759	$—	$906,287	$1,786,287	$1,877,991	$—

1.	All scenarios assume termination occurred on December 31, 2024, and a stock price of $36.63, the closing price of Company stock on that date.

2.	Amount equals three times the sum of the executive’s annual base pay and target bonus, plus an amount equal to their prorated target bonus.

3.

Assumes full acceleration of RSUs and prorated acceleration of performance shares and applicable dividends (granted in 2022, 2023 and 2024) upon termination in connection with a CIC, and also assumes prorated acceleration of performance shares and RSUs in the event of death, disability, and retirement, and assumes all shares are forfeited in the event of voluntary or involuntary termination with cause. Under death, disability, and retirement, achievement of performance goals were assumed to be 100%, although the participant must wait until the end of the performance period to receive his/her prorated amount using the actual performance for the entire measurement period.

4.	Retiree medical benefits are generally available to all employees who meet age and service eligibility requirements.

5.	Payment by the Company for continued health coverage is for 18 months based on 2024 amounts.

6.	The “death benefit” is explained in the CD&A under “Company Self-Funded Death Benefit Plan.” Amount shown is twice the annual base salary and is paid in a lump sum.

2025 PROXY STATEMENT	55

EXECUTIVE COMPENSATION TABLES

7.

The supplemental disability benefit is 60% of base annual pay and is comprised of benefits available from the Avista Supplemental Executive Disability Plan, Long-term Disability Plan, Workers Compensation (if applicable), and Social Security. Amount shown is the present value of the annual disability benefit payable to age 65. Present value was determined by using an interest rate of 6.19% and the Pri-2012 mortality table with modified MP-2021 generational projection for males and females.

	Potential Payment Upon Termination After Change in Control(1)
	Termination Without Cause or With Good Reason after a CIC	Voluntary Termination	Retirement	Death	Disability	Involuntary Termination With or Without Cause
Heather L. Rosentrater
President and Chief Operating Officer
Compensation Components
Severance(2)	$2,034,250	$—	$—	$—	$—	$—
Value of Accelerated Equity(3)	$1,228,610	$—	$1,001,828	$1,001,828	$1,001,828	$—
Retiree Medical(4)	$—	$—	$—	$—	$—	$—
Health Benefits(5)	$48,770	$—	$—	$—	$—	$—
Death Benefit(6)	$—	$—	$—	$1,030,000	$—	$—
Supplemental Disability Benefit(7)	$—	$—	$—	$—	$2,039,443	$—
Section 280G Tax Gross-Up	$—	$—	$—	$—	$—	$—

Total	$3,311,630	$—	$1,001,828	$2,031,828	$3,041,271	$—

1.	All scenarios assume termination occurred on December 31, 2024, and a stock price of $36.63, the closing price of Company stock on that date.

2.	Amount equals two times the sum of the executive’s annual base pay and target bonus, plus an amount equal to their prorated target bonus.

3.

Assumes full acceleration of RSUs and prorated acceleration of performance shares and applicable dividends (granted in 2022, 2023 and 2024) upon termination in connection with a CIC, and also assumes prorated acceleration of performance shares and RSUs in the event of death, disability, and retirement, and assumes all shares are forfeited in the event of voluntary or involuntary termination with cause. Under death, disability, and retirement, achievement of performance goals were assumed to be 100%, although the participant must wait until the end of the performance period to receive his/her prorated amount using the actual performance for the entire measurement period.

4.	Retiree medical benefits are generally available to all employees who meet age and service eligibility requirements.

5.	Payment by the Company for continued health coverage is for 18 months based on 2024 amounts.

6.	The “death benefit” is explained in the CD&A under “Company Self-Funded Death Benefit Plan.” Amount shown is twice the annual base salary and is paid in a lump sum.

7.

The supplemental disability benefit is 60% of base annual pay and is comprised of benefits available from the Avista Supplemental Executive Disability Plan, Long-term Disability Plan, Workers Compensation (if applicable), and Social Security. Amount shown is the present value of the annual disability benefit payable to age 65. Present value was determined by using an interest rate of 6.19% and the Pri-2012 mortality table with modified MP-2021 generational projection for males and females.

	Potential Payment Upon Termination After Change in Control(1)
	Termination Without Cause or With Good Reason after a CIC	Voluntary Termination	Retirement	Death	Disability	Involuntary Termination With or Without Cause
Jason R. Thackston
Senior Vice President, Chief Strategy and Clean Energy Officer
Compensation Components
Severance(2)	$1,420,777	$—	$—	$—	$—	$—
Value of Accelerated Equity(3)	$925,007	$—	$767,487	$767,487	$767,487	$—
Retiree Medical(4)	$—	$—	$—	$—	$—	$—
Health Benefits(5)	$48,770	$—	$—	$—	$—	$—
Death Benefit(6)	$—	$—	$—	$810,000	$—	$—
Supplemental Disability Benefit(7)	$—	$—	$—	$—	$973,332	$—
Section 280G Tax Gross-Up	$—	$—	$—	$—	$—	$—

Total	$2,394,554	$—	$767,487	$1,577,487	$1,740,819	$—

1.	All scenarios assume termination occurred on December 31, 2024, and a stock price of $36.63, the closing price of Company stock on that date.

2.	Amount equals two times the sum of the executive’s annual base pay and target bonus, plus an amount equal to their prorated target bonus.

3.

Assumes full acceleration of RSUs and prorated acceleration of performance shares and applicable dividends (granted in 2022, 2023 and 2024) upon termination in connection with a CIC, and also assumes prorated acceleration of performance shares and RSUs in the event of death, disability, and retirement, and assumes all shares are forfeited in the event of voluntary or involuntary termination with cause. Under death, disability, and retirement, achievement of performance goals were assumed to be 100%, although the participant must wait until the end of the performance period to receive his/her prorated amount using the actual performance for the entire measurement period.

4.	Retiree medical benefits are generally available to all employees who meet age and service eligibility requirements.

5.	Payment by the Company for continued health coverage is for 18 months based on 2024 amounts.

6.	The “death benefit” is explained in the CD&A under “Company Self-Funded Death Benefit Plan.” Amount shown is twice the annual base salary and is paid in a lump sum.

56

EXECUTIVE COMPENSATION TABLES

7.

The supplemental disability benefit is 60% of base annual pay and is comprised of benefits available from the Avista Supplemental Executive Disability Plan, Long-term Disability Plan, Workers Compensation (if applicable), and Social Security. Amount shown is the present value of the annual disability benefit payable to age 65. Present value was determined by using an interest rate of 6.19% and the Pri-2012 mortality table with modified MP-2021 generational projection for males and females.

	Potential Payment Upon Termination After Change in Control(1)
	Termination Without Cause or With Good Reason after a CIC	Voluntary Termination	Retirement	Death	Disability	Involuntary Termination With or Without Cause
Greg C. Helser
Senior Vice President, General Counsel & Chief Ethics/Compliance Officer
Compensation Components
Severance(2)	$2,295,000	$—	$—	$—	$—	$—
Value of Accelerated Equity(3)	$680,201	$—	$558,422	$558,422	$558,422	$—
Retiree Medical(4)	$—	$—	$—	$—	$—	$—
Health Benefits(5)	$48,770	$—	$—	$—	$—	$—
Death Benefit(6)	$—	$—	$—	$850,000		$—
Supplemental Disability Benefit(7)	$—	$—	$—	$—	$2,020,402	$—
Section 280G Tax Gross-Up	$—	$—	$—	$—	$—	$—

Total	$3,023,971	$—	$558,422	$1,408,422	$2,578,824	$—

1.	All scenarios assume termination occurred on December 31, 2024, and a stock price of $36.63, the closing price of Company stock on that date.

2.	Amount equals two times the sum of the executive’s annual base pay and target bonus, plus an amount equal to their prorated target bonus.

3.

Assumes full acceleration of RSUs and prorated acceleration of performance shares and applicable dividends (granted in 2022, 2023 and 2024) upon termination in connection with a CIC, and also assumes prorated acceleration of performance shares and RSUs in the event of death, disability, and retirement, and assumes all shares are forfeited in the event of voluntary or involuntary termination with cause. Under death, disability, and retirement, achievement of performance goals were assumed to be 100%, although the participant must wait until the end of the performance period to receive his/her prorated amount using the actual performance for the entire measurement period.

4.	Retiree medical benefits are generally available to all employees who meet age and service eligibility requirements.

5.	Payment by the Company for continued health coverage is for 18 months based on 2024 amounts.

6.	The “death benefit” is explained in the CD&A under “Company Self-Funded Death Benefit Plan.” Amount shown is twice the annual base salary and is paid in a lump sum.

7.

The supplemental disability benefit is 60% of base annual pay and is comprised of benefits available from the Avista Supplemental Executive Disability Plan, Long-term Disability Plan, Workers Compensation (if applicable), and Social Security. Amount shown is the present value of the annual disability benefit payable to age 65. Present value was determined by using an interest rate of 6.19% and the Pri-2012 mortality table with modified MP-2021 generational projection for males and females.

2025 PROXY STATEMENT	57

PROPOSAL 3: AMENDMENT AND RESTATEMENT OF LTIP, INCLUDING AN INCREASE IN AVAILABLE SHARES

Proposal 3: Amendment and Restatement of LTIP, Including an Increase in Available Shares

What are you voting on?	Shareholders are being asked to approve the amendment and restatement of the Company’s Long-Term Incentive Plan (“LTIP”), including an increase in the number of shares available.

Voting Recommendation:	The Board unanimously recommends a vote FOR this proposal and urges beneficial owners, if they are not the record holders, to instruct their brokers or other nominees to vote for Proposal 3.

The primary purpose of the amendment and restatement of the Plan is to increase the shares available under the Plan. Certain other material changes to the Plan have been made as described below.

In 1998, the Board adopted the Plan, which was also approved by the Company’s shareholders at that year’s Annual Meeting. The Company subsequently amended and restated the Plan effective May 12, 2000, January 1, 2005, May 13, 2010, and January 19, 2016. On February 12, 2025, the Board adopted, subject to shareholder approval, an amendment and restatement of the Plan that, among other things, increased the number of shares of the Company’s common stock, no par value (“Common Stock”) reserved for issuance pursuant to the Plan from the current maximum of 6,135,000 shares to 7,715,000 shares. As of March 7, 2025, an aggregate of 1,227,992 shares of Common Stock remained available for award pursuant to the Plan. The Board is requesting shareholders approve an additional 1,580,000 shares for issuance pursuant to the Plan. If approved, the additional 1,580,000 shares plus the remaining 1,227,992 shares will provide 2,807,992 shares available for future awards pursuant to the Plan.

In addition to the increase in the number of shares available pursuant to the Plan, the following material changes are to be made to the Plan by this amendment and restatement:

•	Individuals who serve as consultants or independent contractors to the Company or its subsidiaries will be eligible to receive awards under the Plan;

•	The definitions of “cause” and “good reason” as used in the Plan have been updated to more closely align with standard practices; and

•

Plan provisions regarding the application of the performance-based compensation exception to the Code Section 162(m) limitation on Company tax deductions have been removed, as such exception, which was repealed in 2017, no longer applies to any awards outstanding or that may be granted under the Plan.

The Board believes it is important to the long-term success of the Company to continue to use Common Stock as part of the Company’s overall compensation program. Equity compensation motivates executives to create shareholder value and encourages executives to focus on long-term value creation since equity awards are subject to either vesting or performance conditions and generally provide the greatest value to employees when held for a longer term. To remain competitive without providing equity compensation, the Company would need to replace the Common Stock component of its long-term compensation incentives with other forms of compensation, including cash, which would reduce the alignment of interests between the executives and shareholders and would increase the Company’s cash expense.

The following summary describes the material features of the Plan as it would be amended and restated. This summary of the Plan is not intended to be a complete description of the Plan and is qualified in its entirety by the actual text of the Plan. A copy of the complete Plan, which reflects the amendment and restatement, is included as Appendix A to this proxy statement.

PURPOSE

The Plan is intended to enhance the long-term shareholder value of the Company by offering opportunities to employees, directors and officers of the Company and its subsidiaries to participate in the Company’s growth and success, to encourage them to remain in the service of the Company and its subsidiaries and to acquire and maintain stock ownership in the Company.

58

PROPOSAL 3: AMENDMENT AND RESTATEMENT OF LTIP, INCLUDING AN INCREASE IN AVAILABLE SHARES

ADMINISTRATION

The Plan provides for administration by the Board or a Committee, consisting of two or more Board members, appointed by the Board. The Board has delegated the authority to administer the Plan to the Compensation Committee. Each member of the Compensation Committee administering the Plan is (a) a “nonemployee director” within the meaning of Rule 16b-3 of the Exchange Act, as amended; and (b) an “independent director” within the meaning of the New York Stock Exchange listing requirements.

The terms and conditions of each award will be determined by the Compensation Committee, in its discretion, and may differ from award to award. Subject to the terms and conditions of the Plan, the Compensation Committee has the exclusive authority to determine all matters relating to awards or necessary or advisable in the administration of the Plan, including, but not limited to: (a) interpreting the Plan; (b) determining all matters relating to awards pursuant to the Plan, including the selection of individuals to be granted awards, the type of awards, the number of shares of Common Stock subject to an award, and all terms, conditions, restrictions and limitations, if any, on any awards; (c) adopting and amending rules and regulations relating to the Plan; and (d) making all other determinations necessary or advisable for the administration of the Plan.

The Plan provides that the Company’s senior executive officers, if authorized by the Board and consistent with applicable law, may grant Plan awards to designated classes of employees within limits set by the Board.

ELIGIBILITY

The Plan permits grants to officers, directors and employees of and individual consultants and independent contractors to the Company and its subsidiaries, as selected by the Compensation Committee.

As of March 7, 2025, there were 18 officers, including subsidiary officers, 32 directors, and approximately 5 employees, individual consultants and independent contractors potentially eligible to receive grants under the Plan.

SHARES AVAILABLE

The Plan, as amended and restated, permits the award of an aggregate of 7,715,000 shares, which consists of 6,135,000 shares previously authorized plus 1,580,000 shares for which approval is sought by this proposal. As described above, only 1,227,992 of the previously authorized 6,135,000 shares remain available for awards. Shares issued pursuant to the Plan will be drawn from authorized and unissued shares, shares held or subsequently acquired by the Company or shares purchased on the open market. Any shares of Common Stock subject to an award that cease to be subject to the award (other than by reason of exercise or payment of the award to the extent it is exercised for or settled in shares or by reason of use of such shares to pay taxes with respect to such award) will become available again for future awards pursuant to the Plan.

Award Limits

Subject to adjustment as provided in the Plan, the Plan prohibits: (i) the award of more than an aggregate of 80,000 shares of Common Stock as incentive stock options (“ISOs”); and (ii) awards of Common Stock to non-employee directors in excess of $750,000 in any given year.

Adjustments

If a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend or other change in the Company’s corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Compensation Committee shall proportionally adjust (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities that may be awarded to any individual participant; and (iii) the number and kind of securities subject to any outstanding award and the per share price of the securities, without any change in the aggregate price. In addition, subject to the Plan terms relating to a Change of Control described below, the Compensation Committee has the discretion to take any further action with respect to outstanding awards as it deems necessary, advisable, fair, and equitable to participants at any time before a sale, merger, consolidation, reorganization, liquidation or other corporate transaction (as defined by the Compensation Committee).

2025 PROXY STATEMENT	59

PROPOSAL 3: AMENDMENT AND RESTATEMENT OF LTIP, INCLUDING AN INCREASE IN AVAILABLE SHARES

TYPES OF AWARDS

The Plan permits the Compensation Committee to grant performance awards, restricted stock units, stock awards, other stock-based awards, stock options, stock appreciation rights and dividend equivalent rights. Awards may be granted either alone or in addition to, or in tandem with, any other type of award.

Performance Awards

The Plan permits the Compensation Committee to grant performance awards and establish performance periods and performance objectives. Performance objectives may include, but are not limited to, earnings, earnings per share, profits, profit growth, profit-related return ratios, cost management, dividend payout ratios, economic value added, cash flow or total shareholder return. The Compensation Committee may measure performance in absolute terms or relative to comparison companies. The extent to which the Company achieves its performance objectives during the applicable performance period will determine the extent to which the performance award vests and is settled. Performance awards may be denominated in cash, shares of Common Stock, or a combination of cash and shares. Payment of earned performance awards will be in cash, shares of Common Stock, options or some combination thereof, as determined by the Compensation Committee.

The Compensation Committee may adjust the performance objectives and measurements applicable to performance awards to include or exclude the effect of changes in tax laws, accounting principles, or other laws and the impact of extraordinary or unusual items, events or circumstances. Adjustments that reduce the amount payable are permitted if and to the extent the Compensation Committee deems appropriate.

In the award agreement evidencing a performance award, the Compensation Committee will set forth whether the award will be payable and the terms and conditions of such payment in the event a participant ceases to be employed by the Company or any subsidiary of the Company prior to the end of the applicable performance period. If the award agreement does not specify the treatment of the underlying award in the event of a participant’s termination of employment prior to the end of a performance period, the following provisions will apply: (a) if the participant ceases employment as a result of retirement, early retirement, disability or death, the participant will receive payment of outstanding performance awards at the end of the applicable performance period based on the Company’s performance against pre-determined performance objectives and prorated for the portion of the performance period during which the participant was employed; and (b) if the participant ceases employment during a performance period for any other reason, the participant will not be entitled to any payment with respect to the performance award relating to that performance period, unless the Compensation Committee determines otherwise.

Stock Awards and Other Stock-Based Awards

The Plan permits the Compensation Committee to grant stock awards (including restricted stock) to participants on terms and conditions and subject to restrictions, if any, the Compensation Committee may determine. The Plan also permits the Compensation Committee to grant any other stock-based awards (including restricted stock units) consistent with the purpose of the Plan. Restrictions may be based on continuous service with the Company or performance goals as described above. The Compensation Committee may waive any conditions, restrictions or forfeiture provisions with respect to restricted stock awards. After termination of service with the Company or any subsidiary of the Company, a participant will be able to retain his or her stock awards and other stock-based awards for the time period, if any, and on the terms and conditions determined by the Compensation Committee.

Stock Options

Stock options entitle the holder to purchase a specified number of shares of Common Stock at a specified price, called the exercise price, subject to the terms and conditions of the option grant. The Compensation Committee may grant ISOs and nonqualified stock options. ISOs may be granted only to employees. All stock options must have an exercise price of not less than 100% of the fair market value of the underlying shares of Common Stock on the grant date. An optionee may pay the exercise price in cash, check, or, unless the Compensation Committee determines otherwise, by a combination of cash, check, shares of Common Stock. Unless the Compensation Committee provides otherwise or in certain limited cases with respect to ISOs, the option term shall be ten years from the grant date. Each option will vest and become exercisable at such time or times as determined by the Compensation Committee and the Compensation Committee may waive or modify the vesting schedule at any time. If the vesting schedule is not set forth in the option agreement, an option will become exercisable in four equal annual installments beginning one year after the grant date. An option will vest in full if the optionee’s services are terminated as a result of death or disability.

60

PROPOSAL 3: AMENDMENT AND RESTATEMENT OF LTIP, INCLUDING AN INCREASE IN AVAILABLE SHARES

After termination of service with the Company or any subsidiary of the Company, a participant will be able to exercise his or her vested nonqualified options for the time period, if any, and on the terms and conditions determined by the Compensation Committee. Nonqualified options are generally exercisable for one year after termination of services as a result of retirement, early retirement, disability or death, and for three months after all other terminations, but in no event after the expiration of the option term. Incentive stock options must be exercised within three months after termination of service for reasons other than death, except that, in the case of termination of employment due to total disability, ISOs must be exercised within one year of termination, but in no event after the expiration of the option term. All options generally terminate automatically if the optionee’s services are terminated for cause, as that term is defined in the Plan and all unvested options are forfeited upon termination of the optionee’s services, unless the Compensation Committee determines otherwise.

Stock Appreciation Rights

Each stock appreciation right (“SAR”) granted pursuant to the Plan will entitle the holder upon the exercise of the SAR to receive the excess of the fair market value of one share of Common Stock on the exercise date over the SAR exercise price. SARs may be granted on a stand-alone basis or in tandem with an option. The Compensation Committee may impose any conditions or restrictions on the exercise of a standalone SAR as it deems appropriate, except the exercise price of stand-alone SARs may not be less than 100% of the fair market value of the Common Stock on the grant date, and the SAR term, unless the Compensation Committee determines otherwise, will be ten years from the grant date. A SAR granted in tandem with an option will have an exercise price equal to the exercise price of the related option and will have the same terms and conditions as the related option. The related option terminates upon exercise of the tandem SARs. Payment upon the exercise of a SAR will be in shares of Common Stock, cash, or any combination of shares and cash the Compensation Committee determines. Unless the Compensation Committee provides otherwise, the vesting provisions and exercise restrictions that apply upon termination of service for options apply equally, to the extent applicable, to SARs.

Dividend Equivalent Rights

Any awards granted pursuant to the Plan may, in the Compensation Committee’s discretion, earn dividend equivalent rights that entitle the holder to an amount equal to the cash or stock dividends or other distributions that would have been paid on the shares of Common Stock covered by such award had such shares been issued and outstanding on the dividend record date. The Compensation Committee may establish rules and procedures governing the crediting, timing, form of payment and payment contingencies of dividend equivalent rights as it deems necessary or appropriate.

CHANGE OF CONTROL

Unless otherwise provided in a participant’s award agreement, upon a Change of Control (as defined in the Plan), restrictions on stock awards and other stock-based awards lapse, all options and SARs vest, and performance goals will be deemed to be achieved at the higher of actual performance through the date of the Change of Control or the target level, unless the award is assumed or replaced with a comparable award relating to shares of the successor corporation. The treatment of any other then-outstanding awards upon a Change of Control will be determined in accordance with the terms of the applicable award agreement. If a participant is terminated without cause or voluntarily terminates with good reason within three years following a Change of Control, any awards that were assumed or replaced in the change of control will become fully vested and exercisable and free of restrictions.

TRANSFERABILITY

Unless the Compensation Committee determines otherwise, Plan awards may not be assigned or transferred other than by will or by the applicable laws of descent and distribution.

AMENDMENT AND TERMINATION

Subject to certain exceptions, the Board has the authority to amend, suspend or terminate the Plan at any time provided (a) any amendment to the Plan will not become effective until approved by the Company’s shareholders if shareholder approval is required to comply with any applicable law, rule or regulation and (b) no amendment or termination shall impair or diminish a participant’s rights with respect to any outstanding award without the participant’s consent. The Plan does not have a fixed expiration date.

2025 PROXY STATEMENT	61

PROPOSAL 3: AMENDMENT AND RESTATEMENT OF LTIP, INCLUDING AN INCREASE IN AVAILABLE SHARES

For ISO purposes, the amendment and restatement of the Plan constitutes a new plan for ISO purposes, which means that if shareholders approve the amendment and restatement, ISOs may be granted within ten years from the earlier of the date that the amendment and restatement is adopted by the Board or the date it is approved by shareholders.

U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary, as of the date of this proxy statement, of the federal income tax consequences to participants who may receive awards pursuant to the Plan and to the Company arising out of the granting, vesting and settlement of awards pursuant to the Plan. This summary is intended for the information of shareholders considering how to vote at the Annual Meeting and not as tax guidance or advice to Plan participants, as tax consequences may vary with the award types, the identity of the participants, the terms and conditions associated with a particular award, and the payment or settlement method. The summary does not address the effects of other federal taxes or taxes imposed by state, local, or foreign tax laws. Each participant is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the Plan.

Performance Awards

With respect to performance awards that do not require the delivery of shares of Common Stock at the time of grant, the grant of such performance awards will not cause a participant to recognize ordinary income or entitle the Company to a deduction for federal tax purposes if such award is subject to a substantial risk of forfeiture. Following vesting of such a performance award, the participant will have ordinary income at the time of settlement of the award in the amount of cash or the value of property delivered in settlement of such award and the Company will be entitled to a corresponding deduction in an amount equal to the ordinary income recognized by the participant. With respect to performance awards that do require the delivery of shares of Common Stock at the time of grant (such as an award of performance shares), the federal income tax consequences with respect to such award is the same as with respect to awards of restricted stock, discussed immediately below. As regards the Company’s deduction for any type of performance award, such deduction may be limited by Code Section 162(m), which limits the Company’s deduction on compensation paid to “covered employees” during a taxable year to $1,000,000.

Stock Awards

The federal income tax consequences with respect to awards of Common Stock, including restricted stock, depend on the facts and circumstances of each award, including the nature of any restrictions imposed with respect to the awards. In general, if stock awards granted to a participant are subject to a “substantial risk of forfeiture” (e.g., the awards are conditioned upon the future performance of substantial services by the participant or the attainment of specified performance goals) and are nontransferable for federal tax purposes, a taxable event occurs when the substantial risk of forfeiture lapses or the award become transferable, if earlier. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the award on such date over the amount, if any, the participant paid for such award and the Company will be entitled to a corresponding deduction in an amount equal to the ordinary income recognized by the participant. Under certain circumstances, a participant may elect pursuant to Code Section 83(b) to accelerate federal income tax recognition with respect to stock awards that are subject to a substantial risk of forfeiture and are nontransferable for federal tax purposes, in which event the participant will recognize ordinary income at the time of grant in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, the participant paid for such award and the Company will be entitled to a corresponding deduction in an amount equal to the ordinary income recognized by the participant. If a stock award granted to a participant is not subject to a substantial risk of forfeiture or is transferable for federal tax purposes, the participant will recognize ordinary income at the time of grant to the extent of the excess of the fair market value of the shares at such time over the amount, if any, the participant paid for such award and the Company will be entitled to a corresponding deduction in an amount equal to the ordinary income recognized by the participant. In each case described above, the Company’s deduction may be limited by Code Section 162(m). Upon disposition of any shares acquired through stock awards, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Other Stock-Based Awards

The grant of other stock-based awards, including restricted stock units, will not cause a participant to recognize ordinary income or entitle the Company to a deduction for federal tax purposes if such award is subject to a substantial risk of forfeiture. Following vesting of the award, the participant will have ordinary income at the time of settlement of the award in the amount of cash or the

62

PROPOSAL 3: AMENDMENT AND RESTATEMENT OF LTIP, INCLUDING AN INCREASE IN AVAILABLE SHARES

value of property delivered in settlement of such award and the Company will be entitled to a corresponding deduction in an amount equal to the ordinary income recognized by the participant. The Company’s deduction may be limited by Code Section 162(m).

Nonqualified Stock Options

The grant and vesting of a nonqualified option will not cause a participant to recognize ordinary income or entitle the Company to a deduction for federal income tax purposes. Upon the participant’s exercise of a nonqualified option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of a share on the exercise date over the exercise price of such option, multiplied by the number of shares exercised, and the Company will be entitled to a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming such deduction is not limited by Code Section 162(m). If restrictions regarding forfeiture and transferability apply to the shares upon exercise, the time of recognition of ordinary income and the amount thereof, and the availability of a tax deduction to the Company, generally will be determined when the restrictions cease to apply (see the tax consequences regarding Stock Awards above). Upon disposition of the shares acquired by exercise of the option, the optionee will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Incentive Stock Options

In general, none of the grant, vesting or exercise of an ISO will cause the recognition of ordinary income by the participant, provided the participant does not dispose of the underlying shares until the later of two years from the grant date of the ISO or one year after the exercise date. The amount by which the fair market value of the shares at the time of exercise exceeds the exercise price is includable in the participant’s tax base upon which an “alternative minimum tax” may be imposed. In general, none of the grant, vesting or exercise of an ISO will produce a tax deduction for the Company.

If the optionee holds the stock received upon exercise of an ISO for at least two years from the grant date of the ISO and one year from the exercise date, the gain or loss on the sale, based upon the difference between the amount realized and the exercise price, will constitute long-term capital gain or loss. If the optionee sells the stock received upon exercise prior to the expiration of such periods (a “disqualifying disposition”), the optionee will recognize ordinary income in the year of the disqualifying disposition equal to the excess of the fair market value of such stock on the exercise date over the exercise price (or, if less, the excess of the amount realized upon disposition over the exercise price). The excess, if any, of the sale price over the fair market value on the exercise date will be capital gain.

The Company is not entitled to a tax deduction as a result of the grant, vesting or exercise of an ISO. If the optionee recognizes ordinary income as a result of a disqualifying disposition, the Company is entitled to a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming a deduction is not limited by Code Section 162(m).

Stock Appreciation Rights

The grant or vesting of an SAR will not cause a participant to recognize ordinary income or entitle the Company to a deduction for federal income tax purposes. Upon the exercise of an SAR, the participant will recognize ordinary income in the amount of the cash or value of shares payable to the participant (before reduction for any withholding taxes), and the Company will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming such deduction is not limited by Code Section 162(m). Upon disposition of any shares acquired by exercise of a stock appreciation right, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.

Dividend Equivalent Rights

The grant of dividend equivalent rights will not cause a participant to recognize ordinary income or entitle the Company to a deduction for federal tax purposes if such award is subject to a substantial risk of forfeiture. Following vesting of the dividend equivalent right, the participant will have ordinary income at the time of settlement of the award in the amount of cash or the value of property delivered in settlement of such dividend equivalent right and the Company will be entitled to a corresponding deduction in an amount equal to the ordinary income recognized by the participant. The Company’s deduction may be limited by Code Section 162(m).

2025 PROXY STATEMENT	63

PROPOSAL 3: AMENDMENT AND RESTATEMENT OF LTIP, INCLUDING AN INCREASE IN AVAILABLE SHARES

WITHHOLDING OBLIGATIONS

The Company may require a participant to pay to the Company an amount necessary for the Company to satisfy its federal, state or local tax withholding obligations with respect to awards granted pursuant to the Plan. As permitted by applicable law, the Company may withhold from other amounts payable to a participant an amount necessary to satisfy these obligations, and the Compensation Committee may permit a participant to satisfy the Company’s withholding obligation by paying cash, by electing to have the Company withhold shares of Common Stock or by transferring shares of Common Stock to the Company in an amount equal to the tax obligation.

SECTION 409A OF THE CODE

The Compensation Committee intends that each award granted under the Plan either complies with or is exempt from the applicable requirements of Code Section 409A but makes no guarantee or representation that such will be the case. If an award constitutes deferred compensation under Code Section 409A and fails to comply with the requirements of Code Section 409A, at the time the award becomes vested the award may be subject to ordinary income tax, an additional 20% tax, plus a penalty interest rate.

SECTION 162(M) OF THE CODE

Pursuant to Code Section 162(m), the annual compensation paid to certain executive officers is not deductible to the extent it exceeds $1 million.

NEW PLAN BENEFITS

Because all awards are within the discretion of the Compensation Committee, future awards, as well as the number of employees to whom awards may be granted, are not currently determinable. As of March 7, 2025, the market value of the shares underlying Plan awards was $39.70 per share.

The Board recommends a vote “FOR” the amendment and restatement of LTIP, including an increase in available shares.

64

PROPOSAL 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal 4: Advisory Vote on Executive Compensation

What are you voting on?	Shareholders are being asked to approve, on an advisory basis, the compensation of the Company’s NEOs.

Voting Recommendation:	The Board unanimously recommends a vote FOR this proposal and urges beneficial owners, if they are not the record holders, to instruct their brokers or other nominees to vote for Proposal 4.

As required by Section 14A of the Exchange Act, the Board is submitting a separate resolution, to be voted on by shareholders in a non-binding vote, approving, on an advisory basis, the Company’s executive compensation.

The text of the resolution in respect of this Proposal 4 is as follows:

“Resolved, that the shareholders approve, on an advisory basis, the compensation of the Company’s NEOs as disclosed in the Company’s proxy statement, pursuant to the compensation disclosure rules of the SEC, under the “CD&A,” “Executive Compensation Tables” and the related narrative disclosure.”

The Board recommends a vote for this resolution. As described in this proxy statement under the CD&A, the Company’s compensation program is designed to focus Company executives on the achievement of specific annual, long-term and strategic goals set by the Company. The goals are structured to align executives’ interests with those of shareholders by rewarding performance that maintains and improves shareholder value. The following features of the compensation structure reflect this approach:

•	Executive compensation programs have both short- and long-term components.

•	Annual cash incentive components focus on both the actual results and the sustainability and quality of those results.

•	The total compensation program does not provide for guaranteed bonuses and has multiple performance measures.

•

The Company has a recoupment policy that authorizes the Board to recover incentive payouts based on performance results that are subsequently revised or restated to levels that would have produced payouts lower than the original incentive plan payouts. The recoupment policy includes up to three years of incentive compensation if an officer engages in detrimental conduct.

•	The CIC Plan, effective January 1, 2020, replaced individual CIC agreements for current officers who had such agreements and the tax gross-up provision was removed.

The Board believes the Company’s current executive compensation program properly focuses our executives on the achievement of specific annual, long-term and strategic goals. The Board also believes the Company’s executive compensation program properly aligns the executives’ interests with those of shareholders.

Shareholders are urged to read the CD&A section of this proxy statement, which discusses in greater detail how the Company’s compensation program implements the specific goals set by the Company.

The Board recommends a vote “FOR” the approval, on an advisory basis, of the compensation of the Company’s NEOs.

Although the advisory vote on Proposal 4 is non-binding, the Board and the Compensation Committee will review the results of the vote and, consistent with our record of shareholder engagement, are expected to take the outcome of the vote into consideration, along with other relevant factors, in determining future executive compensation and the frequency of such advisory votes.

2025 PROXY STATEMENT	65

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table shows the number of shares of common stock of the Company held beneficially, as of March 7, 2025, by (i) each director and nominee, (ii) each of our NEOs in the Summary Compensation Table, (iii) all current directors and executive officers as a group and (iv) each person who is known to the Company to be the beneficial owner of more than 5% of our common stock. No director or executive officer owns in excess of 1% of the stock of any indirect subsidiaries of the Company. None of the directors or NEOs has pledged Company common stock as security. As of March 7, 2025, there were 80,289,267 shares of common stock outstanding.

Beneficial ownership, as shown below under the heading “Shares Beneficially Owned,” was determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon the exercise of an option or warrant or the vesting of an equity award) within 60 days of the date as of which the information is provided. Shares shown under the heading “Other” are not considered beneficially owned in accordance with Rule 13d-3 but are considered by the Company in determining whether an individual has met the Company’s share ownership guidelines. In computing the percentage ownership of any person, the number of shares is deemed to include the number of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the table may not necessarily reflect the person’s actual voting power at any particular date.

To our knowledge, except as indicated in footnotes to the table, the persons named in the table have sole voting and investment power for all shares of common stock shown as beneficially owned by them.

66

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Name	Shares Beneficially Owned			Other		Total	Percent of Class
	Direct	Indirect		Deferred Shares(1)	RSUs Not Yet Vested(2)

Directors and NEOs

Julie A. Bentz	9,947					9,947	*

Donald C. Burke	29,181					29,181	*

Kevin J. Christie	26,965	3,426	(3)		13,587	43,978	*

Gregory C. Hesler	11,996				9,756	21,752	*

Kevin B. Jacobsen	9,012					9,012	*

Rebecca A. Klein	23,410					23,410	*

Sena M. Kwawu	11,554					11,554	*

Scott H. Maw	26,524					26,524	*

Scott L. Morris	112,348					112,348	*

Jeffry L. Philipps	14,072					14,072	*

Heather L. Rosentrater	28,991	695	(5)		28,820	58,506	*

Heidi B. Stanley	24,422	9,248	(4)			33,670	*

Jason R. Thackston	31,249				10,192	41,441	*

Dennis P. Vermillion	157,034	121	(3)		23,527	180,682	*

Janet D. Widmann	23,323					23,323	*

All directors and executive officers as a group, including those listed above (22 individuals)	590,903	21,561		3,689	141,703	757,856	*

5% Beneficial Owners

BlackRock, Inc.(6)	15,432,248					15,432,248	19.28%

The Vanguard Group, Inc.(7)	10,260,857					10,260,857	12.82%

State Street Corporation(8)	4,972,982					4,972,982	6.21%

*	Represents less than 1% of the shares outstanding.

1.	Shares deferred under the EDC Plan or under the former Non-Employee Director Stock Plan.

2.

Time-based RSUs granted to executive officers but not yet vested. RSUs vest in three equal annual increments, provided the officer remains employed by the Company. If the employment of an executive officer terminates, all unvested shares are forfeited.

3.	Shares held in the Company’s 401(k) plan.

4.	Shares held by Empire Bolt in a profit-sharing plan not administered by the Company.

5.	Shares held by Ms. Rosentrater’s spouse, Eric Rosentrater.

6.

As shown on Schedule 13F-HR filed with the SEC on February 7, 2025, by BlackRock, Inc., a parent holding company, the beneficial owner has sole voting power over 15,259,848 shares, with an aggregate amount beneficially owned by each reporting person is 15,432,248 shares. The mailing address of the beneficial owner is 50 Hudson Yards, New York, New York 10001.

7.

As shown on Schedule 13F-HR filed with the SEC on February 11, 2025, Vanguard has shared voting power over 85,551 shares, with an aggregate amount beneficially owned by each reporting person is 10,260,857. The address of the beneficial owner is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

8.

As shown on Schedule 13F-HR filed with the SEC on February 15, 2025, State Street Corporation (“State Street”) has sole voting power over 4,635,481 shares, with an aggregate number of shares beneficially owned of 4,972,982 shares. The mailing address is State Street Financial Center, 1 Congress Street, Suite 1, Boston, Massachusetts 02114-2016.

2025 PROXY STATEMENT	67

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Exchange Act requires executive officers, directors and holders of more than 10% of the Company’s common stock file reports of their ownership and changes in their ownership of the Company equity securities with the SEC. Based solely on a review of Forms 3, 4 and 5 furnished to the Company and written representations from certain insiders that no other reports were required, the Company believes all Section 16 filing requirements applicable to these persons were completed in a timely manner.

Annual Report and Financial Statements

A copy of the Company’s 2024 Annual Report, which contains the Company’s audited financial statements, accompanies this proxy statement. Our Annual Report and this proxy statement are also posted on our web site at https://investor.avistacorp.com. This Annual Report includes our 2024 Annual Report on Form 10-K filed with the SEC (without exhibits). If you have not received or do not have access to the Annual Report, call our Investor Relations department at (509) 495-4203, and we will send a copy (without exhibits) to you without charge; or send a written request to Avista, Attn: Investor Relations Department, 1411 E. Mission Ave., Spokane, Washington 99202.

Householding

The Company understands that, if two or more beneficial owners of our common stock share the same address, the brokerage firm or other intermediary through which these shares are held may, unless contrary instructions are received from any such beneficial owner, deliver a single copy of the proxy statement, annual report and related proxy soliciting materials for all beneficial owners at that address. This procedure is called “householding.” Beneficial owners of common stock who currently receive multiple copies of the proxy statement, annual report and other proxy soliciting materials and would prefer “householding” should contact their broker. Beneficial owners subject to “householding” who would prefer to receive separate copies of the proxy soliciting materials for each beneficial owner at their address should contact their broker and revoke their consent to “householding.” Alternatively, beneficial owners may request a separate set of the proxy soliciting materials from the Company in writing sent to Avista, Investor Relations, 1411 E. Mission Avenue, Spokane, WA 99202 or by telephone at (509)-495-4203.

The Company and its transfer agent do not engage in “householding” for registered holders of common stock.

Other Business

The Board does not intend to present any business at the meeting other than as set forth in the accompanying Notice of Annual Meeting and has no present knowledge that others intend to present business at the meeting. If, however, other matters requiring the vote of the shareholders properly come before the meeting or any adjournment(s) thereof, the individuals named in the proxy card will have discretionary authority to vote the proxies held by them in accordance with their judgment as to such matters.

68

ADDITIONAL INFORMATION

Additional Information

About the Annual Meeting

As noted in the Notice of Annual Meeting of Shareholders, the Annual Meeting will be held “virtually,” solely by live webcast.

Why am I receiving these materials and who is soliciting my vote?

In conjunction with the 2025 Annual Meeting, the Board of Directors provided these materials to you, either over the internet or via mail. The Company, on behalf of the Board of Directors, is soliciting your proxy to vote your shares at the 2025 Annual Meeting or at any adjournment or postponement thereof. We solicit proxies to give shareholders of record an opportunity to vote on matters presented at the Annual Meeting. In the proxy statement, you will find information on these matters, which is provided to assist you in voting your shares.

What is the purpose of the meeting?

The meeting will be the Company’s regular Annual Meeting. You will be voting on the following matters at the Annual Meeting:

(1)	Election of eleven directors.

(2)	Ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for 2025.

(3)	Approve the amendment and restatement of the Company’s long-term incentive plan.

(4)	Advisory (non-binding) vote on executive compensation.

(5)	Transaction of other business that may come before the meeting or any adjournment or postponement thereof.

 How does the Board recommend I vote?

The Board recommends a vote:

Proposal 1:  For the election of eleven directors.

Proposal 2:  For ratification of the appointment of Deloitte as the Company’s independent registered public

        accounting firm for 2025.

Proposal 3:  For the amendment and restatement of the long-term incentive plan, including an increase in

        available shares.

Proposal 4:  For the advisory (non-binding) vote on executive compensation.

Who is entitled to vote at the Annual Meeting?

The Company’s common stock is the only class of securities with general voting rights. The Board has set March 7, 2025, as the record date for the Annual Meeting (the “Record Date”). Only shareholders who own common stock at the close of business on the Record Date may attend and vote at the Annual Meeting.

What are the voting rights of holders of common stock?

Each share of common stock is entitled to one vote. There is no cumulative voting. At the close of business on the Record Date, 80,289,267 shares of common stock were outstanding and entitled to vote.

How many shares must be present to hold the Annual Meeting?

Under Washington law, action may be taken on matters submitted to shareholders only if a quorum is present. The presence at the virtual meeting of holders of a majority of the shares of common stock outstanding as of the Record Date or their proxies will constitute a quorum. Shares represented by proxy are deemed present for quorum purposes even if abstention is instructed or if no instructions are given. Subject to certain statutory exceptions, once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting.

2025 PROXY STATEMENT	69

ADDITIONAL INFORMATION

How do I vote shares registered in my name?

If you hold shares registered in your name on the Record Date, then you, as the registered holder of those shares, may vote those shares:

Before the Annual Meeting:

•	By completing, dating and signing your proxy card and returning it to the Company by mail in the envelope provided; or

•	By telephone or through the internet, following the instructions on your proxy card.

During the Annual Meeting:

•	By following the instructions on the website for the meeting—be sure to have your 16-digit control number available.

How do I vote shares held through a broker, bank or other nominee?

If you are the beneficial owner of shares held through a broker, bank or other nominee, then you are not a record holder of these shares and may vote them only by instructing the registered holder how to vote them.

You should follow the voting instructions given to you by the broker, bank or other nominee that holds your shares. Generally, you will be able to give your voting instructions by mail, by telephone or through the internet.

The Company’s common stock is listed on the NYSE. Under NYSE rules, brokerage firms, banks and other nominees that are members of the NYSE generally have the authority to vote shares when their customers do not give voting instructions. However, NYSE rules prohibit member organizations from voting on certain types of matters without specific instructions from the beneficial owners—if a beneficial owner does not give instructions on such a matter, the member organization cannot vote on that matter. This is called a “broker non-vote.” Matters on which NYSE member organizations may not vote without instructions include the election of directors, matters relating to executive compensation and matters relating to certain corporate governance issues. For Avista, this means that NYSE member organizations may not vote on Proposals 1, 3 and 4 unless you have given instructions on how to vote. Please be sure to give specific voting instructions to any broker, bank, or other financial institution that holds your shares so your shares can be voted.

How do I vote shares held through an employee plan?

If you are the beneficial owner of shares through participation in the Company’s 401(k) plan, then you are not the record holder of these shares and may vote them only by instructing the plan trustee or agent how to vote them.

You should follow the voting instructions given to you by the trustee or agent for the 401(k) plan. Generally, you will be able to give your voting instructions by mail, by telephone or through the internet.

How can I revoke my proxy or change my vote after returning my proxy card or giving voting instructions?

If you were a registered holder as of the Record Date and returned a proxy card, you may revoke your proxy or change your vote at any time before it is exercised at the Annual Meeting by giving written notice to the Corporate Secretary of the Company. You may also change your vote by timely delivering a later-dated proxy or a later-dated vote by telephone or through the internet.

If you were not a registered holder as of the Record Date and wish to change or revoke your voting instructions, you should follow the instructions given to you by your broker, bank or other financial institution that holds your shares.

70

ADDITIONAL INFORMATION

How many votes are required to elect directors and approve the other proposals?

Proposal 1—for the election of directors, a nominee will be elected if the number of votes cast “for” exceeds the number of votes cast “against.” Brokers may not vote on this proposal without instructions from the beneficial owner. Abstentions or broker non-votes of any shares will have no effect on the election of a nominee since those shares will not be voted either “for” or “against” that nominee. Likewise, if you are the registered holder (and not a broker) of the shares and sign but give no instructions on the proxy card for a nominee, the shares represented by that proxy card will not be voted either “for” or “against” that nominee and will have no effect on his or her election. Shareholders may not cumulate votes in the election of directors. If an incumbent director does not receive a majority of votes cast for his/her re-election in an uncontested election, he/she would continue to serve a term that would terminate on the date that is the earliest of: (i) the date of the commencement of the term of a new director selected by the Board to fill the office held by such director, (ii) the effective date of the resignation of such director, or (iii) December 31, 2025.

Proposal 2—the proposal for ratifying the appointment of the firm of Deloitte as the independent registered public accounting firm of the Company for 2025, will be approved if the number of votes cast “for” exceeds the number of votes cast “against.” Brokers may vote on this proposal without instructions from the beneficial owner. Abstentions of any shares will have no impact on the outcome of this proposal since those shares will not be voted at all. If you are the registered holder of the shares and sign but give no instructions on the proxy card for this proposal, the shares represented by that proxy card will be voted for this proposal.

Proposal 3—the proposal for amending and restating the LTIP, including an increase in available shares, will be approved if the number of votes cast “for” exceeds the number of votes cast “against.” Brokers may not vote on this proposal without instructions from the beneficial owner. Abstentions and broker non-votes with respect to any shares will have no impact on the outcome of this proposal since those shares will not be voted at all. If you are the registered holder of the shares (and not a broker) and sign but give no instructions on the proxy card with respect to this proposal, the shares represented by that proxy card will be voted for this proposal.

Proposal 4—the advisory (non-binding) vote on executive compensation will be approved if the number of votes cast “for” exceeds the number of votes cast “against.” Brokers may not vote on this proposal without instructions from the beneficial owner. Abstentions and broker non-votes of any shares will have no impact on this proposal since those shares will not be voted at all. If you are the registered holder of the shares (and not a broker) and sign but give no instructions on the proxy card for this proposal, the shares represented by that proxy card will be voted for this proposal.

Who pays for the proxy solicitation and how will the Company solicit votes?

The expense of soliciting proxies will be borne by the Company. Proxies will be solicited by the Company primarily by mail but may also be solicited personally and by telephone at nominal expense to the Company by directors, officers, and regular employees of the Company. In addition, the Company engaged D.F. King & Co., Inc. at a cost of $8,500 plus out-of-pocket expenses, to solicit proxies in the same manner. The Company will also request banks, brokerage houses, custodians, nominees, and other record holders of the Company’s common stock to forward copies of the proxy soliciting materials and the Company’s 2024 Annual Report to the beneficial owners of such stock, and the Company will reimburse such record holders for their expenses in connection therewith.

Who can I contact if I have questions or need assistance in voting my shares?

If you have any questions about the proxy voting process, please contact the broker, bank or other financial institution where you hold your shares. You may also contact our Investor Relations Department at (509) 495-4203. Additionally, the SEC has a website (www.sec.gov/spotlight/proxymatters.shtml) with more information about your rights as a shareholder.

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2026 ANNUAL MEETING INFORMATION

2026 Annual Meeting Information

General

The 2026 Annual Meeting is currently scheduled for Thursday, May 14, 2026. Matters to be brought before that meeting by shareholders are subject to the requirements described below.

The date of the 2026 Annual Meeting is subject to change. Any such change, and any resulting change in the dates referred to below, would be specified by the Company in a report filed with the SEC. In addition, any change in the dates referred to below resulting from a change in SEC rules or the Company’s Bylaws would be similarly reported by the Company.

Notice of Nominations and Other Business to Be Presented at Annual Meeting

Notice of nominations of directors and other business to be presented by a shareholder at the 2026 Annual Meeting must be delivered to the Company as follows:

•

Written notice of a shareholder’s intent to nominate a person for election as a director at the 2026 Annual Meeting must be delivered to the principal executive offices of the Company to the attention of the Corporate Secretary on or before February 7, 2026, but not before November 7, 2025, provided, however, that if the shareholder is requesting that the nominee be included in management’s proxy soliciting materials, this notice must be delivered no later than December 8, 2025; and

•

Written notice of a shareholder’s intent to propose other business to be brought before the 2026 Annual Meeting must be delivered to the principal executive offices of the Company to the attention of the Corporate Secretary on or before February 7, 2026, but not before November 7, 2025.

In any case, the written notice of the shareholder must, for the matter to be eligible to be presented at the meeting, comply with all requirements and contain all information specified in the Company’s Bylaws, without regard to whether the proposed nomination or other business is to be included in management’s proxy soliciting materials or those of any other person.

Notice of Proposals to be Included in Management’s Proxy Materials

Proposals shareholders seek to have included in management’s proxy soliciting materials must be received by the Corporate Secretary on or before November 26, 2025, and to be so included, must contain the information required by the SEC’s Rule 14a-8 and otherwise comply with SEC rules. However, in order for a proposal to be eligible to be presented at the meeting, the shareholder must also comply with all of the requirements specified in the Bylaws for nominating a person for election as a director and/or bringing other business before the meeting.

The above information is only a summary of some of the requirements of the advance notice provisions of our Bylaws. If you would like to receive a copy of the provisions of our Bylaws setting forth all of these requirements, you should write to our executive offices, c/o Corporate Secretary.

By Order of the Board,

Gregory C. Hesler

Senior Vice President, General Counsel,

Corporate Secretary and Chief Ethics/Compliance Officer

Spokane, Washington

March 26, 2025

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APPENDIX A: THE LONG-TERM INCENTIVE PLAN OF AVISTA CORPORATION

Appendix A: The Long-Term Incentive Plan of Avista Corporation

AVISTA CORPORATION

LONG-TERM INCENTIVE PLAN

SECTION 1. PURPOSE

The purpose of the Avista Corporation Long-Term Incentive Plan (the “Plan”) is to enhance the long-term shareholder value of Avista Corporation, a Washington corporation (the “Company”), by offering opportunities to employees, directors and officers of the Company and its Subsidiaries (as defined in Section 2) to participate in the Company’s growth and success, and to encourage them to remain in the service of the Company and its Subsidiaries and to acquire and maintain stock ownership in the Company.

The Plan was initially adopted by the Company’s shareholders on May 14, 1998 and was subsequently amended and restated on May 12, 2000, January 1, 2005, November 9, 2006 May 13, 2010, January 19, 2016, and February 21, 2025.

Changes made pursuant to this amendment and restatement of the Plan shall apply to Awards (as defined below) granted on or after February 21, 2025, and Awards granted prior to February 21, 2025, shall continue to be governed by the applicable Award agreements and the terms of the Plan without giving effect to changes made pursuant to this amendment and restatement of the Plan.

SECTION 2. DEFINITIONS

For purposes of the Plan, the following terms are defined as set forth below:

2.1	Award

“Award” means an award or grant made to a Participant pursuant to the Plan, including, without limitation, awards or grants of Options, Stock Appreciation Rights, Stock Awards, Performance Awards, Other Stock-Based Awards or any combination of the foregoing (including any Dividend Equivalent Rights granted in connection with such Awards).

2.2	Board

“Board” means the Board of Directors of the Company.

2.3	Cause

“Cause” means (a) the willful and continued failure of the Holder to perform substantially the Holder’s duties with the Company or one of its Subsidiaries (other than any such failure resulting from incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to the Holder by the Board or the Chief Executive Officer of the Company which specifically identifies the manner in which the Board or the Chief Executive Officer believes that the Holder has not substantially performed the Holder’s duties; or (b) the willful engaging by the Holder in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

For purposes of this provision, no act or failure to act, on the part of the Holder, shall be considered “willful” unless it is done, or omitted to be done, by the Holder in bad faith or without reasonable belief that the Holder’s action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Holder in good faith and in the best interests of the Company.

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APPENDIX A: THE LONG-TERM INCENTIVE PLAN OF AVISTA CORPORATION

2.4	Change of Control

“Change of Control” means any of the following events:

(a)

The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either

(i)	the then outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or

(ii)

the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 2.4;

(b)

A change in the Board so that individuals who constitute the Board (the “Incumbent Board”) as of the date of adoption of the Plan cease for any reason to constitute at least a majority of the Board after such date; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c)

Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of Common Stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d)	A complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change of Control constitutes a payment event with respect to any Award (or portion of any Award) that provides for the deferral of compensation that is required to comply with (and is not otherwise exempt from) Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsections (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change of Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5).

2.5	Code

“Code” means the Internal Revenue Code of 1986, as amended.

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APPENDIX A: THE LONG-TERM INCENTIVE PLAN OF AVISTA CORPORATION

2.6	Common Stock

“Common Stock” means the common stock, no par value, of the Company.

2.7	Disability

“Disability” means “disability” as that term is defined for purposes of the Company’s Long-Term Disability Plan or other similar successor plan applicable to salaried employees. Notwithstanding the foregoing, if a Disability constitutes a payment event with respect to any Award (or portion of any Award) that provides for the deferral of compensation that is required to comply with (and is not otherwise exempt from) Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the “disability” described in the immediately preceding sentence with respect to such Award (or portion thereof) shall only constitute a Disability for purposes of the payment timing of such Award if such disability also constitutes a “disability” as defined in Treasury Regulation Section 1.409A-3(i)(4).

2.8	Dividend Equivalent Right

“Dividend Equivalent Right” means an Award granted under Section 13.

2.9	Early Retirement

“Early Retirement” means early retirement as that term is defined by the Plan Administrator from time to time for purposes of the Plan.

2.10	Exchange Act

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.11	Fair Market Value

The “Fair Market Value” shall be the closing price per share for the applicable date for the Common Stock on the New York Stock Exchange as such price is officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

2.12	Good Reason

“Good Reason” means a voluntary termination of employment by a Participant following the initial existence of any one of the following conditions arising without the consent of the Participant:

(a)

a material diminution by the Company of the Participant’s authority, duties, or responsibilities, excluding for this purpose isolated and inadvertent actions not taken in bad faith and remedied by the Company promptly after the Company receives notice from the Participant; provided, however, that a change in title or reporting relationship alone shall not constitute Good Reason;

(b)	a material diminution in Participant’s annual base salary or annual bonus opportunity;

(c)

a material change in the geographic location at which Participant must perform the services (which, for purposes of this Plan, means relocation of the offices of the Company at which Participant is principally employed to a location more than 50 miles from the location of such offices immediately prior to such change);

(d)	a material diminution in the budget over which Participant retains authority; or

(e)	any action or inaction that constitutes a material breach by the Company of this Plan with respect to Participant.

Good Reason shall exist only if (i) Participant provides notice to the Company of the existence of a condition described in (a) through (e) above within 90 days of the initial existence of the condition, (ii) upon the notice of which the Company shall be provided a period of 30 days during which it may remedy the condition, and (iii) if the Company does not timely remedy such condition, Participant terminates employment after the end of such remedial period and in all events no later than 90 days following the end of such remedial period.

2025 PROXY STATEMENT	A-3

APPENDIX A: THE LONG-TERM INCENTIVE PLAN OF AVISTA CORPORATION

2.13	Grant Date

“Grant Date” means the date the Plan Administrator adopted the granting resolution or a later date designated in a resolution of the Plan Administrator as the date an Award is to be granted.

2.14	Holder

“Holder” means:

(a)	a Participant who holds an outstanding Award;

(b)

for a Participant who has died while holding an outstanding Award, the personal representative of the Participant’s estate, the person(s) to whom the Participant’s rights under the Award have passed by will or by the applicable laws of descent and distribution, or the beneficiary designated in accordance with Section 14; or

(c)	the person(s) to whom an Award has been transferred in accordance with Section 14.

2.15	Incentive Stock Option

“Incentive Stock Option” means an Option to purchase Common Stock granted under Section 7 with the intention that such Option qualify as an “incentive stock option” as that term is defined in Section 422 of the Code.

2.16	Nonqualified Stock Option

“Nonqualified Stock Option” means an Option to purchase Common Stock granted under Section 7 other than an Incentive Stock Option.

2.17	Option

“Option” means the right to purchase Common Stock granted under Section 7.

2.18	Other Stock-Based Award

“Other Stock-Based Award” means an Award granted under Section 12.

2.19	Participant

“Participant” means an employee, officer or director of or an individual consultant or independent contractor to the Company or a Subsidiary, in any case who holds an outstanding Award, or, as the context may require, any of the foregoing individuals who has been designated by the Plan Administrator as eligible to participate in the Plan.

2.20	Performance Award

“Performance Award” means an Award granted under Section 11, the payout of which is subject to achievement through a performance period of performance goals prescribed by the Plan Administrator.

2.21	Plan Administrator

“Plan Administrator” means the Board or any committee or committees designated by the Board or any person or persons to whom the Board has delegated authority to administer the Plan under Section 3.1.

2.22	Restricted Stock

“Restricted Stock” means shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Plan Administrator.

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APPENDIX A: THE LONG-TERM INCENTIVE PLAN OF AVISTA CORPORATION

2.23	Retirement

“Retirement” means retirement as of the individual’s normal retirement date under the Company’s retirement plan for salaried employees or other similar successor plan applicable to salaried employees.

2.24	Securities Act

“Securities Act” means the Securities Act of 1933, as amended.

2.25	Stock Appreciation Right

“Stock Appreciation Right” means an Award granted under Section 9.

2.26	Stock Award

“Stock Award” means an Award granted under Section 10.

2.27	Subsidiary

“Subsidiary,” except as provided in Section 8.3 in connection with Incentive Stock Options, means any entity that is directly or indirectly controlled by the Company or in which the Company has a significant ownership interest, as determined by the Plan Administrator, and any entity that may become a direct or indirect parent of the Company.

2.28	Successor Corporation

“Successor Corporation” has the meaning set forth under Section 15.2.

SECTION 3. ADMINISTRATION

3.1	Plan Administrator

The Plan shall be administered by the Board or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of the Board. If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) “nonemployee directors” as contemplated by Rule 16b-3 under the Exchange Act; and (b) “independent directors” as contemplated by Section 303A.02 of the New York Stock Exchange Listed Company Manual. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible Participants to different committees consisting of two or more members of the Board, subject to such limitations as the Board or the Plan Administrator deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board may authorize one or more senior executive officers of the Company to grant Awards to designated classes of eligible employees within the limits prescribed by the Board.

3.2	Administration and Interpretation by the Plan Administrator

Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan or necessary or advisable in the administration of the Plan, including to (a) select individuals to be granted Awards, (b) determine the type of Awards to be granted, (c) determine the number of shares of Common Stock subject to an Award, (d) determine all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award, (e) construe and interpret the Plan and Award agreements, (f) correct any defect, supply any omission and reconcile any inconsistency in the Plan or any Award agreement, (g) adopt, revise or rescind rules and regulations of general application for the Plan’s administration, and (h) exercise discretion to make any and all other determinations and to take such actions that it determines to be necessary or advisable for the administration of the Plan. The Plan Administrator’s interpretation of the Plan and Award agreements and the Plan’s rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. Subject to applicable law and any applicable listing rules, the Plan Administrator may delegate administrative duties to such of the Company’s officers as it so determines.

2025 PROXY STATEMENT	A-5

APPENDIX A: THE LONG-TERM INCENTIVE PLAN OF AVISTA CORPORATION

SECTION 4. STOCK SUBJECT TO THE PLAN

4.1	Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 15.1, a maximum of 7,715,000 shares of Common Stock (which represents the sum of: (i) 6,135,000 shares that were previously authorized; and (ii) 1,580,000 shares newly authorized by shareholders with this restatement shall be available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company or may be purchased on the open market.

4.2	Limitations

(a)

Subject to adjustment from time to time as provided in Section 15.1, to the extent consistent with Section 424 of the Code, not more than an aggregate of 80,000 shares may be issued under Incentive Stock Options.

(b)

Subject to adjustment from time to time as provided in Section 15.1, shares of common stock made subject to Awards under the Plan to any non-employee director who is a Participant may not exceed $750,000 in value at the time of issuance in any given calendar year.

4.3	Reuse of Shares

Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or payment of the Award to the extent it is exercised for or settled in shares or by reason of holding back shares to cover taxes on the Holder associated with exercise or payment of the Award) shall again be available for issuance in connection with future grants of Awards under the Plan. Shares that are subject to tandem Awards shall be counted only once.

SECTION 5. ELIGIBILITY

Except as otherwise set forth herein, Awards may be granted under the Plan to those officers, directors and employees of and individual consultants and independent contractors to the Company and its Subsidiaries as the Plan Administrator from time to time selects.

SECTION 6. AWARDS

6.1	Form and Grant of Awards

The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be made under the Plan. Such Awards may include, but are not limited to, Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Stock Awards, Performance Awards, Other Stock-Based Awards and Dividend Equivalent Rights. Awards may be granted singly, in combination or in tandem so that the settlement or payment of one automatically reduces or cancels the other. Awards may also be made in combination or in tandem with, as alternatives to, or as the payment form for, grants or rights under any other compensation or benefit plan of the Company or of a Subsidiary.

6.2	Acquired Company Awards

Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities (“Acquired Entities”) (or the parent of the Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (the “Acquisition Transaction”); provided, however, any substitution of a new Option pursuant to a corporate transaction for an outstanding option or the assumption of an outstanding option shall meet the requirements of Treasury Regulation section 1.424-1. The preceding sentence shall apply to “incentive stock options” as that term is defined in Section 422 of the Code and nonqualified stock options. In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such Awards shall be deemed to be Participants and Holders.

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APPENDIX A: THE LONG-TERM INCENTIVE PLAN OF AVISTA CORPORATION

6.3	No Repricing

Other than in connection with a change in the Company’s capitalization as described in Section 15.1 of the Plan, the exercise price of an Option or Stock Appreciation Right may not be reduced without shareholder approval. In addition, other than in connection with a change in the Company’s capitalization as described in Section 15.1 of the Plan or in accordance with Section 15.2 of the plan, the exchange of Option or Stock Appreciation Rights, prior to exercise, for cash or other awards may not be made without shareholder approval.

6.4	Recoupment of Awards

Awards granted under the Plan shall be subject to any and all policies, guidelines, codes of conduct, or other agreement or arrangement adopted by the Board or Compensation Committee thereof with respect to the recoupment, recovery or clawback of compensation (collectively, the “Recoupment Policy”) and/or to any provisions set forth in the applicable Award agreement under which the Company may recover from current and former Participants or Holders any amounts paid or shares of Common Stock transferred in connection with an Award and any proceeds therefrom under such circumstances as the Plan Administrator determines appropriate. The Plan Administrator may apply the Recoupment Policy to Awards granted before the policy is adopted to the extent required by applicable law or rule of any securities exchange or market on which shares of Common Stock are listed or admitted for trading, as determined by the Plan Administrator in its sole discretion.

SECTION 7. AWARDS OF OPTIONS

7.1	Grant of Options

The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

7.2	Option Exercise Price

The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date.

7.3	Term of Options

The term of each Option shall be as established by the Plan Administrator or, if not so established, shall be 10 years from the Grant Date.

7.4	Exercise of Options

The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which or the installments in which the Option shall vest and become exercisable, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option will vest and become exercisable according to the following schedule, which may be waived or modified by the Plan Administrator at any time:

Period of Participant’s Continuous Employment or Service With the Company or Its Subsidiaries From the Option Grant Date	Percent of Total Option That Is Vested and Exercisable
After 1 year	25%
After 2 years	50%
After 3 years	75%
After 4 years	100%

Notwithstanding the provisions of Section 7.4 above or of Section 7.6, any unvested portion of the Option shall vest and become exercisable in full immediately upon termination of employment for reasons of Disability or death.

To the extent that the right to purchase shares has accrued thereunder, an Option may be exercised from time to time by written notice to the Company, in accordance with procedures established by the Plan Administrator, setting forth the number of shares with

2025 PROXY STATEMENT	A-7

APPENDIX A: THE LONG-TERM INCENTIVE PLAN OF AVISTA CORPORATION

respect to which the Option is being exercised and accompanied by payment in full as described in Section 7.5. The Plan Administrator may determine at any time that an Option may not be exercised as to less than 100 shares at any one time (or the lesser number of remaining shares covered by the Option).

7.5	Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash or by check, or, unless the Plan Administrator in its sole discretion determines otherwise, either at the time the Option is granted or at any time before it is exercised, a combination of cash and/or check (if any) and one or both of the following alternative forms:

(a)

tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) Common Stock already owned by the Holder for at least six months (or any shorter period necessary to avoid a charge to the Company’s earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price; or

(b)

if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent not prohibited by applicable law, including Section 402 of the Sarbanes-Oxley Act of 2002, as amended, delivery of a properly executed exercise notice, together with irrevocable instructions, to:

(i)

a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and

(ii)	the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board.

In addition, the price for shares purchased under an Option may be paid, either singly or in combination with one or more of the alternative forms of payment authorized by this Section 7.5 by such other consideration as the Plan Administrator may permit.

7.6	Post-Termination Exercises

The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if a Participant ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option will be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time.

In case of termination of the Participant’s employment or services other than by reason of death or Cause, the Option shall be exercisable, to the extent of the number of shares purchasable by the Participant at the date of such termination, only

(a)

within one year if the termination of the Participant’s employment or services is coincident with Retirement, Early Retirement in connection with a Company program offering early retirement or Disability; or

(b)

within three months after the date the Participant ceases employment with or services to the Company or a Subsidiary if termination of the Participant’s employment or services is for any reason other than Retirement, Early Retirement in connection with a Company program offering early retirement or Disability, but in no event later than the remaining term of the Option. Any Option exercisable at the time of the Participant’s death may be exercised, to the extent of the number of shares purchasable by the Participant at the date of the Participant’s death, by the personal representative of the Participant’s estate, the person(s) to whom the Participant’s rights under the Award have passed by will or the applicable laws of descent and distribution or the beneficiary designated pursuant to Section 14 at any time or from time to time within one year after the date of death, but in no event later than the remaining term of the Option. Any portion of an Option that is not exercisable on the date of termination of the Participant’s employment or services shall terminate on such date, unless the Plan Administrator determines otherwise. In case of termination of the Participant’s employment or services for Cause, the Option shall automatically terminate upon first notification to the Participant of such termination, unless the Plan Administrator determines otherwise. If a Participant’s employment or services with the Company are suspended pending an

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APPENDIX A: THE LONG-TERM INCENTIVE PLAN OF AVISTA CORPORATION

investigation of whether the Participant shall be terminated for Cause, all the Participant’s rights under any Option likewise shall be suspended during the period of investigation, provided the the maximum term of the Option shall not be extended beyond its original end date.

A transfer of employment or services between or among the Company and its Subsidiaries shall not be considered a termination of employment or services for purposes of this Section 7.6. The effect of a Company-approved leave of absence on the terms and conditions of an Option shall be determined by the Plan Administrator, in its sole discretion.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

8.1	Dollar Limitation

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2	10% Shareholders

If a Participant owns more than 10% of the total voting power of all classes of the Company’s stock, then the exercise price per share of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option term shall not exceed five years. The determination of 10% ownership shall be made in accordance with Section 422 of the Code.

8.3	Eligible Employees

Only employees of the Company or of one of its parent corporations or subsidiary corporations may be granted Incentive Stock Options. For purposes of this Section 8.3, “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

8.4	Term

The term of an Incentive Stock Option shall not exceed 10 years.

8.5	Exercisability

To qualify for Incentive Stock Option tax treatment, an Option designated as an Incentive Stock Option must be exercised within three months after termination of employment for reasons other than death, except that, in the case of termination of employment due to total disability, such Option must be exercised within one year after such termination. Employment shall not be deemed to continue beyond the first 3 months of a leave of absence unless the Participant’s reemployment rights are provided by statute or contract. For purposes of this Section 8.5, “total disability” shall mean a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Plan Administrator.

8.6	Taxation of Incentive Stock Options

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares issued upon the exercise of an Incentive Stock Option for two years after the Grant Date of the Incentive Stock Option and one year from the date of exercise. A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Plan Administrator may require a Participant to give the Company prompt notice of any disposition of shares acquired by the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

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APPENDIX A: THE LONG-TERM INCENTIVE PLAN OF AVISTA CORPORATION

SECTION 9. STOCK APPRECIATION RIGHTS

9.1	Grant of Stock Appreciation Rights

To the extent permitted by Section 6.1, the Plan Administrator may grant a Stock Appreciation Right separately or in tandem with a related Option.

9.2	Tandem Stock Appreciation Rights

A Stock Appreciation Right granted in tandem with a related Option will give the Holder the right to surrender to the Company all or a portion of the related Option and to receive an appreciation distribution (in shares of Common Stock or cash or any combination of shares and cash, as the Plan Administrator, in its sole discretion, shall determine at any time) in an amount equal to the excess of the Fair Market Value for the date the Stock Appreciation Right is exercised over the exercise price per share of the right, which shall be the same as the exercise price of the related Option. A tandem Stock Appreciation Right will have the same other terms and provisions as the related Option. Upon and to the extent a tandem Stock Appreciation Right is exercised, the related Option will terminate.

9.3	Stand-Alone Stock Appreciation Rights

A Stock Appreciation Right granted separately and not in tandem with an Option will give the Holder the right to receive an appreciation distribution (in shares of Common Stock or cash or any combination of shares and cash, as the Plan Administrator, in its sole discretion, shall determine at any time) in an amount equal to the excess of the Fair Market Value for the date the Stock Appreciation Right is exercised over the exercise price per share of the right.

A stand-alone Stock Appreciation Right will have such terms as the Plan Administrator may determine, except that the exercise price per share of the right must be at least equal to 100% of the Fair Market Value on the Grant Date and the term of the right, if not otherwise established by the Plan Administrator, shall be 10 years from the Grant Date.

9.4	Exercise of Stock Appreciation Rights

Unless otherwise provided by the Plan Administrator in the instrument that evidences the Stock Appreciation Right, the provisions of Section 7.6 relating to the termination of a Participant’s employment or services shall apply equally, to the extent applicable, to the Holder of a Stock Appreciation Right.

SECTION 10. STOCK AWARDS

10.1	Grant of Stock Awards

To the extent permitted by Section 6.1, the Plan Administrator is authorized to make Awards of Common Stock to Participants on such terms and conditions and subject to such restrictions, if any (which may be based on continuous service with the Company or the achievement of performance goals related to earnings, earnings per share, profits, profit growth, profit-related return ratios, cost management, dividend payout ratios, economic value added, cash flow or total shareholder return, where such goals may be stated in absolute terms or relative to comparison companies), as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions and the circumstances under which forfeiture of Restricted Stock shall occur by reason of termination of the Participant’s services.

10.2	Issuance of Shares

Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Stock Award, or upon the Participant’s release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, the Company shall release, as soon as practicable, to the Holder or, in the case of the Holder’s death, to the personal representative of the Holder’s estate or as the appropriate court directs, the appropriate number of shares of Common Stock.

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APPENDIX A: THE LONG-TERM INCENTIVE PLAN OF AVISTA CORPORATION

10.3	Waiver of Restrictions

Notwithstanding any other provisions of the Plan, the Plan Administrator may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on any Restricted Stock under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

SECTION 11. PERFORMANCE AWARDS

11.1	Plan Administrator Authority

Performance Awards may be denominated in cash, shares of Common Stock or any combination thereof. To the extent permitted by Section 6.1, the Plan Administrator is authorized to grant Performance Awards and shall determine the nature, length and starting date of the performance period for each Performance Award and the performance objectives to be used in valuing Performance Awards and determining the extent to which such Performance Awards have been earned. Performance objectives and other terms may vary from Participant to Participant and between groups of Participants. Performance objectives may be based on, among other criteria, earnings, earnings per share, profits, profit growth, profit-related return ratios, cost management, dividend payout ratios, economic value added, cash flow or total shareholder return, where such goals may be stated in absolute terms relative to comparison companies or otherwise, as the Plan Administrator shall determine, in its sole discretion. Performance periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different performance periods and different performance factors and criteria.

The Plan Administrator shall determine for each Performance Award the range of dollar values or number of shares of Common Stock (which may, but need not, be shares of Restricted Stock pursuant to Section 10), or a combination thereof, to be received by the Participant at the end of the performance period if and to the extent that the relevant measures of performance for such Performance Awards are met. The earned portion of a Performance Award may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the Plan Administrator. Payment shall be made in the form of cash, whole shares of Common Stock (which may, but need not, be shares of Restricted Stock pursuant to Section 10), Options or any combination thereof, either in a single payment or in annual installments, all as the Plan Administrator shall determine.

11.2	Adjustment of Awards

The Plan Administrator may adjust the performance goals and measurements applicable to Performance Awards to take into account changes in law and accounting and tax rules and to make such adjustments as the Plan Administrator deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances. The Plan Administrator also may adjust the performance goals and measurements applicable to Performance Awards and thereby reduce the amount to be received by any Participant pursuant to such Awards if and to the extent that the Plan Administrator deems it appropriate.

11.3	Payout Upon Termination

The Plan Administrator shall establish and set forth in each instrument that evidences a Performance Award whether the Award will be payable, and the terms and conditions of such payment, if a Participant ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Performance Award, the Award will be payable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time. If during a performance period a Participant’s employment or services with the Company terminate by reason of the Participant’s Retirement, Early Retirement at the Company’s request, Disability or death, such Participant shall be entitled to a payment with respect to each outstanding Performance Award at the end of the applicable performance period (a) based, to the extent relevant under the terms of the Award, on the Participant’s performance for the portion of such performance period ending on the date of termination and (b) prorated for the portion of the performance period during which the Participant was employed by the Company, all as determined by the Plan Administrator. The Plan Administrator may provide for an earlier payment in settlement of such Performance Award discounted at a reasonable interest rate and otherwise in such amount and under such terms and conditions as the Plan Administrator deems appropriate.

Except as otherwise provided in Section 15 or in the instrument evidencing the Performance Award, if during a performance period a Participant’s employment or services with the Company terminate other than by reason of the Participant’s Retirement, Early Retirement at the Company’s request, Disability or death, then such Participant shall not be entitled to any payment with respect to the Performance Awards relating to such performance period, unless the Plan Administrator shall otherwise determine. The provisions of Section 7.6 regarding leaves of absence and termination for Cause shall apply to Performance Awards.

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APPENDIX A: THE LONG-TERM INCENTIVE PLAN OF AVISTA CORPORATION

SECTION 12. OTHER STOCK-BASED AWARDS

To the extent permitted by Section 6.1, the Plan Administrator may grant other Awards under the Plan pursuant to which shares of Common Stock (which may, but need not, be shares of Restricted Stock pursuant to Section 10) are or may in the future be acquired, or Awards denominated in stock units, including ones valued using measures other than market value. Such Other Stock-Based Awards may be granted alone or in addition to or in tandem with any Award of any type granted under the Plan and must be consistent with the Plan’s purpose.

SECTION 13. DIVIDEND EQUIVALENT RIGHTS

To the extent permitted by Section 6.1, any Awards under the Plan may, in the Plan Administrator’s discretion, earn Dividend Equivalent Rights. In respect of any Award that is outstanding on the dividend record date for Common Stock, the Participant may be credited with an amount equal to the cash or stock dividends or other distributions that would have been paid on the shares of Common Stock covered by such Award had such covered shares been issued and outstanding on such dividend record date. The Plan Administrator shall establish such rules and procedures governing the crediting of Dividend Equivalent Rights, including the timing, form of payment and payment contingencies of such Dividend Equivalent Rights, as it deems are appropriate or necessary.

SECTION 14. ASSIGNABILITY

No Award granted under the Plan may be assigned or transferred by the Holder other than by will or by the applicable laws of descent and distribution, and, during the Holder’s lifetime, such Awards may be exercised only by the Holder or a permitted assignee or transferee of the Holder (as provided below). Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit a Holder of such Awards to designate a beneficiary who may exercise the Award or receive compensation under the Award after the Holder’s death; provided, however, that any Award so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Award.

SECTION 15. ADJUSTMENTS

15.1	Adjustment of Shares

In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend or other change in the Company’s corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities subject to the Plan as set forth in Section 4.1, (ii) the maximum number and kind of securities that may be made subject to Stock Awards and to Awards to any individual Participant as set forth in Section 4.2, and (iii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor; provided, however, any substitution of a new Option pursuant to a corporate transaction for an outstanding Option or the assumption of an outstanding Option shall meet the requirements of Treasury Regulation §1.424-1. The preceding sentence shall apply to “incentive stock options” as that term is defined in Section 422 of the Code and nonqualified stock options. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.

15.2	Change of Control

Except as otherwise provided in the instrument that evidences the Award, in the event of any Change of Control, each Award that is at the time outstanding shall automatically accelerate so that each such Award shall, immediately prior to the specified effective date for the Change of Control, become 100% vested and exercisable; provided, however, that with respect to Performance Awards, the performance objectives with respect thereto shall be deemed to be met at the target level or determined based on actual performance through the date of the Change of Control as if the performance period ended on such date, whichever is higher. Such Award shall not so accelerate, however, if and to the extent that such Award is, in connection with the Change of Control, either to be assumed by the successor corporation or parent thereof (the “Successor Corporation”) or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation. The determination of Award comparability in the immediately preceding sentence shall be made by the Plan Administrator, and its determination shall be conclusive and binding. All such Awards

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APPENDIX A: THE LONG-TERM INCENTIVE PLAN OF AVISTA CORPORATION

shall terminate and cease to remain outstanding immediately following the consummation of the Change of Control, except to the extent assumed by the Successor Corporation. In the event an Option or Stock Appreciation Right is cancelled pursuant to this Section 15.2 in exchange for a payment based on the amount by which the Fair Market Value of Common Stock exceeds the exercise price for such Option or Stock Appreciation Right, any Option or Stock Appreciation Right with an exercise price equal to or greater than the Fair Market Value of Common Stock may be cancelled for no consideration. Any Awards that are assumed or replaced in the Change of Control and do not otherwise accelerate at that time shall be accelerated in the event that the Participant’s employment or services should subsequently terminate within 24 months following such Change of Control, unless such employment or services are terminated by the Successor Corporation for Cause or by the Participant voluntarily without Good Reason.

15.3	Further Adjustment of Awards

Subject to Sections 15.2 and 17.3, and subject to the limitations set forth in Section 11, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or other corporate transaction, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, payment or settlement or lifting restrictions, differing methods for calculating payments or settlements, alternate forms and amounts of payments and settlements and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants; provided that any cancellation or termination of Options or Stock Appreciation Rights with an exercise price that is less than the Fair Market Value of a share of Common Stock on the date of such cancellation or termination may be made without payment of any consideration therefor. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or Change of Control that is the reason for such action.

15.4	Limitations

The grant of Awards will in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SECTION 16. WITHHOLDING

The Company may require the Holder to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant, exercise, payment or settlement of any Award. Subject to the Plan and applicable law and unless the Plan Administrator determines otherwise, the Holder may satisfy withholding obligations, in whole or in part, by paying cash, by electing to have the Company withhold shares of Common Stock (up to the employer’s minimum required tax withholding rate) or by transferring shares of Common Stock to the Company (already owned by the Participant for the period necessary to avoid a charge to the Company’s earnings for financial reporting purposes), in such amounts as are equivalent to the Fair Market Value of the withholding obligation. The Company shall have the right to withhold from any Award or any shares of Common Stock issuable pursuant to an Award or from any cash amounts otherwise due or to become due from the Company to the Participant an amount equal to such taxes.

SECTION 17. AMENDMENT AND TERMINATION OF PLAN

17.1	Amendment of Plan

The Plan may be amended only by the Board as it shall deem advisable; provided, however, to the extent required for compliance with Section 422 of the Code or any other applicable law, rule or regulation, shareholder approval will be required for any amendment that will (a) increase the total number of shares as to which Options may be granted or that may be used in payment of Stock Appreciation Rights, Performance Awards, Other Stock-Based Awards or Dividend Equivalent Rights under the Plan or that may be issued as Stock Awards, (b) modify the class of persons eligible to receive Options, (c) result in a “material revision” of the Plan as contemplated by Section 303A.08 of the New York Stock Exchange Listed Company Manual, or (d) otherwise require shareholder approval under any applicable law, rule or regulation.

2025 PROXY STATEMENT	A-13

APPENDIX A: THE LONG-TERM INCENTIVE PLAN OF AVISTA CORPORATION

17.2	Termination of Plan

The Board may suspend or terminate the Plan at any time. The Plan will have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than 10 years after the earlier of the Plan’s adoption by the Board and approval by the shareholders. In accordance with Treasury Regulations sections 1.422-2(b)(iii) and 1.422-2(c), the amendment and restatement of the Plan effective February 21, 2025, constitutes a new plan for purposes of the Incentive Stock Option rules. As a result, Incentive Stock Options may be granted within ten years from the earlier of the date the amended and restated plan is adopted by the Board or the date such plan is approved by shareholders.

17.3	Consent of Holder

The amendment or termination of the Plan shall not, without the consent of the Holder of any Award under the Plan, impair or diminish any rights or obligations under any Award theretofore granted under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Holder, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

17.4	Correction of Errors

Notwithstanding anything in this Plan or an Award agreement to the contrary, the Plan Administrator may amend an Award, to take effective retroactively or otherwise, as deemed necessary or advisable for the purpose of correcting errors occurring in connection with the grant or documentation of an Award, including rescinding an Award erroneously granted, including, but not limited to, an Award erroneously granted to an individual who is not eligible to receive on an Award on the date of grant of the Award. By accepting an Award under the Plan, each Participant agrees to any amendment made pursuant to this Section 17.4 to any Award made under the Plan without further consideration or action.

SECTION 18. GENERAL

18.1	Award Agreements

Awards granted under the Plan shall be evidenced by a written agreement that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

18.2	No Employment Rights; No Right to Award

Nothing contained in the Plan or any Award agreement shall confer upon any individual any right with respect to the continuation of employment by or provision of services to the Company or any Subsidiary or interfere in any way with the right of the Company or applicable Subsidiary, subject to the terms of any separate agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation or benefits of such individual. No individual shall have any claim or right to receive an Award hereunder. The Plan Administrator’s granting of an Award to a Participant at any time shall neither require the Plan Administrator to grant any other Award to such Participant or other individual at any time nor preclude the Plan Administrator from making subsequent grants to such Participant or any other individual.

18.3	Registration

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

Inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company’s counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the

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APPENDIX A: THE LONG-TERM INCENTIVE PLAN OF AVISTA CORPORATION

issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

18.4	No Rights as a Shareholder

No Award shall entitle the Holder to any cash dividend (except to the extent provided in an Award of Restricted Stock or of Dividend Equivalent Rights), voting or other right of a shareholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award, free of all applicable restrictions except as otherwise required with respect to a transfer of Restricted Stock.

18.4	Section 409A of the Code

The Plan and Award agreements as well as payments and benefits thereunder are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan and Award agreements shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, if payments or benefits under the Plan are payable upon a termination of employment or other service (or words of similar import), a Participant shall not be considered to have experienced such a termination for purposes of the Plan and no payment or benefit shall be due to such Participant under the Plan or any Award until such Participant is considered to have experienced a “separation from service” from the Company within the meaning of Section 409A of the Code. Any payments or benefits described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards are payable upon a separation from service and the Participant is a “specified employee” as defined in Section 409A of the Code, the settlement and payment of such Awards shall instead be made (without interest) on the Company’s first regular payroll date that is at least six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code.

18.5	No Guarantee of Tax Consequences

None of the Company, its Subsidiaries, the Board, the Plan Administrator or any officer, employee, agent, affilaite or representative of any of the foregoing makes any commitment or guarantee with respect to the Plan or any Award granted hereunder that any particular tax treatment will (or will not) apply with respect to any Participant (or any party claiming through or on behalf of any Participant), including any tax consequences under Section 409A of the Code, or assumes any liability or responsibility with respect thereto.

18.5	Compliance With Laws and Regulations

Notwithstanding anything in the Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

18.6	Unfunded Plan

The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.7	Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

2025 PROXY STATEMENT	A-15

APPENDIX A: THE LONG-TERM INCENTIVE PLAN OF AVISTA CORPORATION

18.8	Captions.

The captions of this Plan are not part of the provisions hereof and shall have no force or effect.

SECTION 19. EFFECTIVE DATE

The Plan’s effective date is the date on which it is adopted by the Board, so long as it is approved by the Company’s shareholders at any time within 12 months of such adoption.

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AVISTA CORP. P.O. BOX 3727 SPOKANE, WA 99220-3727

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 7, 2025 for shares held directly and by 11:59 P.M. ET on May 6, 2025 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/AVA2025

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 7, 2025 for shares held directly and by 11:59 P.M. ET on May 6, 2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
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DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees		For	Against	Abstain

1a. Julie A. Bentz		☐	☐	☐	The Board of Directors recommends you vote FOR proposals 2, 3 and 4.		For	Against	Abstain

1b. Donald C. Burke		☐	☐	☐	2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025.		☐	☐	☐

1c. Kevin B. Jacobsen		☐	☐	☐

1d. Rebecca A. Klein		☐	☐	☐	3. Approve the amendment and restatement of the Company’s long-term incentive plan, including an increase in available shares.		☐	☐	☐
1e. Sena M. Kwawu		☐	☐	☐

1f. Scott H. Maw		☐	☐	☐	4. Advisory (non-binding) vote on executive compensation.		☐	☐	☐

1g. Scott L. Morris		☐	☐	☐	NOTE: The proxies will have discretionary authority to transact such other business as may come before the meeting or any adjournment or postponement thereof.
1h. Jeffry L. Philipps		☐	☐	☐

1i. Heather L. Rosentrater		☐	☐	☐
1j. Heidi B. Stanley		☐	☐	☐
1k. Janet D. Widmann		☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

This year’s Annual Meeting will be a completely virtual meeting of shareholders. You will be able to attend the Annual Meeting, vote and submit questions during the Annual Meeting via the live webcast by visiting www.virtualshareholdermeeting.com/AVA2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com.

PROXY/VOTING INSTRUCTION CARD

This proxy is solicited on behalf of the Board of Directors of Avista Corporation

For the Annual Meeting of Shareholders on Thursday, May 8, 2025

The undersigned hereby appoints Heather L. Rosentrater and Gregory C. Hesler, and each of them, with full power of substitution, the proxies of the undersigned, to represent the undersigned and vote all shares of Avista Corporation Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on May 8, 2025, and any adjournment or postponement thereof, as indicated on the reverse side.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted “FOR” item 2 and, if the shares represented hereby are registered in the name of the beneficial owner (and not a broker), will be voted “FOR” items 3 and 4 but will not be voted either “FOR” or “AGAINST” item 1.

If you are a participant in the Avista Investment and Employee Stock Ownership Plan, this proxy covers all shares for which the undersigned has the right to give voting instructions to Vanguard Fiduciary Trust Company, Trustee of that Plan. This proxy, when properly executed, will be voted as directed. If no direction is given to the Trustee by 11:59 p.m. Eastern Time on May 6, 2025, the Trustee will vote the shares held in that plan in the same proportion as votes received from other participants in the plan.

Continued and to be signed on reverse side